Execution







===============================================================================







                       GE CAPITAL MORTGAGE SERVICES, INC.,

                               Seller and Servicer


                                       and



                      STATE STREET BANK AND TRUST COMPANY,

                                     Trustee






                         POOLING AND SERVICING AGREEMENT

                             Dated as of May 1, 1999




                       GE Capital Mortgage Services, Inc.,

                                  1999-12 Trust






===============================================================================

                                Table of Contents
                                                                       Page


                                    ARTICLE I
                                   DEFINITIONS

Section 1.01. Definitions...............................................1


                                   ARTICLE II
         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans............................34
Section 2.02. Acceptance by Trustee...................................37
Section 2.03. Representations and Warranties
              of the Company; Mortgage Loan Repurchase................39
Section 2.04. Execution of Certificates...............................44
Section 2.05. Designations under the REMIC Provisions.................44


                                   ARTICLE III
                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01. Company to Act as Servicer.............................44
Section 3.02. Collection of Certain Mortgage Loan Payments;
              Mortgage Loan Payment Record; Certificate
              Account................................................48
Section 3.03. Collection of Taxes, Assessments and Other Items.......50
Section 3.04. Permitted Debits to the Mortgage Loan Payment Record...51
Section 3.05. Maintenance of the Primary Insurance Policies..........52
Section 3.06. Maintenance of Hazard Insurance........................53
Section 3.07. Assumption and Modification Agreements.................53
Section 3.08. Realization Upon Defaulted Mortgage Loans..............54
Section 3.09. Trustee to Cooperate; Release of Mortgage Files........57
Section 3.10. Servicing Compensation; Payment of Certain
              Expenses by the Company................................57
Section 3.11. Reports to the Trustee.................................58
Section 3.12. Annual Statement as to Compliance......................58
Section 3.13. Annual Independent Public Accountants'
              Servicing Report.......................................58
Section 3.14. Access to Certain Documentation and
              Information Regarding the Mortgage Loans...............59
Section 3.15. Maintenance of Certain Servicing Policies..............59
Section 3.16. Optional Purchase of Defaulted Mortgage Loans..........59


                                   ARTICLE IV
                             PAYMENTS AND STATEMENTS

Section 4.01. Distributions..........................................59
Section 4.02. Method of Distribution.................................64
Section 4.03. Allocation of Losses...................................65
Section 4.04. Monthly Advances; Purchases of
              Defaulted Mortgage Loans...............................66
Section 4.05. Statements to Certificateholders.......................67
Section 4.06. Servicer's Certificate.................................69
Section 4.07. Reports of Foreclosures and Abandonments
              of Mortgaged Property..................................69
Section 4.08. Reduction of Servicing Fees by Compensating
              Interest Payments......................................70
Section 4.09. Surety Bond............................................70
Section 4.10. Distributions to Holders of Designated
              Retail Certificates....................................70


                                    ARTICLE V
                                THE CERTIFICATES

Section 5.01. The Certificates.......................................75
Section 5.02. Registration of Transfer and
              Exchange of Certificates...............................76
Section 5.03. Mutilated, Destroyed, Lost or
              Stolen Certificates....................................81
Section 5.04. Persons Deemed Owners..................................82
Section 5.05. Access to List of Certificateholders'
              Names and Addresses....................................82
Section 5.06. Representation of Certain Certificateholders...........82
Section 5.07. Determination of COFI..................................83
Section 5.08. Determination of LIBOR.................................83


                                   ARTICLE VI
                                   THE COMPANY

Section 6.01. Liability of the Company...............................85
Section 6.02. Merger or Consolidation of, or Assumption of
              the Obligations of, the Company........................85
Section 6.03. Assignment.............................................85
Section 6.04. Limitation on Liability of the
              Company and Others.....................................85
Section 6.05. The Company Not to Resign..............................86


                                   ARTICLE VII
                                     DEFAULT

Section 7.01. Events of Default......................................86
Section 7.02. Trustee to Act; Appointment of Successor...............87
Section 7.03. Notification to Certificateholders.....................88


                                  ARTICLE VIII
                                   THE TRUSTEE

Section 8.01. Duties of Trustee......................................88
Section 8.02. Certain Matters Affecting the Trustee..................90
Section 8.03. Trustee Not Liable for Certificates
              or Mortgage Loans......................................91
Section 8.04. Trustee May Own Certificates...........................91
Section 8.05. The Company to Pay Trustee's Fees and Expenses.........91
Section 8.06. Eligibility Requirements for Trustee...................91
Section 8.07. Resignation or Removal of Trustee......................92
Section 8.08. Successor Trustee......................................92
Section 8.09. Merger or Consolidation of Trustee.....................93
Section 8.10. Appointment of Co-Trustee or Separate Trustee..........93
Section 8.11. Compliance with REMIC Provisions; Tax Returns..........94


                                   ARTICLE IX
                                   TERMINATION

Section 9.01. Termination upon Repurchase by the
              Company or Liquidation of All Mortgage Loans...........94
Section 9.02. Additional Termination Requirements....................96


                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

Section 10.01. Amendment.............................................96
Section 10.02. Recordation of Agreement..............................98
Section 10.03. Limitation on Rights of Certificateholders............98
Section 10.04. Governing Law.........................................99
Section 10.05. Notices...............................................99
Section 10.06. Notices to the Rating Agencies........................99
Section 10.07. Severability of Provisions............................99
Section 10.08. Certificates Nonassessable and Fully Paid.............99

Exhibits

EXHIBIT A   Forms of Certificates
EXHIBIT B   Principal Balance Schedules
EXHIBIT C   Mortgage Loans (including list of Cooperative Loans)
EXHIBIT D   Form of Servicer's Certificate
EXHIBIT E   Form of Transfer Certificate as to ERISA Matters for Definitive
            ERISA-Restricted Certificates
EXHIBIT F   Form of Residual Certificate Transferee Affidavit
EXHIBIT G   Form of Residual Certificate Transferor Letter
EXHIBIT H   Additional Servicer Compensation
EXHIBIT I   Form of Investment Letter for Definitive Restricted Certificates
EXHIBIT J   Form of Distribution Date Statement
EXHIBIT K   Form of Special Servicing and Collateral Fund Agreement
EXHIBIT L   Form of Lost Note Affidavit and Agreement
EXHIBIT M   Schedule of Designated Loans
EXHIBIT N   Schedule of Pledged Asset Mortgage Loans
EXHIBIT O   Senior Principal Priorities

     THIS POOLING AND SERVICING AGREEMENT, dated as of May 1, 1999, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts banking corporation, as Trustee.

                          W I T N E S S E T H  T H A T :


     In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accretion Directed Certificate: None.

     Accretion Directed Component: None.

     Accretion Termination Date: None.

     Accrual Amount: As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates and any Accretion Directed Components pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.

     Accrual Certificates: None.

     Accrual Component: None.

     Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates other than the Class S Certificates, on the aggregate Notional Principal Balance) thereof immediately prior to (or, in the case of the Class S Certificates, on the aggregate Notional Principal Balance thereof with respect to) such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Specified Component (other than any Principal Only Component), interest accrued during the related Interest Accrual Period at the applicable Component Interest Rate on the Component Principal Balance (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the aggregate of Accrued Certificate Interest on such Specified Components for such Distribution Date.

     Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and any Specified Component (other than any Principal Only Component) shall be reduced by such Class's or Specified Component's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall and Interest Losses shall be allocated among (x) the Classes of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and (y) the Specified Components (other than any Principal Only Component) of any Component Certificate in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

     Additional Collateral: With respect to any Mortgage 100SM Loan, the marketable securities held from time to time as security for the repayment of such Mortgage 100SM Loan and any related collateral. With respect to any Parent PowerSM Loan, the third-party guarantee for such Parent PowerSM Loan, together with (i) any marketable securities held from time to time as security for the performance of such guarantee and any related collateral or (ii) any mortgaged property securing the performance of such guarantee, the related home equity line of credit loan and any related collateral.

     Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of the Junior Certificates.

     (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

     Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

     Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

     Anniversary Determination Date: The Determination Date occurring in June of each year that the Certificates are outstanding, commencing in June 2000.

     Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

     Assumed Monthly Payment Reduction: As of any Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Net Mortgage Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

     Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the Mortgage Loan Payment Record pursuant to
Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans and Defaulted Mortgage Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, (y) the amount of any Unanticipated Recovery credited to the Mortgage Loan Payment Record pursuant to clause (vi) of Section 3.02(b), and (z) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses (i) through (vii) and (ix) of Section 3.04.

     Bankruptcy Coverage Termination Date: The Distribution Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

     Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $100,000, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

     The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

     BBA: The British Bankers' Association.

     BIF: The Bank Insurance Fund of the FDIC, or its successor in interest.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class B3, Class B4, Class B5, Class R, Class PO and Class S Certificates, constitutes a Class of Book-Entry Certificates.

     Book-Entry Nominee: As defined in Section 5.02(b).

     Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

     Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

     Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

     Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage Loan.

     Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

     Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section 3.02 and which must be an Eligible Account.

     Certificate Interest Rate: With respect to any Class of Certificates, other than the Class S Certificates or any LIBOR Certificates, and as of any Distribution Date, the per annum rate specified or described in Section 5.01(b). With respect to any Class of LIBOR Certificates, the per annum variable rate at any time at which interest accrues on the Certificates of such Class, as determined pursuant to Section 5.01(f). With respect to the Class S Certificates and any Distribution Date, the Strip Rate for such Distribution Date.

     Certificate Owner: With respect to any Book-Entry Certificate, the person who is the beneficial owner thereof.

     Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate, its Percentage Interest of any related Accrual Amount for each previous Distribution
Date) less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

     Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

     Class: All Certificates bearing the same class designation.

     Class A1 Percentage: With respect to any Distribution Date, the percentage (carried to six decimal places) obtained by dividing (x) the aggregate Certificate Principal Balance of the Class A1 Certificates immediately preceding such Distribution Date, by (y) the aggregate Certificate Principal Balance of all the Certificates (other than the Class PO Certificates) immediately preceding such Distribution Date.

     Class A1 Prepayment Distribution Percentage: 0% through the Distribution Date in May 2004; 30% thereafter through the Distribution Date in May 2005; 40% thereafter through the Distribution Date in May 2006; 60% thereafter through the Distribution Date in May 2007; 80% thereafter through the Distribution Date in May 2008; and 100% thereafter.

     Class A1 Principal Distribution Amount: With respect to any Distribution Date, the sum of (a) the total of the amounts described in clauses (i) and (iii) of the definition of Senior Optimal Principal Amount for such date (without application of the Senior Percentage or the Senior Prepayment Percentage) multiplied by the Class A1 Percentage for such date and (b) the total of the amounts described in clauses (ii), (iv) and (v) of the definition of Senior Optimal Principal Amount (without application of the Senior Prepayment Percentage) for such date multiplied by the product of (x) the Class A1 Percentage for such date and (y) the Class A1 Prepayment Distribution Percentage for such date; provided, however, that (i) on the Group I Final Distribution Date, the Class A1 Principal Distribution Amount will be increased by any portion of the Senior Optimal Principal Amount remaining for distribution under clause (1)(b)(I)(B) of the Senior Principal Priorities after distributions of principal have been made on the Group I Senior Certificates and (ii) following the Group I Final Distribution Date, the Class A1 Principal Distribution Amount will equal the portion of the Senior Optimal Principal Amount available for distribution under clause (1)(b)(I) of the Senior Principal Priorities.

     Class B Certificate: Any Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate.

     Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

     Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates or any Class consisting of Specified Components) or any Specified Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component constituting a Specified Component) on such Distribution Date pursuant to Section 4.01(a)(i) is less than the Accrued Certificate Interest thereon or in respect thereof for such Distribution Date. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the sum of the Class Interest Shortfalls for such Components on such date.

     Class PO Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss, other than any Excess Loss, to be allocated to the Class PO Certificates on such Distribution Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates pursuant to Section 4.01(a)(iv).

     Class PO Principal Distribution Amount: As to any Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

     (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

     (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

     (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

     (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

     (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

     For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

     Closing Date: May 27, 1999.

     Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

     COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

     COFI Certificates: None.

     COFI Determination Date: As to each Interest Accrual Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

     Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

     Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses
(a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

     Component: Any of the components of a Class of Component Certificates having the designations and the initial Component Principal Balances as follows:

                                                     Initial Component
                    Designation                     Principal Balance
                    -----------                     -----------------
                        N/A                                N/A


     Component Certificate: None.

     Component Interest Rate: None.

     Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to
Section 4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

     Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

     Cooperative: A private, cooperative housing corporation organized in accordance with applicable state laws which owns or leases land and all or part of a building or buildings located in the relevant state, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of one or more Proprietary Leases.

     Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate(s), (iii) an assignment of the Proprietary Lease(s), (iv) financing statements and (v) a stock power (or other similar instrument), and in addition thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund. The Mortgage Loans identified as such in Exhibit C hereto are Cooperative Loans.

     Cooperative Stock: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate(s) or other instrument evidencing the related Cooperative Stock.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department.

     Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

     Cut-off Date: May 1, 1999.

     Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over
(b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

     Deceased Holder: With respect to a Holder of any Designated Retail Certificate, as defined in Section 4.10(b).

     Defaulted Mortgage Loan: With respect to any Determination Date, a Mortgage Loan as to which the related Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

     Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

     Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

     Definitive Certificate: Any Certificate, other than a Book-Entry Certificate, issued in definitive, fully registered form.

     Definitive Restricted Junior Certificate: Any Restricted Junior Certificate that is in the form of a Definitive Certificate.

     Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

     Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

     Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

     Designated Loans: The Mortgage Loans listed in Exhibit M hereto.

     Designated Rate: 6.25% per annum.

     Designated Retail Certificate: None.

     Designated Telerate Page: The Dow Jones Telerate Service page 3750 (or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA for the purpose of displaying the Interest Settlement Rates).

     Determination Date: With respect to any Distribution Date, the fifth Business Day prior thereto.

     Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Rate less than the Designated Rate.

     Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations);
(ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

     Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

     Distribution Date Statement: The statement referred to in Section 4.05(a).

     Document File: As defined in Section 2.01.

     Due Date: The first day of the month of the related Distribution Date.

     Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by S&P its highest short-term rating, (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     ERISA-Restricted Certificate: Any Junior Certificate.

     Event of Default: An event described in Section 7.01.

     Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, (i) occurring after the Fraud Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Fraud Loss Amount.

     Excess Loss: Any Excess Bankruptcy Loss, Excess Fraud Loss or Excess Special Hazard Loss.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof,
(i) occurring after the Special Hazard Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

     FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

     FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

     Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

     Fitch: Fitch IBCA, Inc. and its successors.

     Fitch Formula Amount: As to each Anniversary Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

     FNMA: The Federal National Mortgage Association or its successor in interest.

     Formula Amount: As to each Anniversary Determination Date, the greater of
(i) $100,000 and (ii) the product of (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

     Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

     Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

     Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $1,926,601 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1% (from the first to but excluding the third anniversaries of the Cut-off Date) or 0.5% (from and including the third to but excluding the fifth anniversaries of the Cut-off Date) of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. On or after the fifth anniversary of the Cut-off Date the Fraud Loss Amount shall be zero.

     Group I Final Distribution Date: The Distribution Date on which the aggregate Certificate Principal Balance of the Group I Senior Certificates is reduced to zero.

     Group I Senior Certificate: Any Class A2 Certificate.

     Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

     Initial LIBOR Rate: None.

     Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

     Insured Expenses: Expenses covered by the Primary Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

     Interest Accrual Period: With respect to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

     Interest Losses: The interest portion of (i) on or prior to the Cross-Over Date, any Excess Losses and (ii) after the Cross-Over Date, any Realized Losses and Debt Service Reductions.

     Interest Settlement Rate: With respect to any Interest Accrual Period, the rate (expressed as a percentage per annum) for one-month U.S. Dollar deposits reported by the BBA at 11:00 a.m. London time on the related LIBOR Determination Date and as it appears on the Designated Telerate Page.

     Interest Shortfall: With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Voluntary Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

     (A) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

     (B) principal prepayments in full received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

     (C) principal prepayments in full received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution Date: none; and

     (D) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

     Junior Certificate: Any Class M or Class B Certificate.

     Junior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

     (i) the Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

     (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

     (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of the definition of Senior Optimal Principal Amount on such Distribution Date;

     (iv) the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

     (v) the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

     For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

     After the Class Certificate Principal Balances of the Junior Certificates have been reduced to zero, the Junior Optimal Principal Amount shall be zero.

     Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

     Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

     Latest Possible Maturity Date: May 25, 2016.

     LIBOR: With respect to any Interest Accrual Period, the per annum rate determined, pursuant to Section 5.08, on the basis of the Interest Settlement Rate or as otherwise provided in such Section.

     LIBOR Certificate: None.

     LIBOR Determination Date: The second London Banking Day immediately preceding the commencement of each Interest Accrual Period for any LIBOR Certificates.

     Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

     Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to Section 3.03 or Section
3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

     Liquidation Proceeds: Cash (other than Insurance Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

     Living Holder: Any Certificate Owner of a Designated Retail Certificate, other than a Deceased Holder.

     Loan-to-Value Ratio: With respect to each Mortgage Loan, the original principal amount of such Mortgage Loan, divided by the Original Value of the related Mortgaged Property.

     London Banking Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England.

     Loss Allocation Limitation: As defined in Section 4.03(g).

     Minimum Servicing Standards: As defined in Section 3.13(a).

     MLCC: Merrill Lynch Credit Corporation, or its successor in interest.

     Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Net Mortgage Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to
Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

     Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

     Moody's: Moody's Investors Service, Inc. and its successors.

     Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest or leasehold estate in real property securing a Mortgage Note.

     Mortgage 100SM Loan: A Mortgage Loan identified on Exhibit N hereof that has a Loan-to-Value Ratio at origination in excess of 80.00% and that is secured by Additional Collateral and does not have a Primary Insurance Policy.

     Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

     Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

     Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

     Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

     Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

     Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

     Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

     Mortgaged Property: The underlying real property securing the Mortgage Loan, or with respect to a Cooperative Loan, the related Proprietary Lease and Cooperative Stock.

     Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

     Net Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Interest Shortfalls allocable to the Certificates (as determined in accordance with the definition of Interest Shortfall) for such Distribution Date over any Compensating Interest Payment for such date.

     Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of
(i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and
(ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

     Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Servicing Fee Rate.

     Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

     Non-Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Rate greater than or equal to the Designated Rate.

     Non-permitted Foreign Holder: As defined in Section 5.02(b).

     Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Designated Rate. As to any Non-Discount Mortgage Loan, 100%.

     Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

     Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

     Non-U.S. Person: As defined in Section 4.02(c).

     Notional Certificate: Any Class S Certificate.

     Notional Component: None.

     Notional Component Balance: None.

     Notional Principal Balance: As to any Distribution Date and the Class S Certificates, the aggregate Scheduled Principal Balance of the Outstanding Non-Discount Mortgage Loans as of the Due Date in the month preceding such Distribution Date. As to any Distribution Date and any Class S Certificate, such Certificate's Percentage Interest of the aggregate Notional Principal Balance of the Class S Certificates for such Distribution Date.

     Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

     Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

     Original Subordinate Principal Balance: As set forth in the definition of Senior Prepayment Percentage.

     Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

     Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a) or 3.16 or replaced pursuant to Section 2.03(b).

     Outstanding Non-Discount Mortgage Loan: Any Outstanding Mortgage Loan that is a Non-Discount Mortgage Loan.

     PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

     PAC Certificate: None.

     PAC Component: None.

     Parent PowerSM Loan: A Mortgage Loan identified on Exhibit N hereto that has a Loan-to-Value Ratio at origination in excess of 80.00%, that is supported by Additional Collateral and does not have a Primary Insurance Policy.

     Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

     Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

     Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

     (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

     (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

     (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency; and

     (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

     Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

     Person: Any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

     Pledged Asset Loan-to-Value Ratio: With respect to any Pledged Asset Mortgage Loan, (i) the original loan amount less the portion of any required Additional Collateral which is covered by the Surety Bond, divided by (ii) the Original Value of the related Mortgaged Property.

     Pledged Asset Mortgage Loan: Each Mortgage 100SM Loan and Parent PowerSM Loan purchased from MLCC that is supported by Additional Collateral and identified on Exhibit N hereto.

     Pledged Asset Mortgage Servicing Agreement: The Amended and Restated Pledged Asset Mortgage Servicing Agreement, dated as of June 2, 1998, between MLCC and the Company.

     PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of the Designated Rate over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is the Designated Rate. As to any Non-Discount Mortgage Loan, 0%.

     Pool Scheduled Principal Balance: With respect to any Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-off Date; or, if so specified, such other date).

     Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

     Prepayment Assumption Multiple: 300% of the Prepayment Assumption.

     Prepayment Distribution Trigger: As of any Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

     Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

     Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

     Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

     Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in Section 3.01(f).

     Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

     Principal Distribution Request: Any request for a distribution in reduction of the Class Certificate Principal Balance of any Designated Retail Certificate, submitted in writing to a Depository Participant or Financial Intermediary (or, if such Designated Retail Certificate is no longer represented by a Book-Entry Certificate, to the Trustee) by the Certificate Owner (or Certificateholder) of such Designated Retail Certificate pursuant to Section 4.10(c) or 4.10(g), as applicable.

     Principal Only Certificate: Any Class PO Certificate.

     Principal Only Component: None.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section
3.01 and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

     Private Placement Memorandum: The Company's private placement memorandum relating to the placement of the Restricted Junior Certificates dated the date of the prospectus supplement referred to in the definition of Prospectus.

     Prohibited Transaction Exemption: U.S. Department of Labor Prohibited Transaction Exemption 90-29, 55 Fed. Reg. 21459, May 24, 1990.

     Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

     Proprietary Lease: With respect to a Cooperative Loan, the proprietary lease(s) or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     Prospectus: The Company's prospectus supplement dated May 24, 1999, and the related prospectus dated April 22, 1999, relating to the public offering of the Certificates other than the Restricted Certificates.

     Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Net Mortgage Rate for such Mortgage Loan.

     QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

     Random Lot: With respect to any Distribution Date prior to the Cross-Over Date, if the amount available for distribution in reduction of the Class Certificate Principal Balance of any Class of Designated Retail Certificates on such Distribution Date exceeds the amount needed to honor all Principal Distribution Requests with respect to such Class on such date, the method by which the Depository will determine which Depository Participants holding interests in such Class of Certificates will receive payments of amounts distributable in respect of principal on such Class on such Distribution Date, using its established random lot procedures or, if such Class of Certificates is no longer represented by Book-Entry Certificates, the method by which the Trustee will determine which Certificates of such Class will receive payments of amounts distributable in respect of principal on such Class on such Distribution Date, using its own random lot procedures comparable to those used by the Depository.

     Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and S&P; except that for purposes of the Junior Certificates, other than the Class B5 Certificates, Fitch shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

     Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

     Record Date: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     Reference Banks: As defined in Section 5.08.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

     REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Department of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

     REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Mortgage Loan and as to which the related Mortgaged Property is held as part of the Trust Fund.

     REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

     Required Surety Payment: With respect to any Pledged Asset Mortgage Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan which is covered by the Surety Bond over (b) the net proceeds realized by MLCC from the liquidation of the related Additional Collateral.

     Reserve Fund: None.

     Reserve Interest Rate: As defined in Section 5.08.

     Residual Certificate: Any Class R Certificate.

     Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     Restricted Certificate: Any Restricted Junior Certificate, Class PO or Class S Certificate.

     Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

     Rounding Account: With respect to each Class of Designated Retail Certificates, the respective segregated, non-interest bearing Eligible Account created and maintained therefor pursuant to Section 4.10.

     Rounding Account Depositor: None.

     Rounding Amount: With respect to any Class of Designated Retail Certificates and each Distribution Date prior to the Cross-Over Date on which such Class of Certificates is entitled to a distribution in reduction of the Class Certificate Principal Balance thereof, the amount, if any, necessary to round the aggregate of such distribution (after giving effect to any deposit into the related Rounding Account on such Distribution Date) upward to the next higher integral multiple of $1,000.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

     SAIF: The Savings Association Insurance Fund of the FDIC, or its successor in interest.

     Scheduled Balance: As to any Distribution Date and any Class of Scheduled Certificates and any Scheduled Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

     Scheduled Certificate: None.

     Scheduled Component: None.

     Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock and Proprietary Lease.

     Senior Certificate: Any Certificate other than a Junior Certificate or Class S Certificate.

     Senior Certificate Principal Balance: As of any Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates (other than any Class PO Certificates).

     Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

     (i) the Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and the principal portion of Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

     (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

     (iii) the lesser of (x) the Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions), and (y) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

     (iv) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

     (v) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

     For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

     Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and
(ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

     Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, 100%. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

     (i) for any Distribution Date subsequent to May 2004 to and including the Distribution Date in May 2005, the Senior Percentage for such Distribution Date plus 70% of the Junior Percentage for such Distribution Date;

     (ii) for any Distribution Date subsequent to May 2005 to and including the Distribution Date in May 2006, the Senior Percentage for such Distribution Date plus 60% of the Junior Percentage for such Distribution Date;

     (iii) for any Distribution Date subsequent to May 2006 to and including the Distribution Date in May 2007, the Senior Percentage for such Distribution Date plus 40% of the Junior Percentage for such Distribution Date;

     (iv) for any Distribution Date subsequent to May 2007 to and including the Distribution Date in May 2008, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

     (v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date.

     Notwithstanding the foregoing, if on any Distribution Date the Senior Percentage exceeds the Senior Percentage as of the Closing Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%.

     In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

     Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including June 2004 and May 2005, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2005 and May 2006, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2006 and May 2007, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2007 and May 2008 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after June 2008; or

     Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2004 and May 2005, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2005 and May 2006, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2006 and May 2007, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including June 2007 and May 2008 and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after June 2008.

     Senior Principal Priorities: The priorities for the distribution of principal to the Senior Certificates set for in Exhibit O hereto.

     Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

     Servicing Fee: As to any Mortgage Loan and Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Servicing Fee Rate for such Mortgage Loan.

     Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

     Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

     Single Certificate: A Certificate with an Initial Certificate Principal Balance, or initial Notional Principal Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

     Special Event Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

     Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

     (A) normal wear and tear;

     (B) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

     (C) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

     or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

     Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $1,926,601 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with
Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

     Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

     Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

     Specified Component: None.

     Startup Day: As defined in Section 2.05(b).

     Strip Rate: With respect to the Class S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the weighted average (by Scheduled Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Non-Discount Mortgage Loans as of the Due Date in the preceding calendar month (or the Cut-off Date, in the case of the first Distribution Date) over (y) the Designated Rate; provided, however, that such calculation shall not include any Mortgage Loan that was the subject of a Voluntary Principal Prepayment in full received by the Company (or of which the Company received notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the 15th day of such preceding calendar month.

     Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

     Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

     Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

     Surety: Ambac Assurance Corporation, or its successors in interest.

     Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996, issued by the Surety for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Limited Purpose Surety Bond covers any Pledged Asset Mortgage Loans.

     TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules attached as Exhibit B hereto.

     TAC Certificates: None.

     TAC Component: None.

     Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or S&P below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and
(iv) if such support agreement, including any amendment thereto, is amended or modified.

     Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

     (i) the Mortgage Loans;

     (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01, including the proceeds from the liquidation of any Additional Collateral for any Pledged Asset Mortgage Loan;

     (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to Section 4.04(b);

     (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section 2.02 or 2.03;

     (v) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

     (vi) the proceeds of the Primary Insurance Policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans, and the Company's interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01;

     (vii) the Certificate Account established pursuant to Section 3.02(d);

     (viii) the Eligible Account or Accounts, if any, established pursuant to
Section 3.02(e);

     (ix) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to Section 3.08(e) (which collateral funds will not constitute a part of any REMIC established hereunder); and

     (x) all rights of the Company as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan (which rights will not constitute a part of any REMIC established hereunder).

     Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

     Unanticipated Recovery: As defined in Section 4.01(f) herein.

     Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.06.

     Unpaid Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class consisting of Specified Components) or any Specified Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class or in respect of such Specified Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component constituting a Specified Component) pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates (other than any Class of Principal Only Certificates) and any Specified Component thereof (other than any Principal Only Component) and the Class S Certificates,
Section 4.01(a)(vi), in the case of the Class M Certificates, Section 4.01(a)(ix), in the case of the Class B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates, Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates. As to any Class of Certificates consisting of Specified Components and any Distribution Date, the sum of the Unpaid Class Interest Shortfalls for the Specified Components thereof on such date.

     Voluntary Principal Prepayment: With respect to any Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan.

     Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of
Section 10.01. At all times during the term of this Agreement, 99% of all Voting Rights shall be allocated to the Certificates other than the Class S Certificates, and 1% of all Voting Rights shall be allocated to the Class S Certificates. Voting Rights allocated to the Class S Certificates shall be allocated among the Certificates of such Class in proportion to their Notional Principal Balances. Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.

                                   ARTICLE II

         CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01. Conveyance of Mortgage Loans. (a) The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received on or before, the Cut-off Date). The Company acknowledges it has sold all right, title and interest in and to the Mortgage Loans to the Trustee to the extent provided above and that retention of record title of Mortgages (subject to Section 2.01(d) of this Agreement) is for convenience only and that the Company holds record title solely as custodian for the Trustee for benefit of the Certificateholders. The Company agrees that it will take no action inconsistent with ownership of the Mortgage Loans by the Trustee and will not deliver any instrument of satisfaction or conveyance with respect to a Mortgage or a Mortgage Loan, or convey or purport to convey any interest in a Mortgage Loan, except in accordance with the terms and the intent of this Agreement.

     In addition, with respect to any Pledged Asset Mortgage Loan, the Company does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) (i) its rights as assignee under any security agreements, pledge agreements or guarantees relating to the Additional Collateral supporting any Pledged Asset Mortgage Loan, (ii) its security interest in and to any Additional Collateral, (iii) its right to receive payments in respect of any Pledged Asset Mortgage Loan pursuant to the Pledged Asset Mortgage Servicing Agreement, and (iv) its rights as beneficiary under the Surety Bond in respect of any Pledged Asset Mortgage Loan.

     (b) In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to:

     (1) Each Mortgage Loan (other than any Cooperative Loan or Designated Loan) so transferred and assigned:

     (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage
Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

     (ii) Any assumption and modification agreement;

     (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee; and

     (2) Each Cooperative Loan (other than a Designated Loan) so transferred and assigned:

     (i) The Mortgage Note, endorsed without recourse in blank by the Company and showing an unbroken chain of endorsements from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

     (ii) A counterpart of the Proprietary Lease and the Assignment of Proprietary Lease executed in blank or to the originator of the Cooperative Loan;

     (iii) The related Cooperative Stock Certificate, together with an undated stock power (or other similar instrument) executed in blank;

     (iv) A counterpart of the recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

     (v) The Security Agreement;

     (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator in the Cooperative Stock and the Proprietary Lease;

     (vii) If applicable, copies of the UCC-3 assignments of the security interest described in clause (vi) above, sent to the appropriate public office for filing, showing an unbroken chain of title from the originator to the Company, evidencing the security interest of the originator in the Cooperative Stock and the Proprietary Lease;

     (viii) An executed assignment (which may be a blanket assignment for all Cooperative Loans) of the interest of the Company in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement described in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee; and

     (ix) A UCC-3 assignment from the Company to the Trustee of the security interest described in clause (vi) above, in form suitable for filing, otherwise complete except for filing information regarding the original UCC-1 if unavailable (which may be included in a blanket assignment to the Trustee).

     In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee in accordance with
Section 2.01(b)(1)(iii) prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

     (3) With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing Documents.

     (c) In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

     (1) the Mortgage with evidence of recording indicated thereon (other than with respect to a Cooperative Loan);

     (2) a copy of the title insurance policy (other than with respect to a Cooperative Loan);

     (3) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company (other than with respect to a Cooperative Loan); and

     (4) with respect to any Cooperative Loan that has been assigned to the Company, the related filed intervening UCC-3 financing statements (not previously delivered pursuant to Section 2.01(b)(2)(vii)), showing a complete chain of assignment from the named originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (1) and (3) of the preceding sentence, without evidence of recording thereon, and (b) title insurance binders with respect to the Mortgage Loans (other than with respect to a Cooperative Loan). The Company shall also retain in its files the Primary Insurance Policy evidencing any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the two preceding sentences are collectively referred to herein as the "Document File" with respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

     In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

     (d) The Company shall not be required to record the assignments of the Mortgages referred to in Section 2.01(b)(1)(iii) or file the UCC-3 assignments referred to in Section 2.01(b)(2)(ix) to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording or filing shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording or filing information in the assignments of the Mortgages or UCC-3 assignments to the Trustee and shall cause the same to be recorded or filed, at the Company's expense, in the appropriate public office for real property records or UCC financing statements, except that the Company need not cause to be so completed and recorded any assignment of mortgage which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record or file the assignment of Mortgages or UCC-3 financing statement in the circumstances provided above, the Trustee shall record or cause to be recorded or filed such assignment or UCC-3 financing statement at the expense of the Company. In connection with any such recording or filing, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording or filing. Notwithstanding the foregoing, at any time the Company may record or file, or cause to be recorded or filed, the assignments of Mortgages or UCC-3 financing statement at the expense of the Company.

     Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(4)), and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, the documents specified in Section 2.01(b)(2) (subject to any permitted delayed delivery of the documents described in Section 2.01(c)(4)), and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of the Mortgage Notes and the assumption and modification agreements, if any, with respect to each Designated Loan, and (iii) delivery of the recorded Mortgages, title insurance policies, recorded intervening assignments of Mortgage, if any, and filed intervening UCC-3 financing statements, if any, with respect to any Cooperative Loan to ascertain that all required documents set forth in Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

     Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to
Section 2.01 shall be void and the Trustee shall return it to the Company.

     Section 2.03. Representations and Warranties of the Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

     (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

     (ii) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to
(a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

     (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

     (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

     (v) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

     (vi) As of the date of the initial issuance of the Certificates, other than with respect to Cooperative Loans, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

     (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

     (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage (or, in the case of a Cooperative Loan, the related Cooperative Apartment) is free of material damage and is in good repair;

     (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

     (x) Other than with respect to Cooperative Loans, a lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant jurisdiction therefor was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

     (xi) Each Mortgage Loan (other than a Pledged Asset Mortgage Loan) that had, as of the Cut-off Date, a Loan-to-Value Ratio of more than 80% is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company, except to the extent such coverage may otherwise be terminable under applicable law. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

     (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than fifteen years;

     (xiii) Other than with respect to Cooperative Loans, the improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

     (xiv) As to each condominium securing a Mortgage Loan or the related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC, (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements or (e) the related Mortgage Loan has been approved by a nationally recognized mortgage pool insurance company for coverage under a mortgage pool insurance policy issued by such insurer;

     (xv) Other than with respect to Cooperative Loans, no Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property and each Mortgagor holds fee title to the related Mortgaged Property;

     (xvi) The Mortgage Loans and the Mortgaged Properties, individually and in the aggregate, conform in all material respects to the applicable descriptions thereof contained in the Prospectus;

     (xvii) All appraisals have been prepared substantially in accordance with the description contained under the caption "The Trusts -- The Mortgage Loans" in the Prospectus;

     (xviii) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

     (xix) Other than with respect to Cooperative Loans, to the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

     (xx) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

     (xxi) As of the Closing Date, each Mortgage Loan is a "qualified mortgage" as defined in Section 860G(a)(3) of the Code;

     (xxii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and, other than with respect to Cooperative Loans, the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording;

     (xxiii) With respect to each Mortgage Loan identified in Exhibit C as a Cooperative Loan:

     (A) The Security Agreement creates a first lien in the stock ownership and leasehold rights associated with the related Cooperative Apartment;

     (B) The lien created by the related Security Agreement is a valid, enforceable and subsisting first priority security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement. There are no liens against or security interest in the Cooperative Stock relating to such Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative which individually or in the aggregate do not have a material adverse effect on such Cooperative Loan), which have priority over the Trustee's security interest in such Cooperative Stock;

     (C) The Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a "tenant-stockholder" within the meaning of section 216 of the Code, the related Cooperative that owns title to the related cooperative apartment building is a "cooperative housing corporation" within the meaning of section 216 of the Code, and such Cooperative is in material compliance with applicable federal, state and local laws which, if not complied with, could have a material adverse effect on the Mortgaged Property; and

     (D) There is no prohibition against pledging the Cooperative Stock or assigning the Proprietary Lease; and

     (xxiv) With respect to each Mortgage Loan identified on Exhibit C as having been originated or acquired under the Company's Enhanced Streamlined Refinance program, the value of the related Mortgaged Property, as of the date of such origination or acquisition under the Company's Enhanced Streamlined Refinance program, is no less than the value thereof established at the time the mortgage loan that is the subject of the refinancing was originated.

     It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under Section 8.05.

     (b) If the Company is required to repurchase any Mortgage Loan pursuant to
Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a), other than subparagraph (xvi) thereof, as of the date of substitution.

     The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a), other than subparagraph (xvi) thereof, as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

     Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.

     Section 2.05. Designations under the REMIC Provisions. (a) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual Certificate, as "regular interests," and the Class R Certificate as the single class of "residual interest," in the REMIC established hereunder for purposes of the REMIC Provisions. The assets of the REMIC established hereunder will consist of the assets and rights specified in clauses
(i) though (viii) of the definition of the term Trust Fund, and any Rounding Accounts.

     (b) The Closing Date will be the "Startup Day" for the REMIC established hereunder for purposes of the REMIC Provisions.

     (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

     (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

     (e) In the event that the Servicing Fee exceeds the amount reasonable for such services (within the meaning of Treasury Regulation 1.860D-1(b)(1)(ii)), the portion or portions of such fee that can be measured as a fixed number of basis points on some or all of the Mortgage Loans and can be treated as one or more stripped coupons within the meaning of Treasury Regulation 1.860D-1(b)(2)(iii) shall be treated as such stripped coupons and shall not be treated as a REMIC asset.

                                   ARTICLE III

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)) as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

     (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form
1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

     (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

     (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.05 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

     (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

     (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

     (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

     (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax;

     (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in Section 5.01(b);

     (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC established hereunder to fail to qualify as a REMIC;

     (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC;

     (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

     (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

     (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

     The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

     (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in the second sentence of Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

     (c) [Intentionally Omitted.]

     (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

     (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

     (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of
Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section 6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to
Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

     (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

     Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than two years after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

     (b) The Company shall establish and maintain a Mortgage Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as promptly as practicable be credited by the Company for the account of the Holders of the Certificates:

     (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date, (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

     (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Net Mortgage Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Net Mortgage Rate on any Buydown Mortgage Loan;

     (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03 and 3.16 (including any amounts received in respect of a substitution of a Mortgage Loan);

     (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company;

     (v) All REO Proceeds;

     (vi) All Unanticipated Recoveries; and

     (vii) All amounts received by the Company with respect to any Pledged Asset Mortgage Loan pursuant to the liquidation of any Additional Collateral or pursuant to any recovery under the Surety Bond in accordance with Section 4.09.

     The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

     (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be transferred to the Certificate Account pursuant to subsection (d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection (d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection
(d).

     (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall transfer, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the sum of Available Funds for such Distribution Date and any Unanticipated Recoveries received in the calendar month preceding the month of such Distribution Date. If the Trustee does not receive such transfer by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

     (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of either (x) any Trigger Event or (y) the downgrade by S&P of General Electric Capital Corporation's short-term senior unsecured debt rating below A-1+ then, notwithstanding subsection (c) above, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided, however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Certificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and transfers to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

     Section 3.03. Collection of Taxes, Assessments and Other Items. Other than with respect to any Cooperative Loan, the Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.

     Section 3.04. Permitted Debits to the Mortgage Loan Payment Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage Loan Payment Record for the following purposes:

     (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

     (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and (iv);

     (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

     (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan or Defaulted Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

     (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation Proceeds in respect of such Mortgage Loan;

     (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

     (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

     (viii) To make transfers of funds to the Certificate Account pursuant to
Section 3.02(d);

     (ix) To pay to the Company amounts received in respect of any Mortgage Loan purchased by the Company pursuant to Section 9.01 to the extent that the distribution of any such amounts on the final Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the purchase price therefor specified in clause (x) of the first sentence of Section 9.01; and

     (x) To deduct any amount credited to the Mortgage Loan Payment Record in error.

     The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and
(vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

     Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy need be kept in effect if doing so would violate applicable law. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to Section 3.04.

     (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

     Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan, other than a Cooperative Loan, hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property (other than Cooperative Apartments) acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in
Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections 3.03 and 3.04. In cases in which property securing any Mortgage Loan other than a Cooperative Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans (whether or not including Cooperative Loans), it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this
Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.

     Section 3.07. Assumption and Modification Agreements. (a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

     (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

     Section 3.08. Realization Upon Defaulted Mortgage Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities. The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

     Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

     (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

     (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to the close of the third calendar year after the year of its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such period (and specifying the period beyond such period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such period, an extension of such period in the manner contemplated by section 856(e)(3) of the Code, in which case such period shall be extended by the time period permitted by section 856(e)(3) of the Code. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d) Any collection of Insurance Proceeds or Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated between the Servicing Fee and interest at the Net Mortgage Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall.

     (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in
Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the Company may request in order to prepare the instructions described in the preceding sentence.

     In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with the Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

     Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section
3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

     Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03,
3.04 and 3.08.

     (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

     Section 3.11. Reports to the Trustee. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in
Section 3.02 and each category of debit specified in Section 3.04.

     Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 2000, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

     Section 3.13. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with March 31, 2000, the Company shall:

     (a) furnish to a firm of independent public accountants (which may also render other services to the Company) a statement substantially to the effect that the Company has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers (the "Minimum Servicing Standards") with respect to the mortgage loans in the Company's servicing portfolio (which may exclude home equity loans) or, if there has been material noncompliance with such servicing standards, containing a description of such noncompliance; and

     (b) at its expense cause such firm of independent public accountants to furnish a report to the Trustee stating its opinion as to the Company's assertion contained in the statement delivered pursuant to Section 3.13(a), which opinion shall be based on an examination conducted by such firm in accordance with the standards established by the American Institute of Certified Public Accountants, including examining, on a test basis, evidence about the Company's compliance with the Minimum Servicing Standards. Such opinion shall be to the effect that the Company has complied in all material respects with the Minimum Servicing Standards with respect to the mortgage loan portfolio described in the Company's statement delivered pursuant to Section 3.13(a) hereof or if there has been material noncompliance with the Minimum Servicing Standards, shall contain a description of such noncompliance in accordance with applicable accounting standards. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any primary servicer, upon comparable reports of independent public accountants with respect to such primary servicer.

     Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

     Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

     Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.

                                   ARTICLE IV

                             PAYMENTS AND STATEMENTS

     Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available Funds:

     (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the amount of Accrued Certificate Interest that would otherwise be distributable thereto;

     (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any shortfall in available amounts shall be allocated among such Classes in proportion to the Unpaid Class Interest Shortfall for each such Class on such Distribution Date;

     (iii) to the Classes of Senior Certificates in reduction of the Class Certificate Principal Balances thereof, as set forth in Exhibit O hereto, without regard to the use of the word "approximately" therein; provided, however, that defined terms used in Exhibit O shall have the meanings assigned thereto in Article I hereof;

     (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

     (v) to the Class M Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (vi) to the Class M Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

     (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

     (viii) to the Class B1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (ix) to the Class B1 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

     (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

     (xi) to the Class B2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (xii) to the Class B2 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

     (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

     (xiv) to the Class B3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (xv) to the Class B3 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

     (xvi) to the Class B3 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

     (xvii) to the Class B4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (xviii) to the Class B4 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date;

     (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

     (xx) to the Class B5 Certificates, the Accrued Certificate Interest thereon for such Distribution Date;

     (xxi) to the Class B5 Certificates, any Unpaid Class Interest Shortfall therefor on such Distribution Date; and

     (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's Allocable Share of the Junior Optimal Principal Amount on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause (iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

     (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01, together with any Unanticipated Recoveries received by the Company in the calendar month preceding the month of such Distribution Date and not distributed on such Distribution Date to the holders of outstanding Certificates of any other Class pursuant to Section 4.01(f), plus any amounts distributable to the holder of the Class R Certificate pursuant to Sections 4.01(e). Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

     (c) If on any Distribution Date the Class Certificate Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior Certificates other than the Class PO Certificates pursuant to
Section 4.01(a)(iii) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(a)(iii).

     (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

     (e) (i) On each Distribution Date prior to the Cross-Over Date, distributions in reduction of the Class Certificate Principal Balances of any Designated Retail Certificates will be made in accordance with the provisions of
Section 4.10.

     With respect to any Class of Designated Retail Certificates, upon the earlier of the Cross-Over Date and the next Distribution Date after the Distribution Date on which the Class Certificate Principal Balance of such Class of Designated Retail Certificates has been reduced to zero, (x) to the extent the balance of funds remaining in the related Rounding Account is less than $999.99, the balance in such Rounding Account shall be restored to $999.99 (or, if less, the sum of such remaining balance and the amount so distributable) from Available Funds otherwise available for distribution on all outstanding Classes of Certificates and (y) such Rounding Account shall be cleared and terminated, and the amounts therein shall be distributed to the Class R Certificates on such date (which distribution shall not reduce the Class Certificate Principal Balance thereof).

     (ii) As provided in Section 4.10(f), notwithstanding any provisions herein to the contrary, on the Cross-Over Date and on each subsequent Distribution Date, distributions in reduction of the Class Certificate Principal Balances of any Class of Designated Retail Certificates shall be made on a pro rata basis among the outstanding Certificates of the respective Class, based on the Percentage Interest in each such Class represented by each Certificate. The Trustee shall notify the Depository prior to the first Distribution Date on which distributions in respect of principal on any Class of Designated Retail Certificates are to be made on a pro rata basis in accordance with the preceding sentence. On the Cross-Over Date and on each subsequent Distribution Date, the Trustee shall not, and the Depository is not authorized to, make distributions or payments in respect of any Class of Designated Retail Certificates in accordance with any Principal Distribution Request or by Random Lot.

     (f) In the event that in any calendar month the Company recovers an amount (an "Unanticipated Recovery") in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Class of Certificates pursuant to Section 4.03, on the Distribution Date in the next succeeding calendar month the Trustee shall withdraw from the Certificate Account and distribute to the holders of each outstanding Class to which such Realized Loss had previously been allocated its share (determined as described in the succeeding paragraph) of such Unanticipated Recovery in an amount not to exceed the amount of such Realized Loss previously allocated to such Class. When the Class Certificate Principal Balance of a Class of Certificates has been reduced to zero, the holders of such Class shall not be entitled to any share of an Unanticipated Recovery, and such Unanticipated Recovery shall be allocated among all outstanding Classes of Certificates entitled thereto in accordance with the preceding sentence, subject to the remainder of this subsection (f). In the event that (i) any Unanticipated Recovery remains undistributed in accordance with the preceding sentence or (ii) the amount of an Unanticipated Recovery exceeds the amount of the Realized Loss previously allocated to any outstanding Classes with respect to the related Mortgage Loan, on the applicable Distribution Date the Trustee shall distribute to the holders of all outstanding Classes of the related Certificates to which Realized Losses had previously been allocated and not reimbursed their pro rata share (determined as described below) of such excess in an amount not to exceed the aggregate amount of any Realized Loss previously allocated to such Class with respect to any other Mortgage Loan that has not been recovered in accordance with Section 4.01(f). Any distributions made pursuant to this Section 4.01(f) shall not reduce the Class Certificate Principal Balance of the related Certificate.

     For purposes of the preceding paragraph, the share of an Unanticipated Recovery allocable to any Class of Certificates with respect to a Mortgage Loan shall be (i) with respect to the Class PO Certificates, based on the applicable PO Percentage of the principal portion of the Realized Loss previously allocated thereto with respect to such Mortgage Loan (or all Mortgage Loans for purposes of the next to last sentence of the preceding paragraph), and (ii) with respect to any other Class of Certificates, based on its pro rata share (in proportion to the Class Certificate Principal Balances thereof with respect to such Distribution Date) of the applicable Non-PO Percentage of the principal portion of any such Realized Loss previously allocated with respect to such Mortgage Loan (or Loans); provided, however, that (i) the share of an Unanticipated Recovery allocable to a Class PO Certificate with respect to any Mortgage Loan (or Loans) shall be reduced by the aggregate amount previously distributed to such Class on account of the applicable Class PO Deferred Amount in respect of such Mortgage Loan (or Loans) and (ii) the amount by which the distributions to the Class PO Certificates have been so reduced shall be distributed to the Classes of Certificates described in clause (ii) of the preceding paragraph in the same proportion as described in such clause (ii). For purposes of the preceding sentence, any Class PO Deferred Amount distributed to a Class PO Certificate on previous Distribution Dates shall be deemed to have been allocated in respect of the Mortgage Loans as to which the applicable PO Percentage of the principal portion of Realized Losses has previously been allocated to such Class on a pro rata basis (based on the amount of Realized Losses so allocated).

     Section 4.02. Method of Distribution. (a) Except as set forth in Section
4.10 in respect of any Designated Retail Certificates, all distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

     (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. The Depository shall be responsible for the allocation of the aggregate amount of distributions in reduction of the Class Certificate Principal Balances of any Class of Designated Retail Certificates among the Depository Participants in accordance with Section 4.10, and each Depository Participant (and each respective Financial Intermediary for which such Depository Participant acts as agent) shall be responsible for the allocation of the amount allocated thereto among the related Certificate Owners. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

     (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is (i) an individual other than a citizen or resident of the United States, (ii) a partnership, corporation or entity treated as a partnership or corporation for U.S. federal income tax purposes not formed under the laws of the United States, any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), (iii) any estate, the income of which is not subject to U.S. federal income taxation, regardless of source, and (iv) any trust, other than a trust that a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have the authority to control all substantial decisions of the trust.

     Section 4.03. Allocation of Losses. (a) On or prior to each Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

     (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess Loss) shall be allocated as follows:

     (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class PO Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

     first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

     second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

     third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

     fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

     fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

     sixth, to the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

     seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal Balances; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

     (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss shall be allocated to the Class PO Certificates, and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

     (d) Any Realized Losses allocated to a Class of Certificates pursuant to
Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with Section 4.03(e).

     (e) Realized Losses allocated in accordance with this Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into account in determining distributions in respect of any Class PO Deferred Amount for such date.

     (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

     (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

     Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs. The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with Section 4.06 and shall be obligated to transfer to the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date in next-day funds the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

     (b) In the event that the Company transfers or expects to transfer less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so transferred, if any, shall be deemed to have been transferred first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

     (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by
Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

     Section 4.05. Statements to Certificateholders. Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

     (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution Date);

     (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Balance or Component Principal Balance of any Class of Accrual Certificates or any Accrual Components;

     (iii) The amount of servicing compensation paid to the Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

     (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date;

     (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class, the Component Principal Balance of each Component and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates) made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

     (vi) The Pay-out Rate applicable to each Class of Certificates;

     (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

     (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;

     (ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b);

     (x) The Certificate Interest Rates of any LIBOR Certificates, any COFI Certificates and the Class S Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

     (xi) The Senior Percentage, the Class A1 Percentage and the Junior Percentage for such Distribution Date;

     (xii) The Senior Prepayment Percentage, the Class A1 Prepayment Distribution Percentage and the Junior Prepayment Percentage for such Distribution Date; and

     (xiii) The amount of such distribution to the Certificateholders of each Class allocable to Unanticipated Recoveries.

     In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

     In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05 on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to
Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company, which may be accompanied by a legend to the effect that the information contained in the Private Placement Memorandum and any amendment or supplement thereto is current only as of its date and the delivery thereof does not create an implication that such information is correct as of any subsequent date of delivery (it being understood that the Company has no obligation hereunder to update or supplement the Private Placement Memorandum unless otherwise required pursuant to Rule 144A(d)(4)) (which copy and legend shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

     Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution Date, the Company shall deliver to the Trustee a completed Servicer's Certificate.

     Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1999, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

     Section 4.08. Reduction of Servicing Fees by Compensating Interest Payments. The aggregate amount of the Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.

     Section 4.09. Surety Bond. (a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Pledged Asset Mortgage Loan, the Company shall so notify the Trustee as soon as reasonably practicable and shall, on behalf of the Trustee for the benefit of the Certificateholders, promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety Payment.

     (b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Certificateholders, the Company shall promptly credit such amount to the Mortgage Loan Payment Record.

     Section 4.10. Distributions to Holders of Designated Retail Certificates.
(a) Except as provided in subsections (d) and (f) below, on each Distribution Date on which distributions in reduction of the Class Certificate Principal Balance of a Class of Designated Retail Certificates are made, such distributions will be made in the following order of priority:

     (i) first, in respect of any Principal Distribution Request by the personal representative of a Deceased Holder of such Class of Certificates, a surviving tenant by the entirety, a surviving joint tenant, a surviving tenant in common or such other Person empowered to act on behalf of such Deceased Holder upon his or her death, in an amount up to but not exceeding $100,000 per request; and

     (ii) second, in respect of any Principal Distribution Request by a Living Holder of such Class of Certificates, in an amount up to but not exceeding $10,000 per request.

     Thereafter, distributions in respect of such Class submitted on behalf of each Deceased Holder will be made as provided in clause (i) above up to a second $100,000 per request and distributions in respect of such Class submitted on behalf of each Living Holder will be made as provided in clause (ii) above up to a second $10,000 per request. This sequence of priorities will be repeated until all such requests have been honored to the extent of amounts available for distribution in reduction of the Class Certificate Principal Balance of such Class of Designated Retail Certificates.

     Principal Distribution Requests presented on behalf of Deceased Holders in accordance with the provisions of clause (i) above will be accepted in the order of their receipt by the Depository. Principal Distribution Requests presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) have been honored. All Principal Distribution Requests with respect to any Distribution Date shall be made in accordance with
Section 4.10(c) below and must be received by the Depository no later than the close of business on the related Record Date. Principal Distribution Requests that are received by the Depository after the related Record Date and requests, in either case, for distributions timely received but not accepted with respect to any Distribution Date, will be treated as Principal Distribution Requests on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in
Section 4.10(c). Requests on behalf of Deceased Holders that are not so withdrawn shall retain their order of priority, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Designated Retail Certificate, any Principal Distribution Request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee of notification of such withdrawal using a form required by the Depository.

     Principal Distribution Requests for a Class of Designated Retail Certificates will be applied, in the aggregate, in an amount equal to the portion of the Available Funds distributable to such Class of Certificates pursuant to Section 4.01(a), plus any amounts available for distribution from the related Rounding Account pursuant to Section 4.10(e), provided that the aggregate distribution in reduction of the Class Certificate Principal Balance of any Class of Designated Retail Certificates on any Distribution Date shall be made in an integral multiple of $1,000, subject to Section 4.10(f).

     (b) A "Deceased Holder" is a beneficial owner of a Designated Retail Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other Person empowered to act on behalf of such beneficial owner upon his or her death, causes to be furnished to the Trustee a certified copy of the death certificate of such Deceased Holder, evidence of such person's status as an authorized representative of the Deceased Holder, such as surviving tenant (whether by the entirety, joint tenancy or tenancy in common), which evidence shall be satisfactory to the Trustee, and any additional evidence of death required by and satisfactory to the Trustee and any tax waivers requested by the Trustee. Designated Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the beneficial owner, and any Designated Retail Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Class Certificate Principal Balance of such Class of Certificates, subject to the limitations contained in this Section 4.10. Designated Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be beneficial owners of a number of individual Designated Retail Certificates greater than the number of individual Designated Retail Certificates of which such trust is the beneficial owner. The death of a beneficiary of a trust will be deemed to be the death of a beneficial owner of the Designated Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy that is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust. The death of a person who, immediately prior to his or her death, was entitled to substantially all of the beneficial ownership interest in a Designated Retail Certificate will be deemed to be the death of the beneficial owner of such Certificate regardless of the registration of ownership of such Certificate, if such beneficial ownership interest can be established to the satisfaction of the Trustee. The Trustee's decision regarding whether a Deceased Holder's beneficial interest is substantial for purposes of the preceding sentence shall be conclusive and binding. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Designated Retail Certificate, and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of such Certificates payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any beneficial owner. The Trustee may rely entirely upon documentation delivered to it in establishing the eligibility of any beneficial owner to receive the priority accorded Deceased Holders in Section 4.10(a). Expenses incurred by the Trustee in an effort to determine the beneficial ownership interest with respect to any Principal Distribution Request presented on behalf of a Deceased Holder, including, without limitation, attorneys fees, shall be paid by the Person presenting such Principal Distribution Request.

     (c) Requests for distributions in reduction of the Certificate Principal Balance of a Class of Designated Retail Certificate must be made by delivering a Principal Distribution Request therefor to the Depository Participant or Financial Intermediary that maintains the account evidencing the beneficial owner's interest in such Certificate. Such Depository Participant or Financial Intermediary should in turn make the request of the Depository (or, in the case of an Financial Intermediary, such Financial Intermediary should notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on a form required by the Depository and provided to the Depository Participant. In the case of a request on behalf of a Deceased Holder, a certified copy of the death certificate and any additional appropriate evidence of death and any tax waivers must be forwarded to the Trustee under separate cover. Any such requests of Deceased Holders that are incomplete may not be honored by the Trustee and, if not honored, will lose their priority and must be resubmitted in proper form. Upon receipt of such Principal Distribution Request, the Depository will date and time stamp such request and forward such request to the Trustee. Such requests will be honored on any Distribution Date only to the extent that they are received by the Depository on or before the Record Date for such Distribution Date. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. Principal Distribution Requests delivered to the Depository after the Record Date for a particular Distribution Date and requests received in a timely manner but not accepted with respect to a particular Distribution Date will be treated as Principal Distribution Requests for the next succeeding Distribution Date and each succeeding Distribution Date thereafter until each request is accepted or is withdrawn as provided below. In the case of Principal Distribution Requests on behalf of Living Holders, the Depository will establish a new order of priority for each Distribution Date. This order will apply both to previously unsatisfied Principal Distribution Requests and to newly submitted requests. A Principal Distribution Request submitted on behalf of a Living Holder who later dies will become entitled to the priority of a newly submitted request on behalf of a Deceased Holder upon satisfaction of the requirements set forth above for requests of a Deceased Holder. Such priority will be effective for each subsequent Distribution Date if the Trustee has received a certified copy of the death certificate for such Deceased Holder and any additional appropriate evidence of death and any requested tax waivers by the last business day of the preceding calendar month. Each Principal Distribution Request submitted by a beneficial owner of a Designated Retail Certificate will be held by the Depository until such request has been accepted or has been withdrawn in writing as provided herein. Neither the Trustee nor the Company shall be liable for any delay in delivery of Principal Distribution Requests or Withdrawals (as defined below) of such requests by the Depository, a Depository Participant or any Financial Intermediary.

     In the event that any Principal Distribution Requests are rejected by the Trustee for failure to comply with the requirements of this Section 4.10, the Trustee shall return such requests to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

     The Trustee shall maintain a list of those Depository Participants representing the Certificate Owners of Designated Retail Certificates that have submitted Principal Distribution Requests, together with the order of receipt and the amounts of such requests. The Trustee shall notify the Depository and the appropriate Depository Participants as to which requests should be honored on each Distribution Date. Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.10. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations shall be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters shall be final and binding on all affected Persons.

     Any beneficial owner of a Designated Retail Certificate that has made a Principal Distribution Request may withdraw its request by so notifying in writing the Depository Participant or Financial Intermediary that maintains such beneficial owner's account (each such withdrawal, a "Withdrawal"). The Depository Participant should forward the Withdrawal to the Depository on a form required by the Depository. In the event that such account is maintained by a Financial Intermediary, such Financial Intermediary should notify the related Depository Participant which in turn should forward the Withdrawal of such request, on a form required by the Depository, to the Depository. If such Withdrawal has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made Principal Distribution Request will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of such Designated Retail Certificate on such Distribution Date.

     (d) To the extent, if any, that amounts available for distribution in reduction of the Class Certificate Principal Balance of a Class of Designated Retail Certificates on a Distribution Date pursuant to Section 4.01(a) exceed the dollar amount of Principal Distribution Requests that have been received in respect of such Class by the related Record Date, as provided in Section 4.10(c) above, distributions in reduction of the Class Certificate Principal Balance of such Class of Certificates will be made by mandatory distributions on a Random Lot basis, in integral multiples equal to $1,000, in reduction thereof without regard to whether such Certificate Owners have submitted Principal Distribution Requests. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution by Random Lot in reduction of the Class Certificate Principal Balance of such Designated Retail Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Financial Intermediary, will then select, in accordance with its own procedures, Designated Retail Certificates of such Class from among those held in its accounts to receive mandatory distributions in reduction of the Class Certificate Principal Balance of such Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Financial Intermediary by its related Depository Participant, as the case may be. Depository Participants and Financial Intermediaries that hold a Class of Designated Retail Certificates selected for mandatory distributions in reduction of the Class Certificate Principal Balance thereof should provide notice of such mandatory distributions to the affected Certificate Owners.

     (e) On the Closing Date, a separate Rounding Account shall be established with the Trustee for each Class of Designated Retail Certificates and the Rounding Account Depositor for such Rounding Account shall cause to be initially deposited the sum of $999.99 in each such Rounding Account. On each Distribution Date on which a distribution is to be made in reduction of the Class Certificate Principal Balance of a Class of Designated Retail Certificates pursuant to
Section 4.01(a), funds on deposit in the related Rounding Account shall be, to the extent needed, withdrawn by the Trustee and applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class Certificate Principal Balance to be made on such Class of Certificates. Rounding of such distribution on such Class of Designated Retail Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the related Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the Class Certificate Principal Balance of such Certificates upward to the next integral multiple of $1,000. On each succeeding Distribution Date on which distributions in reduction of the Class Certificate Principal Balance of such Class of Designated Retail Certificates are to be made pursuant to Section 4.01(a), the aggregate amount of such distributions allocable to such Certificates shall be applied first to repay any funds withdrawn from the related Rounding Account and not previously repaid, and then the remainder of such allocable amount, if any, shall be similarly rounded upward to the next integral multiple of $1,000 and applied as distributions in reduction of the Class Certificate Principal Balance of the related Class of Certificates; this process shall continue on succeeding principal Distribution Dates prior to the Cross-Over Date until the Class Certificate Principal Balance of each such Class of Certificates has been reduced to zero. Each Rounding Account shall be maintained as a non-interest bearing account; the Rounding Accounts shall not be an asset of the Trust Fund, but shall be an asset in the REMIC. On the earlier of (1) the Cross-Over Date and (2) the first Distribution Date after the Class Certificate Principal Balance of any Class of Designated Retail Certificates has been reduced to zero, any remaining amounts in the related Rounding Account shall be distributed to the Class R Certificate.

     (f) Notwithstanding any provisions herein to the contrary, on each Distribution Date coinciding with or after the Cross-Over Date, all distributions in reduction of the Class Certificate Principal Balance of any Class of Designated Retail Certificates will be made among the Holders and Certificate Owners of such Class of Certificates, pro rata, based on their Certificate Principal Balances, and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by Random Lot.

     (g) In the event that Definitive Certificates representing any Class of Designated Retail Certificates are issued pursuant to Section 5.02(f), all requests for distributions or withdrawals of such requests relating to such Class must be submitted to the Trustee, and the Trustee shall perform the functions described in Section 4.10(a) through (d) using its own procedures, which procedures shall, to the extent practicable, be consistent with the procedures described in Section 4.10(a) through (d).

                                    ARTICLE V

                                THE CERTIFICATES

     Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

     (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $192,660,137.20. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:

                     Initial Class
                      Certificate         Certificate
                       Principal            Interest          Minimum
Designation             Balance              Rate          Denominations
-----------             -------              ----          -------------
Class A1              $12,432,345.00         6.25%             $25,000
Class A2               45,392,413.00         6.25%              25,000
Class A3              130,000,000.00         6.25%              25,000
Class PO                  500,425.78         0.00%                  (1)
Class M                 1,733,000.00         6.25%             100,000
Class B1                  675,000.00         6.25%             100,000
Class B2                  578,000.00         6.25%             100,000
Class B3                  674,000.00         6.25%                  (1)
Class B4                  385,000.00         6.25%                  (1)
Class B5                  289,853.42         6.25%                  (1)
Class S                        (2)           (2)                    (3)
Class R                       100.00         6.25%                 100
-------------------

(1) This Class of Certificates will be issued as a single Certificate evidencing the entire Class Certificate Principal Balance of such Class.

(2) The Class S Certificates are issued with an initial Notional Principal Balance of $174,696,691.67 and shall bear interest at the Strip Rate.

(3) The Class S Certificates will be issued in minimum Notional Principal Balance of $2,500,000.


     (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificate shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in
Section 5.01(b), and integral multiples of $1,000 in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificate shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance of such Class.

     (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

     (e) The Strip Rate for each Interest Accrual Period shall be determined by the Company and included in the Servicer's Certificate for the related Distribution Date.

     Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

     Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

     At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

     (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that
(i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

     The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

     Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

     The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

     No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class PO or Class S Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class PO or Class S Certificates to the Company or upon any subsequent transfer of any Class PO or Class S Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

     (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or
(B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

     (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

     (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

     (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

     (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     (g) On or prior to the Closing Date, there shall be delivered to the Depository (or to State Street Bank and Trust Company acting as custodian for the Depository pursuant to the Depository's procedures) one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

     "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

     Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this
Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

     Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 5.06. Representation of Certain Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933.

     Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

     (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this
Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

     (c) If at any time after the occurrence of an Alternative Rate Event the Federal Home Loan Bank of San Francisco resumes publication of COFI, the Certificate Interest Rates for the COFI Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

     Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR for the related Interest Accrual Period as such rate equal to the Interest Settlement Rate. If such rate does not appear on the Designated Telerate Page as of 11:00 a.m., London time, on the applicable LIBOR Determination Date:

     (i) The Trustee will request the principal London office of each Reference Bank (as defined in Section 5.08(e)) to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for one-month U.S. Dollar deposits as of 11:00 a.m., London time, on the applicable LIBOR Determination Date.

     (ii) If on any LIBOR Determination Date, two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%). If on any LIBOR Determination Date only one or none of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the rate per annum the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards, if necessary, to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rate that three major banks in New York City selected by the Trustee are quoting as of approximately 11:00 a.m., New York City time, on the first day of the applicable Interest Accrual Period.

     (iii) If on any LIBOR Determination Date the Trustee is required but unable to determine LIBOR in the manner provided in subparagraph (ii) of this Section 5.08(a), LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

     (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

     (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

     (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding Interest Accrual Period.

     (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service (the "Reuters Screen LIBO Page") on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, or if such page is no longer published, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.

                                   ARTICLE VI

                                   THE COMPANY

     Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

     Section 6.02. Merger or Consolidation of, or Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

     Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

     Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with
Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

     Section 7.01. Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

     (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

     (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

     (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

     Section 7.02. Trustee to Act; Appointment of Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this
Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

     Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                                  ARTICLE VIII

                                   THE TRUSTEE

     Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

     (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

     (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

     (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

     (iv) The Trustee shall not be charged with knowledge of (A) any failure by the Company to comply with the obligations of the Company referred to in clauses
(i) and (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

     Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

     Section 8.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

     (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

     (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

     (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

     (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

     Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

     Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

     Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

     Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the conditions in any of the following clauses (i), (ii) or (iii) shall occur at any time, the Company may remove the Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section 7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause (iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.08.

     Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section
8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor Trustee as provided in this
Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

     (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

     (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the Trust Fund from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.

                                   ARTICLE IX

                                   TERMINATION

     Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this
Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) as of the first day of the month in which such purchase price is to be distributed to Certificateholders plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

     Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

     On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account and, if applicable, in any Rounding Account, in accordance with the applicable priorities and uses provided by Sections 4.01 and 4.10. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

     Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

     (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

     (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

     (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

     (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to surrender any right or power herein conferred upon the Company, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

     This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

     Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

     Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.03. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 10.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attention:
Structured Finance Surveillance, and (d) in the case of S&P, Standard and Poor's Ratings Services, 26 Broadway, 10th Floor, New York, New York 10004, Attention:
Residential Mortgage Surveillance, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

     Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                                      * * *

     IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                     GE CAPITAL MORTGAGE SERVICES, INC.



                                     By:____________________________________
                                          Name:
                                          Title:

[SEAL]

Attest:


By:____________________________________
     Name:
     Title:


                                     STATE STREET BANK AND
                                          TRUST COMPANY,
                                          as Trustee


                                     By:______________________________________
                                          Name:
                                          Title:

[SEAL]

Attest:


By:____________________________________
     Name:
     Title:

State of New Jersey        )
                           ) ss.:
County of Camden  )


     On the day of May, 1999 before me, a notary public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _________________________________________________________; that he/she is a(n)
_________________________ of GE Capital Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.





                       ----------------------------------
                                  Notary Public





[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


     On the day of May, 1999 before me, a notary public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _____________________________________________________________; that he/she is
a(n) __________________________________ of State Street Bank and Trust Company,
one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.




                       ----------------------------------
                                  Notary Public




 [Notarial Seal]

                                    EXHIBIT A

                              FORMS OF CERTIFICATES



PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class A1 Certificate
                                        Principal Balance:
Class A1                                $12,432,345

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP:36157RW92
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-12, issued in twelve Classes (Class A1, Class A2, Class A3, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                                        STATE STREET BANK AND TRUST
                                        COMPANY, not in its individual
                                        capacity but solely as Trustee



(SEAL)
                                        By: ___________________________
                                        Name:
                                        Title:



Countersigned:


By: ________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated: ______________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
                   (Please print or typewrite name and address
                     including postal zip code of assignee)


________________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated: ______________________



_____________________________________
Signature by or on behalf of assignor




_____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class A2 Certificate
                                        Principal Balance:
Class A2                                $45,392,413

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP:36157RX26
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class A3 Certificate
                                        Principal Balance:
Class A3                                $130,000,000

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP:36157RX34
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY (AS DEFINED HEREIN) AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class R Certificate
                                        Principal Balance:
Class R                                 $100

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP:36157RX42
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-12, issued in twelve Classes (Class A1, Class A2, Class A3, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                                        STATE STREET BANK AND TRUST
                                        COMPANY, not in its individual
                                        capacity but solely as Trustee



(SEAL)
                                        By: __________________________
                                        Name:
                                        Title:



Countersigned:


By: ________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated: ______________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
                   (Please print or typewrite name and address
                     including postal zip code of assignee)


________________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:_______________________



_____________________________________
Signature by or on behalf of assignor




_____________________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class M Certificate
                                        Principal Balance:
Class M                                 $1,733,000

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP: 36157RX59
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-12, issued in twelve Classes (Class A1, Class A2, Class A3, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                                        STATE STREET BANK AND TRUST
                                        COMPANY, not in its individual
                                        capacity but solely as Trustee



(SEAL)
                                        By: __________________________
                                        Name:
                                        Title:



Countersigned:


By: ________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:_______________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
                   (Please print or typewrite name and address
                     including postal zip code of assignee)


________________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:_______________________



_____________________________________
Signature by or on behalf of assignor




_____________________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class B1 Certificate
                                        Principal Balance:
Class B1                                $675,000

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP: 36157RX67
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class B2 Certificate
                                        Principal Balance:
Class B2                                $578,000

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP: 36157RX75
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class B3 Certificate
                                        Principal Balance:
Class B3                                $674,000.00

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP: 36157R2KO
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-12, issued in twelve Classes (Class A1, Class A2, Class A3, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                                        STATE STREET BANK AND TRUST
                                        COMPANY, not in its individual
                                        capacity but solely as Trustee



(SEAL)
                                        By:___________________________
                                        Name:
                                        Title:



Countersigned:


By:_________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:_______________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
                   (Please print or typewrite name and address
                     including postal zip code of assignee)


________________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:_______________________



_____________________________________
Signature by or on behalf of assignor




_____________________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

     In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

                                            |_| (a) This Certificate is being
                                    transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                            |_| (b) This Certificate is being
                                    transferred by the undersigned to an
                                    institutional "accredited investor" (as
                                    defined in Rule 501(a)(1), (2), (3) or (7)
                                    of Regulation D under the Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.

Dated
_____________________________
(Signature)

If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

     The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.

Dated
_____________________________
(Signature)

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

     The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or
(y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.

Dated
_____________________________
(Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class B4 Certificate
                                        Principal Balance:
Class B4                                $385,000.00

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP: 36157R2L8
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION 5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class B5 Certificate
                                        Principal Balance:
Class B5                                $289,853.42

Certificate Interest                    Initial Certificate Principal
Rate per annum: 6.25%                   Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:                CUSIP: 36157R2M6
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12

                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class PO Certificate
                                        Principal Balance:
Class PO                                $500,425.78

Certificate Interest                    Initial Certificate Principal
Rate per annum:                         Balance of this Certificate:
non-interest bearing                    $

Cut-off Date:
May 1, 1999

First Distribution Date:
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-12, issued in twelve Classes (Class A1, Class A2, Class A3, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

     No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                                        STATE STREET BANK AND TRUST
                                        COMPANY, not in its individual
                                        capacity but solely as Trustee



(SEAL)
                                        By:___________________________
                                        Name:
                                        Title:



Countersigned:


By:_________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:_______________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
                   (Please print or typewrite name and address
                     including postal zip code of assignee)


________________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:_______________________



_____________________________________
Signature by or on behalf of assignor




_____________________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS S NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE AGGREGATE SCHEDULED PRINCIPAL BALANCE OF THE OUTSTANDING NON-DISCOUNT MORTGAGE LOANS AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE SECURITIES ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

             REMIC MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 1999-12


                 evidencing a beneficial ownership interest in a
                trust fund which consists primarily of a pool of
                  conventional, fixed rate, one- to four-family
                       mortgage loans sold and serviced by


                       GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                                  Initial Class S Notional
                                        Certificate Principal Balance:
Class S                                 $174,696,691.67

Certificate Interest                    Initial Notional Certificate
Rate per annum: variable                Principal Balance of this Certificate:
                                        $
Cut-off Date:
May 1, 1999

First Distribution Date:
June 25, 1999

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class S Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement"), between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in June 1999, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

     This Certificate is one of a duly authorized issue of Certificates designated as REMIC Mortgage Pass-Through Certificates, Series 1999-12, issued in twelve Classes (Class A1, Class A2, Class A3, Class R, Class PO, Class S, Class M, Class B1, Class B2, Class B3, Class B4 and Class B5, herein called the "Certificates").

     The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees. The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

     Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                                        STATE STREET BANK AND TRUST
                                        COMPANY, not in its individual
                                        capacity but solely as Trustee


(SEAL)                                  By:___________________________
                                        Name:
                                        Title:


Countersigned:


By:_________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:_______________________

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security or other identifying number of assignee

________________________________________________________________________________

________________________________________________________________________________
                   (Please print or typewrite name and address
                     including postal zip code of assignee)


________________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated:_______________________


_____________________________________
Signature by or on behalf of assignor


_____________________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

                                    EXHIBIT B

                           PRINCIPAL BALANCE SCHEDULES


                                      None.

                             EXHIBIT C - SUPPLEMENT

                          SCHEDULE OF COOPERATIVE LOANS

                                 SERIES 1999-12


LOAN NO.                  CUT-OFF DATE PRINCIPLE BALANCE           BORROWER NAME

70433768                             $147,603.76                      GERSHIN
70729140                             $477,987.20                      HILLEL

                                    EXHIBIT C

                                 MORTGAGE LOANS



  GE Capital Mortgages Services, Inc.               EXHIBIT C
  \
  Issue Date:  May 1, 1999\
  P.O. Box 5260\
  Cherry Hill, N.J. 08034\
  (800) -257-7818\

                                             DELIVERY ID:     0004991215

  --------------------------------------------------------------------------------
  LN # 0001118546               MORTGAGORS:        LUPINACCI, LUIGI
                                            ADDRESS     :    35 TERENCE DRIVE
  MORTGAGE AMT:       100,000.00            CITY               MANALAPAN TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.12500                               NJ   07726
  UNPAID BALANCE:     11,897.110            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,082.27            ANNUAL RATE ADJUST:      0.000
  LTV :                 35.71428            OUTSIDE CONV DATE:
  CURRENT INT          10.12500             MATURITY DATE:           09/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001136308               MORTGAGORS:        LEE, JAE

                                                   LEE, HE
                                            ADDRESS     :    1211 SANDRINGHAM ROAD
  MORTGAGE AMT:       100,000.00            CITY               LOWER MARION TOWNSHI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.75000                               PA   19004
  UNPAID BALANCE:     24,736.270            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,059.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 49.50495            OUTSIDE CONV DATE:
  CURRENT INT           9.75000             MATURITY DATE:           07/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001137314               MORTGAGORS:        MARTIN, JOHN

                                                   MARTIN, RUTH
                                            ADDRESS     :    1412 POTOMAC DRIVE
  MORTGAGE AMT:       106,300.00            CITY               RICHARDSON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.75000                               TX   75081
  UNPAID BALANCE:     26,205.990            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,126.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.99118            OUTSIDE CONV DATE:
  CURRENT INT           9.75000             MATURITY DATE:           07/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001145101               MORTGAGORS:        LOPEZ, ALFONSO

                                                   LOPEZ, GLORIA
                                            ADDRESS     :    98 SOUTH SALEM STREET
  MORTGAGE AMT:        84,500.00            CITY               DOVER TOWN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.00000                               NJ   07801
  UNPAID BALANCE:     21,639.060            OPTION TO CONVERT :      No
  MONTHLY P&I:            908.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.47826            OUTSIDE CONV DATE:
  CURRENT INT          10.00000             MATURITY DATE:           08/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001152917               MORTGAGORS:        LIN, KUG

                                                   LIN, SU
                                            ADDRESS     :    1251 MEINEL ROAD
  MORTGAGE AMT:        73,000.00            CITY               ABINGTON TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.12500                               PA   19006
  UNPAID BALANCE:     19,627.370            OPTION TO CONVERT :      No
  MONTHLY P&I:            790.06            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.68164            OUTSIDE CONV DATE:
  CURRENT INT          10.12500             MATURITY DATE:           09/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001196443               MORTGAGORS:        JACOBI, WILLIAM

                                                   JACOBI, LAURA
                                            ADDRESS     :    58 WASHINGTON DRIVE
  MORTGAGE AMT:       165,000.00            CITY               CRANBURY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.00000                               NJ   08512
  UNPAID BALANCE:     33,232.270            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,773.10            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.29941            OUTSIDE CONV DATE:
  CURRENT INT          10.00000             MATURITY DATE:           08/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001208214               MORTGAGORS:        HOLLEY, CURTIS

                                                   HOLLEY, SHIRLEY
                                            ADDRESS     :    LOY 60.01, BLOCK 98,108 P
  MORTGAGE AMT:       150,000.00            CITY               PARSIPPANY-TROY HILL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.50000                               NJ   07054
  UNPAID BALANCE:     34,353.080            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,658.10            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.21739            OUTSIDE CONV DATE:
  CURRENT INT          10.50000             MATURITY DATE:           04/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001223197               MORTGAGORS:        SZIDON, RAUL

                                                   SZIDON, NATALIA
                                            ADDRESS     :    27 NORTH GLENWOOD ROAD
  MORTGAGE AMT:       100,000.00            CITY               WEST MILFORD TOWNSHI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.75000                               NJ   07480
  UNPAID BALANCE:     24,616.750            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,059.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 40.81632            OUTSIDE CONV DATE:
  CURRENT INT           9.75000             MATURITY DATE:           07/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001243955               MORTGAGORS:        KNOTTS, GEORGE

                                                   KNOTTS, PATRICIA
                                            ADDRESS     :    8950 WESTERN PINES COURT
  MORTGAGE AMT:        83,250.00            CITY               DOUGLASVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.00000                               GA   30134
  UNPAID BALANCE:     22,256.590            OPTION TO CONVERT :      No
  MONTHLY P&I:            894.61            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.33035            OUTSIDE CONV DATE:
  CURRENT INT          10.00000             MATURITY DATE:           09/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001253277               MORTGAGORS:        WU, JOHNSTON

                                                   WU, WINNIE
                                            ADDRESS     :    1034 BERGEN BOULEVARD
  MORTGAGE AMT:        96,000.00            CITY               FORT LEE BOROUGH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.62500                               NJ   07024
  UNPAID BALANCE:     23,297.180            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,068.64            ANNUAL RATE ADJUST:      0.000
  LTV :                 35.55555            OUTSIDE CONV DATE:
  CURRENT INT          10.62500             MATURITY DATE:           07/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001312230               MORTGAGORS:        MOROCH, MICHAEL
                                            ADDRESS     :    15 HERITAGE MANOR DRIVE
  MORTGAGE AMT:        85,000.00            CITY               WAYNE TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.75000                               NJ   07470
  UNPAID BALANCE:      4,329.750            OPTION TO CONVERT :      No
  MONTHLY P&I:            900.46            ANNUAL RATE ADJUST:      0.000
  LTV :                 43.36734            OUTSIDE CONV DATE:
  CURRENT INT           9.75000             MATURITY DATE:           10/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001314145               MORTGAGORS:        MACHIDA, KOHJI
                                            ADDRESS     :    520 RIVERDALE BOULEVARD
  MORTGAGE AMT:       105,000.00            CITY               BOROUGH OF POMPTON L
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.87500                               NJ   07442
  UNPAID BALANCE:     19,800.840            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,120.32            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.00000            OUTSIDE CONV DATE:
  CURRENT INT           9.87500             MATURITY DATE:           10/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001316595               MORTGAGORS:        KIM, HAK

                                                   KIM, OK
                                            ADDRESS     :    524 BRIAN DRIVE
  MORTGAGE AMT:        75,000.00            CITY               CHERRY HILL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.87500                               NJ   08003
  UNPAID BALANCE:     18,578.560            OPTION TO CONVERT :      No
  MONTHLY P&I:            800.23            ANNUAL RATE ADJUST:      0.000
  LTV :                 48.38709            OUTSIDE CONV DATE:
  CURRENT INT           9.87500             MATURITY DATE:           07/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001339530               MORTGAGORS:        CHIN, YU

                                                   CHIN, SIU
                                            ADDRESS     :    35 FIELDSTONE DRIVE
  MORTGAGE AMT:        75,000.00            CITY               SOMERVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.87500                               NJ   08876
  UNPAID BALANCE:     20,895.690            OPTION TO CONVERT :      No
  MONTHLY P&I:            800.23            ANNUAL RATE ADJUST:      0.000
  LTV :                 48.38709            OUTSIDE CONV DATE:
  CURRENT INT           9.87500             MATURITY DATE:           11/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001343599               MORTGAGORS:        SCARAFONE, DANIEL

                                                   SCARAFONE, ANNA
                                            ADDRESS     :    1491 CORTEZ ROAD
  MORTGAGE AMT:        75,000.00            CITY               WHITPAIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.75000                               PA   19401
  UNPAID BALANCE:     21,069.720            OPTION TO CONVERT :      No
  MONTHLY P&I:            794.53            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.65517            OUTSIDE CONV DATE:
  CURRENT INT           9.75000             MATURITY DATE:           11/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001378603               MORTGAGORS:        SABANI, BASKIM

                                                   SABANI, SHERZADE
                                            ADDRESS     :    29 CYPRESS AVENUE
  MORTGAGE AMT:       112,500.00            CITY               BOROUGH OF LINCOLN P
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.00000                               NJ   07035
  UNPAID BALANCE:     31,802.790            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,208.94            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT          10.00000             MATURITY DATE:           11/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001392190               MORTGAGORS:        DAVIS, HARDGE

                                                   DAVIS, JACQUELYN
                                            ADDRESS     :    60 BENJAMIN BOULEVARD
  MORTGAGE AMT:       110,000.00            CITY               TOWNSHIP OF STAFFORD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.87500                               NJ   08050
  UNPAID BALANCE:     29,207.090            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,173.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.12959            OUTSIDE CONV DATE:
  CURRENT INT           9.87500             MATURITY DATE:           09/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001402395               MORTGAGORS:        PARSI, ROUZBEH

                                                   PARSI, SHAHIN
                                            ADDRESS     :    330 BRYN MAWR AVENUE
  MORTGAGE AMT:       209,950.00            CITY               RADNOR TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.87500                               PA   19010
  UNPAID BALANCE:     59,334.030            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,240.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.99553            OUTSIDE CONV DATE:
  CURRENT INT           9.87500             MATURITY DATE:           11/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001402932               MORTGAGORS:        SIN, YONG

                                                   SIN, CHONG
                                            ADDRESS     :    5 BANNER ROAD
  MORTGAGE AMT:        92,500.00            CITY               CHERRY HILL TWP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.87500                               NJ   08003
  UNPAID BALANCE:     24,586.400            OPTION TO CONVERT :      No
  MONTHLY P&I:            986.95            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.54902            OUTSIDE CONV DATE:
  CURRENT INT           9.87500             MATURITY DATE:           09/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0001436187               MORTGAGORS:        PETROU, SOTIRIOS

                                                   PETROU, FANY
                                            ADDRESS     :    28 WEST WOODSIDE AVENUE
  MORTGAGE AMT:       161,250.00            CITY               BROOKHAVEN TOWN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :       10.50000                               NY   11772
  UNPAID BALANCE:     48,211.330            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,782.46            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT          10.50000             MATURITY DATE:           12/01/01
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004870044               MORTGAGORS:        RAMINFARD, MEHRAN
                                            ADDRESS     :    42 HIGHLAND BOULEVARD
  MORTGAGE AMT:       294,000.00            CITY               HUNTINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.50000                               NY   11746
  UNPAID BALANCE:    173,423.590            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,895.14            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.50000             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004888772               MORTGAGORS:        CHA, HYO

                                                   CHA, CHRISTINE
                                            ADDRESS     :    1825 MILLBURNE RD
  MORTGAGE AMT:       350,000.00            CITY               LAKE FOREST
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               IL   60045
  UNPAID BALANCE:    225,385.390            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,319.58            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.63636            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           02/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004899845               MORTGAGORS:        IPPOLITO, THOMAS

                                                   IPPOLITO, JOANNE
                                            ADDRESS     :    11 DURHAM PLACE
  MORTGAGE AMT:       245,000.00            CITY               BROOKHAVEN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.25000                               NY   11795
  UNPAID BALANCE:    165,398.780            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,376.85            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.56250            OUTSIDE CONV DATE:
  CURRENT INT           8.25000             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004907713               MORTGAGORS:        COKER, RICHARD

                                                   COKER, KRISTIN
                                            ADDRESS     :    408 COCONUT ISLE DRIVE
  MORTGAGE AMT:       325,000.00            CITY               FORT LAUDERDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.25000                               FL   33301
  UNPAID BALANCE:    215,916.710            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,152.96            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.18500            OUTSIDE CONV DATE:
  CURRENT INT           8.25000             MATURITY DATE:           02/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004910824               MORTGAGORS:        LANDAU, BART

                                                   LANDAU, BARBARA
                                            ADDRESS     :    1405 SPRING MILL ROAD
  MORTGAGE AMT:       650,000.00            CITY               LOWER MERION TOWNSHI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               PA   19035
  UNPAID BALANCE:    430,076.530            OPTION TO CONVERT :      No
  MONTHLY P&I:          6,118.30            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.42105            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004930541               MORTGAGORS:        REMISOVSKY, GEORGE
                                            ADDRESS     :    1500 HARBOR BOULEVARD, UN
  MORTGAGE AMT:       240,000.00            CITY               WEEHAWKEN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               NJ   07087
  UNPAID BALANCE:    157,339.220            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,293.57            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           01/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004931507               MORTGAGORS:        TAPALAGA, JOHN

                                                   TAPALAGA, MARIA
                                            ADDRESS     :    43 HILLTOP DRIVE
  MORTGAGE AMT:       510,000.00            CITY               MELVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.25000                               NY   11747
  UNPAID BALANCE:    339,122.990            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,947.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.75000            OUTSIDE CONV DATE:
  CURRENT INT           8.25000             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004938528               MORTGAGORS:        REDDY, KANDULA

                                                   REDDY, KANDULA
                                            ADDRESS     :    1167 CANTERBURY DRIVE
  MORTGAGE AMT:       210,000.00            CITY               UPPER GWYNEDD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               PA   19446
  UNPAID BALANCE:    109,843.340            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,991.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.24528            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           02/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004938916               MORTGAGORS:        LEHMAN, HERBERT

                                                   LEHMAN, SUSAN
                                            ADDRESS     :    118 MARK LANE
  MORTGAGE AMT:       344,000.00            CITY               ATLANTIC BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               NY   11509
  UNPAID BALANCE:    234,271.910            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,287.45            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004945408               MORTGAGORS:        HEWITT, EMILY

                                                   ACHESON, ELEANOR
                                            ADDRESS     :    156 HAMMOND STREET
  MORTGAGE AMT:       360,000.00            CITY               NEWTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.37500                               MA   02167
  UNPAID BALANCE:    247,267.140            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,518.74            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.37500             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004950135               MORTGAGORS:        DOUGHERTY, JOHN

                                                   DOUGHERTY, DEANNA
                                            ADDRESS     :    113 SHIPMASTER DRIVE
  MORTGAGE AMT:       216,000.00            CITY               BRIGANTINE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               NJ   08203
  UNPAID BALANCE:    142,712.480            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,064.21            ANNUAL RATE ADJUST:      0.000
  LTV :                 33.48837            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           02/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004955365               MORTGAGORS:        GOLZARI, IRAJ

                                                   KARIMIZADEGAN, TAHEREH
                                            ADDRESS     :    437 WALL'S WAY
  MORTGAGE AMT:       647,000.00            CITY               OSPREY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               FL   34229
  UNPAID BALANCE:    428,107.860            OPTION TO CONVERT :      No
  MONTHLY P&I:          6,090.06            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.94500            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004962775               MORTGAGORS:        TRIPOLI, ANTONIO

                                                   TRIPOLI, ISABELLA
                                            ADDRESS     :    264AA SIDNEY SCHOOL ROAD
  MORTGAGE AMT:       245,000.00            CITY               FRANKLIN TWP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               NJ   08801
  UNPAID BALANCE:    162,625.780            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,323.71            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.75609            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004963922               MORTGAGORS:        SILVERMAN, ARNOLD

                                                   SILVERMAN, SUSAN
                                            ADDRESS     :    2019 HIGH POINTE DRIVE
  MORTGAGE AMT:       282,000.00            CITY               MURRYSVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               PA   15668
  UNPAID BALANCE:    123,723.220            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,674.63            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.26027            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           02/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004964136               MORTGAGORS:        DICKERSON, JAMES

                                                   DICKERSON, CAROL
                                            ADDRESS     :    701 N. OVERLOOK DRIVE
  MORTGAGE AMT:       258,750.00            CITY               ALEXANDRIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               VA   22305
  UNPAID BALANCE:    171,209.340            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,435.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004964714               MORTGAGORS:        ENDICOTT, JOHN

                                                   ENDICOTT, JUDITH
                                            ADDRESS     :    1470 MUNDOCK ROAD
  MORTGAGE AMT:       210,000.00            CITY               DRESHER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               PA   19020
  UNPAID BALANCE:    139,812.030            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,006.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.63636            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004964763               MORTGAGORS:        GHADRY, INSAF

                                                   GHADRY, FARID
                                            ADDRESS     :    7411 CRESTBERRY LANE
  MORTGAGE AMT:       205,000.00            CITY               BETHESDA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               MD   20817
  UNPAID BALANCE:    137,360.290            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,959.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.94444            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004969812               MORTGAGORS:        HASKINS, D.

                                                   HASKINS, LISA
                                            ADDRESS     :    13501 FORK ROAD
  MORTGAGE AMT:       218,000.00            CITY               BALDWIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               MD   21013
  UNPAID BALANCE:    117,623.060            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,083.33            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.28571            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004970000               MORTGAGORS:        CAMPBELL, JOHN

                                                   CAMPBELL, KARIN
                                            ADDRESS     :    2333 CHESTER SPRINGS ROAD
  MORTGAGE AMT:       295,000.00            CITY               WEST VINCENT TOWNSHI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               PA   19425
  UNPAID BALANCE:    173,573.150            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,797.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.75000            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004971990               MORTGAGORS:        CARCHIDI, JAMES

                                                   CARCHIDI, LINDA
                                            ADDRESS     :    60 HIGH RIDGE TRAIL
  MORTGAGE AMT:       380,000.00            CITY               MECHANICSBURG
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               PA   17055
  UNPAID BALANCE:    186,671.880            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,604.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.33194            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004974143               MORTGAGORS:        SCHLOO, BETSY
                                            ADDRESS     :    2 WILCOTE WAY
  MORTGAGE AMT:       300,000.00            CITY               MEDFORD TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               NJ   08055
  UNPAID BALANCE:    197,575.730            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,823.83            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.53403            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004976510               MORTGAGORS:        GRAZIANO, DOMENIC

                                                   GRAZIANO, JOAN
                                            ADDRESS     :    100 WINDSONG DRIVE
  MORTGAGE AMT:       226,100.00            CITY               DOYLESTOWN TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               PA   18901
  UNPAID BALANCE:    120,624.490            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,160.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004988507               MORTGAGORS:        FROMM, HANS

                                                   FROMM, SHARON
                                            ADDRESS     :    5614 KIRKSIDE DRIVE
  MORTGAGE AMT:       240,000.00            CITY               CHEVY CHASE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.25000                               MD   20815
  UNPAID BALANCE:    139,668.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,328.34            ANNUAL RATE ADJUST:      0.000
  LTV :                 38.09523            OUTSIDE CONV DATE:
  CURRENT INT           8.25000             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004990016               MORTGAGORS:        MAGID, LARRY

                                                   MAGID, BARBARA
                                            ADDRESS     :    109 SOUTH 14TH AVENUE
  MORTGAGE AMT:       537,000.00            CITY               LONGPORT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               NJ   08403
  UNPAID BALANCE:    248,875.460            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,093.18            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.05400            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0004998407               MORTGAGORS:        TASIGIANNIS, DIMITRIOS

                                                   TASIGIANNIS, BARBARA
                                            ADDRESS     :    52 ASH STREET
  MORTGAGE AMT:       226,000.00            CITY               ENGLEWOOD CLIFFS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               NJ   07632
  UNPAID BALANCE:    139,668.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,159.78            ANNUAL RATE ADJUST:      0.000
  LTV :                 50.22200            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005203625               MORTGAGORS:        GROSS, JOHN

                                                   GROSS, KATE
                                            ADDRESS     :    80 BRAEBURN DRIVE
  MORTGAGE AMT:       325,000.00            CITY               NEW CANAAN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               CT   06840
  UNPAID BALANCE:    219,030.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,082.47            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.09091            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           05/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005225206               MORTGAGORS:        BACON, DARNELL
                                            ADDRESS     :    13 SHINNECOCK COURT
  MORTGAGE AMT:       218,550.00            CITY               MONROE TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               NJ   08831
  UNPAID BALANCE:    145,466.590            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,088.58            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.33300            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005225909               MORTGAGORS:        STILES, STEVEN

                                                   STILES, SHERRY
                                            ADDRESS     :    19772 ANADALE DRIVE
  MORTGAGE AMT:       500,000.00            CITY               TARZANA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               CA   91356
  UNPAID BALANCE:    332,934.720            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,778.27            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.92307            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           03/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005248067               MORTGAGORS:        DEPFER, CHARLES

                                                   DEPFER, LINDA
                                            ADDRESS     :    1400 BANCROFT PARKWAY
  MORTGAGE AMT:       240,000.00            CITY               WILMINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               DE   19808
  UNPAID BALANCE:    141,448.440            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,293.57            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.72727            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005257969               MORTGAGORS:        KEENAN, MARY ANN

                                                   MUNTER, MAXINE
                                            ADDRESS     :    1672 PEMBROOK ROAD
  MORTGAGE AMT:       220,300.00            CITY               UPPER DUBLIN TWP.
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.25000                               PA   19002
  UNPAID BALANCE:     71,036.250            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,137.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.57600            OUTSIDE CONV DATE:
  CURRENT INT           8.25000             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005266531               MORTGAGORS:        BARONE, JOHN

                                                   BARONE, ROSEMARIE
                                            ADDRESS     :    38 BYRAM BAY ROAD
  MORTGAGE AMT:       255,000.00            CITY               HOPAT CONG
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.37500                               NJ   07843
  UNPAID BALANCE:     92,980.060            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,492.44            ANNUAL RATE ADJUST:      0.000
  LTV :                 55.07559            OUTSIDE CONV DATE:
  CURRENT INT           8.37500             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005270673               MORTGAGORS:        LEE, PHILIP

                                                   LEE, GRACE
                                            ADDRESS     :    5 MARGARET PLACE
  MORTGAGE AMT:       250,000.00            CITY               EAST BRUNSWICK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.75000                               NJ   08816
  UNPAID BALANCE:    109,456.520            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,498.63            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.02801            OUTSIDE CONV DATE:
  CURRENT INT           8.75000             MATURITY DATE:           05/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005274089               MORTGAGORS:        MAGANA, EDUARDO

                                                   FOORD, NANCY
                                            ADDRESS     :    527 SILVER AVENUE
  MORTGAGE AMT:       294,350.00            CITY               HALF MOON BAY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.75000                               CA   94019
  UNPAID BALANCE:    201,131.940            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,941.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.99363            OUTSIDE CONV DATE:
  CURRENT INT           8.75000             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005274477               MORTGAGORS:        MACDONELL, KEITH

                                                   MACDONELL, MARGARET
                                            ADDRESS     :    912 CHERRY STREET
  MORTGAGE AMT:       220,000.00            CITY               WINNETKA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.87500                               IL   60693
  UNPAID BALANCE:    117,585.540            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,215.06            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.57600            OUTSIDE CONV DATE:
  CURRENT INT           8.87500             MATURITY DATE:           04/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005295803               MORTGAGORS:        KIM, JEA

                                                   KIM, YEONG
                                            ADDRESS     :    UNIT 106 BUILDING 9  14-1
  MORTGAGE AMT:       235,000.00            CITY               BAYSIDE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.00000                               NY   11360
  UNPAID BALANCE:    129,585.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,383.53            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.43700            OUTSIDE CONV DATE:
  CURRENT INT           9.00000             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005298427               MORTGAGORS:        NICHOLAS, MINAS

                                                   NICHOLAS, EILEEN
                                            ADDRESS     :    10 HALSTEAD WAY
  MORTGAGE AMT:       293,000.00            CITY               MAHWAH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.75000                               NJ   07430
  UNPAID BALANCE:    203,114.480            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,928.39            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.25000            OUTSIDE CONV DATE:
  CURRENT INT           8.75000             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005319959               MORTGAGORS:        KINDSVATER, LARRY

                                                   KINDSVATER, PATTIE
                                            ADDRESS     :    6901 MCLEAN PROVINCE CIRC
  MORTGAGE AMT:       234,400.00            CITY               FALLS CHURCH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.25000                               VA   22043
  UNPAID BALANCE:    160,589.430            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,274.01            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.25000             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005352455               MORTGAGORS:        RAINONE, SEBASTIAN

                                                   RAINONE, PATRICIA
                                            ADDRESS     :    113 SCARLET DRIVE
  MORTGAGE AMT:       223,000.00            CITY               CONSHOHOCKEN, PLYMOU
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.37500                               PA   19428
  UNPAID BALANCE:    153,234.840            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,179.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 89.20000            OUTSIDE CONV DATE:
  CURRENT INT           8.37500             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005386743               MORTGAGORS:        NGUYEN, GIANG

                                                   NGUYEN, OANH
                                            ADDRESS     :    3534 PINETREE TERRACE
  MORTGAGE AMT:       350,000.00            CITY               FALLS CHURCH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.25000                               VA   22041
  UNPAID BALANCE:    217,915.240            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,395.50            ANNUAL RATE ADJUST:      0.000
  LTV :                 52.63157            OUTSIDE CONV DATE:
  CURRENT INT           8.25000             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005387451               MORTGAGORS:        SONG, PYONG

                                                   SONG, HYON
                                            ADDRESS     :    10204 WETHERBURN ROAD
  MORTGAGE AMT:       215,000.00            CITY               ELLICOTT CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.37500                               MD   21042
  UNPAID BALANCE:    118,348.180            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,101.47            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.35483            OUTSIDE CONV DATE:
  CURRENT INT           8.37500             MATURITY DATE:           06/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0005404876               MORTGAGORS:        MORAN, JOHN

                                                   MORAN, DORIS
                                            ADDRESS     :    7 MIZZENMAST COURT
  MORTGAGE AMT:       236,200.00            CITY               HILTON HEAD ISLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        9.37500                               SC   29928
  UNPAID BALANCE:    121,330.960            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,448.68            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.98400            OUTSIDE CONV DATE:
  CURRENT INT           9.37500             MATURITY DATE:           05/01/07
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007698848               MORTGAGORS:        COLE, STEVEN

                                                   COLE, MARY
                                            ADDRESS     :    LOT 10-R DEBRA DRIVE
  MORTGAGE AMT:       120,000.00            CITY               KNOXVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TN   37931
  UNPAID BALANCE:    114,437.580            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,070.23            ANNUAL RATE ADJUST:      0.000
  LTV :                 43.63600            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007707631               MORTGAGORS:        ECKLES, GEORGE

                                                   ECKLES, MARY
                                            ADDRESS     :    2811 WINDSONG PLACE
  MORTGAGE AMT:       410,000.00            CITY               MURFREESBORO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TN   37129
  UNPAID BALANCE:    396,581.160            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,656.61            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.67600            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           07/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007707714               MORTGAGORS:        CHANDRA, CHANNAPPA
                                            ADDRESS     :    4134 HAMILL ROAD
  MORTGAGE AMT:       410,000.00            CITY               HIXSON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TN   37343
  UNPAID BALANCE:    359,734.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,656.60            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.30434            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           07/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007707730               MORTGAGORS:        HAALAND, DOUGLAS

                                                   HAALAND, DIANE
                                            ADDRESS     :     10324  CASTLEBRIDGE COUR
  MORTGAGE AMT:       243,632.83            CITY               KNOXVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TN   37922
  UNPAID BALANCE:    233,909.720            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,155.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.96394            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007707870               MORTGAGORS:        MILLER, DAVID

                                                   MILLER, MARY
                                            ADDRESS     :    12361 WINDTREE BLVD.
  MORTGAGE AMT:       181,232.40            CITY               SEMINOLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               FL   34642
  UNPAID BALANCE:    168,256.460            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,154.49            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.92700            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           01/01/08
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007707946               MORTGAGORS:        TAYLOR, WILLIAM
                                            ADDRESS     :    101 CARRIAGE COURT
  MORTGAGE AMT:       400,000.00            CITY               PONTE VEDRA BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               FL   32082
  UNPAID BALANCE:    381,029.160            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,660.69            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.47100            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           06/01/12
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007784341               MORTGAGORS:        ROWE, RONALD

                                                   ROWE, NANCY
                                            ADDRESS     :    SOUTH WATER STREET
  MORTGAGE AMT:        50,001.00            CITY               ORBISONIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               PA   17243
  UNPAID BALANCE:     49,030.390            OPTION TO CONVERT :      No
  MONTHLY P&I:            445.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.14000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           11/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007784507               MORTGAGORS:        DIFLUMERI, ANTHONY

                                                   DIFLUMERI, ANITA
                                            ADDRESS     :    4 COVE POINT DRIVE
  MORTGAGE AMT:       104,000.00            CITY               TOMS RIVER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               NJ   08753
  UNPAID BALANCE:    100,904.420            OPTION TO CONVERT :      No
  MONTHLY P&I:            913.12            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.03000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           11/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007789985               MORTGAGORS:        VAN ZANT, TONI

                                                   FLAHERTY, PATRICK
                                            ADDRESS     :    5408 GRAND LAKE STREET
  MORTGAGE AMT:       270,000.00            CITY               HOUSTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TX   77081
  UNPAID BALANCE:    266,525.750            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,408.01            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.88100            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           01/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007805492               MORTGAGORS:        BOURDEAUX, HERB
                                            ADDRESS     :    1615 WEST OSBORN ROAD
  MORTGAGE AMT:        40,500.00            CITY               PHOENIX
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               AZ   85015
  UNPAID BALANCE:     40,134.760            OPTION TO CONVERT :      No
  MONTHLY P&I:            378.32            ANNUAL RATE ADJUST:      0.000
  LTV :                 40.50000            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           02/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805526               MORTGAGORS:        JONES, SYDNEY

                                                   JONES, COLLEEN
                                            ADDRESS     :    12527 ASHFORD MEADOWS
  MORTGAGE AMT:        81,000.00            CITY               HOUSTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               TX   77082
  UNPAID BALANCE:     80,269.490            OPTION TO CONVERT :      No
  MONTHLY P&I:            756.65            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           02/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805567               MORTGAGORS:        BOURDEAUX, HERBERT
                                            ADDRESS     :    27 WEST WILLETA STREET
  MORTGAGE AMT:        65,000.00            CITY               PHOENIX
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               AZ   85033
  UNPAID BALANCE:     64,610.440            OPTION TO CONVERT :      No
  MONTHLY P&I:            607.19            ANNUAL RATE ADJUST:      0.000
  LTV :                 34.57400            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           03/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805591               MORTGAGORS:        JONES, SYDNEY

                                                   JONES, COLLEEN
                                            ADDRESS     :    12630  ASHFORD MEADOWS
  MORTGAGE AMT:        78,750.00            CITY               HOUSTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               TX   77082
  UNPAID BALANCE:     78,278.030            OPTION TO CONVERT :      No
  MONTHLY P&I:            735.63            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           03/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805625               MORTGAGORS:        SMITH, BRENT
                                            ADDRESS     :    700 EAST MESQUITE CIRCLE
  MORTGAGE AMT:        60,000.00            CITY               TEMPE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               AZ   85281
  UNPAID BALANCE:     59,458.890            OPTION TO CONVERT :      No
  MONTHLY P&I:            560.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           02/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805633               MORTGAGORS:        SMITH, BRENT
                                            ADDRESS     :    925 NORTH COLLEGE DRIVE C
  MORTGAGE AMT:        61,950.00            CITY               TEMPE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               AZ   85281
  UNPAID BALANCE:     61,391.310            OPTION TO CONVERT :      No
  MONTHLY P&I:            578.69            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           02/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805641               MORTGAGORS:        SMITH, BRENT
                                            ADDRESS     :    925 NORTH COLLEGE DRIVE I
  MORTGAGE AMT:        60,000.00            CITY               TEMPE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               AZ   85281
  UNPAID BALANCE:     59,458.890            OPTION TO CONVERT :      No
  MONTHLY P&I:            560.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           02/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805658               MORTGAGORS:        SMITH, BRENT
                                            ADDRESS     :    819 NORTH COLLEFE DRIVE #
  MORTGAGE AMT:        70,500.00            CITY               TEMPE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               AZ   85281
  UNPAID BALANCE:     69,864.200            OPTION TO CONVERT :      No
  MONTHLY P&I:            658.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           02/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805666               MORTGAGORS:        DRABECK, GARY

                                                   DRABECK, JERRY
                                            ADDRESS     :    1811  DECATUR STREET
  MORTGAGE AMT:        55,800.00            CITY               HOUSTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               TX   77007
  UNPAID BALANCE:     55,461.910            OPTION TO CONVERT :      No
  MONTHLY P&I:            517.27            ANNUAL RATE ADJUST:      0.000
  LTV :                 90.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           03/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805716               MORTGAGORS:        REDDY, SYAMA
                                            ADDRESS     :    16597 EAST KENTUCKY AVENU
  MORTGAGE AMT:       130,500.00            CITY               AURORA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               CO   80017
  UNPAID BALANCE:    122,029.310            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,247.13            ANNUAL RATE ADJUST:      0.000
  LTV :                 90.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           08/01/12
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805880               MORTGAGORS:        KEPPINGER, JAMES
                                            ADDRESS     :    6001 N. VANCOUVER AVENUE
  MORTGAGE AMT:       105,000.00            CITY               PORTLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.50000                               OR   97217
  UNPAID BALANCE:     99,119.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,033.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.69200            OUTSIDE CONV DATE:
  CURRENT INT           8.50000             MATURITY DATE:           10/01/12
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007805906               MORTGAGORS:        ALDRIDGE, JEROLD

                                                   ALDRIDGE, SHERRY
                                            ADDRESS     :    1718 NORTH 900 ROAD
  MORTGAGE AMT:       107,905.30            CITY               BALDWIN CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               KS   66006
  UNPAID BALANCE:    105,681.460            OPTION TO CONVERT :      No
  MONTHLY P&I:            994.45            ANNUAL RATE ADJUST:      0.000
  LTV :                 82.37000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           10/01/12
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0007810674               MORTGAGORS:        BROWN, KAREN
                                            ADDRESS     :    805 EAST ESCALANTE DRIVE
  MORTGAGE AMT:       158,000.00            CITY               ST GEORGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               UT   84790
  UNPAID BALANCE:    156,479.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,409.13            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.91100            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007810708               MORTGAGORS:        DEMARIA, CHRISTOPHER

                                                   DEMARIA, MELISSA
                                            ADDRESS     :    18971 CROOKED LANE
  MORTGAGE AMT:       309,200.00            CITY               LUTZ
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               FL   33549
  UNPAID BALANCE:    307,179.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,714.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.84000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007810864               MORTGAGORS:        PATTERSON, DONALD

                                                   PATTERSON, LESLIE
                                            ADDRESS     :    909 EAST SAN ANGELO AVENU
  MORTGAGE AMT:       320,000.00            CITY               GILBERT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   85234
  UNPAID BALANCE:    317,952.960            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,853.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.15000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007810906               MORTGAGORS:        COX, JOHN

                                                   COX, ALISA
                                            ADDRESS     :    5124 WEATHERBEE COURT
  MORTGAGE AMT:       276,000.00            CITY               LILBURN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               GA   30047
  UNPAID BALANCE:    274,215.290            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,442.35            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007811011               MORTGAGORS:        HERMAN, TODD

                                                   HERMAN, SUSAN
                                            ADDRESS     :    1977 BOXWOOD DRIVE
  MORTGAGE AMT:       300,000.00            CITY               NEWTOWN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               PA   18940
  UNPAID BALANCE:    297,050.550            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,633.99            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.34900            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007811110               MORTGAGORS:        CHANG, TAI HO

                                                   KAO, WENDY
                                            ADDRESS     :    2 TOWER RD
  MORTGAGE AMT:       320,000.00            CITY               BRIDGEWATER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NJ   08807
  UNPAID BALANCE:    315,837.300            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,831.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.36600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007811227               MORTGAGORS:        FINNEY, SANDRA

                                                   FINNEY, TIMOTHY
                                            ADDRESS     :    17632 MYRTLEWOOD DR
  MORTGAGE AMT:       304,400.00            CITY               CHESTERFIEL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MO   63005
  UNPAID BALANCE:    302,431.640            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,693.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.24300            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007811433               MORTGAGORS:        PHILLIPS, JOHN

                                                   PHILLIPS, NANCY
                                            ADDRESS     :    2800 SHADOW LAKE ROAD
  MORTGAGE AMT:       362,500.00            CITY               BLACKSBURG
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               VA   24060
  UNPAID BALANCE:    358,897.870            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,157.77            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.07800            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007811441               MORTGAGORS:        CURETON, JYTTE
                                            ADDRESS     :    3625 E PARK AVE
  MORTGAGE AMT:       272,700.00            CITY               PHOENIX
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               AZ   85044
  UNPAID BALANCE:    269,979.850            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,451.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 89.40900            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007811458               MORTGAGORS:        HENDRIKS, CORNELIS
                                                   HENDRIKS, ELIZABETH

                                                   HENDRIKS, ELIZABETH
                                            ADDRESS     :    1017 LYLEBOURNE CT
  MORTGAGE AMT:       272,000.00            CITY               APEX
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               NC   27502
  UNPAID BALANCE:    268,546.710            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,561.79            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           01/01/12
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007811508               MORTGAGORS:        CHEN, THOMAS

                                                   CHEN, DIANE
                                            ADDRESS     :    11911 S FOX DEN DR
  MORTGAGE AMT:       265,000.00            CITY               KNOXVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               TN   37922
  UNPAID BALANCE:    261,822.810            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,992.20            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.62700            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/09
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812829               MORTGAGORS:        HOMES, HENRY

                                                   HOMES, MADELEINE
                                            ADDRESS     :    3 WATERBURY COURT
  MORTGAGE AMT:       400,000.00            CITY               BALTIMORE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MD   21212
  UNPAID BALANCE:    397,385.510            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,511.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 30.76900            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812837               MORTGAGORS:        GREEN, MICAH
                                            ADDRESS     :    10413 DEMOCRACY LANE
  MORTGAGE AMT:       475,000.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MD   20854
  UNPAID BALANCE:    473,451.920            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,170.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.86800            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812845               MORTGAGORS:        LUSTER, SUSAN
                                            ADDRESS     :    3238 HISTORY DRIVE
  MORTGAGE AMT:       259,300.00            CITY               OAKTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               VA   22124
  UNPAID BALANCE:    257,605.160            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,276.64            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.02400            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812860               MORTGAGORS:        DENCHFIELD, RANDY

                                                   DENCHFIELD, SUSAN
                                            ADDRESS     :    3 OXFORD STREET
  MORTGAGE AMT:       550,000.00            CITY               CHEVY CHASE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MD   20815
  UNPAID BALANCE:    544,592.140            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,867.01            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.70500            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812878               MORTGAGORS:        SANCHEZ, ROBERT

                                                   SANCHEZ, LYNN
                                            ADDRESS     :    7090 OLD SCHOOLHOUSE #2 L
  MORTGAGE AMT:       297,000.00            CITY               EASTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MD   21601
  UNPAID BALANCE:    295,100.080            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,648.81            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.54500            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812886               MORTGAGORS:        NIELSEN, MARVIN

                                                   NIELSEN, CATHERINE
                                            ADDRESS     :    27938 OAKLANDS CIRCLE
  MORTGAGE AMT:       406,250.00            CITY               EASTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MD   21601
  UNPAID BALANCE:    403,594.670            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,566.85            ANNUAL RATE ADJUST:      0.000
  LTV :                 52.31800            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812894               MORTGAGORS:        COUVILLION, STEVEN

                                                   COUVILLION, PATRICIA
                                            ADDRESS     :    5609 N PENNSYLVANIA STREE
  MORTGAGE AMT:       392,000.00            CITY               INDIANAPOLIS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               IN   46220
  UNPAID BALANCE:    389,410.170            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,414.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812902               MORTGAGORS:        KRAMER, JAMES

                                                   KRAMER, MARIE
                                            ADDRESS     :    12040 SOUTH PINEY POINT R
  MORTGAGE AMT:       333,000.00            CITY               BISHOPVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               MD   21813
  UNPAID BALANCE:    330,799.980            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,900.79            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.54500            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812910               MORTGAGORS:        TRIPP, THOMAS
                                            ADDRESS     :    38591 COUNTY ROAD 13
  MORTGAGE AMT:       300,000.00            CITY               ELIZABETH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CO   80107
  UNPAID BALANCE:    298,060.100            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,654.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812928               MORTGAGORS:        GRUNBERG, NEIL

                                                   GRUNBERG, NANCY
                                            ADDRESS     :    7805 FAIRFAX ROAD
  MORTGAGE AMT:       270,000.00            CITY               BETHESDA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MD   20814
  UNPAID BALANCE:    269,138.870            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,408.01            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.46500            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812951               MORTGAGORS:        YEAKLE, CAROLA
                                            ADDRESS     :    3642 NW 24TH TERRACE
  MORTGAGE AMT:       232,000.00            CITY               BOCA RATON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33431
  UNPAID BALANCE:    230,515.880            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,069.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812969               MORTGAGORS:        TAYLOR, LESLIE

                                                   TAYLOR, LISA
                                            ADDRESS     :    2800 SUGARLOAF CLUB DRIVE
  MORTGAGE AMT:       648,350.00            CITY               DULUTH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               GA   30097
  UNPAID BALANCE:    644,112.240            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,692.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.99700            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812977               MORTGAGORS:        THOME, MATTHEW
                                            ADDRESS     :    1294 DOGWOOD ROAD
  MORTGAGE AMT:       532,400.00            CITY               SNELLVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               GA   30078
  UNPAID BALANCE:    529,067.090            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,822.65            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.98500            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812985               MORTGAGORS:        GRAFTON, SCOTT

                                                   GRAFTON, KIMBERLY
                                            ADDRESS     :    4670 BROOK HOLLOW ROAD
  MORTGAGE AMT:       380,000.00            CITY               ATLANTA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               GA   30327
  UNPAID BALANCE:    377,516.240            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,336.38            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007812993               MORTGAGORS:        MC DONALD, FRED

                                                   MC DONALD, LORI
                                            ADDRESS     :    17435 CLUB HILL COURT
  MORTGAGE AMT:       549,550.00            CITY               DALLAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TX   75248
  UNPAID BALANCE:    545,996.430            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,863.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 47.78600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813009               MORTGAGORS:        MARKS, KENNETH

                                                   MEEHAN, MEREDITH
                                            ADDRESS     :    28331 QUIET HILL LANE
  MORTGAGE AMT:       353,500.00            CITY               TRABUCO CANYON AREA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               CA   92679
  UNPAID BALANCE:    347,062.790            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,302.15            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.43800            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           11/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813017               MORTGAGORS:        BOLANDER, KEVIN

                                                   BOLANDER, JILL
                                            ADDRESS     :    1305 CANYON VIEW DRIVE
  MORTGAGE AMT:       428,000.00            CITY               SANTA CLARA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               UT   84765
  UNPAID BALANCE:    425,349.580            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,907.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 82.30700            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813025               MORTGAGORS:        OSTLER, GLENN

                                                   OSTLER, STEPHANIE
                                            ADDRESS     :    8315 WEST 10TH AVENUE
  MORTGAGE AMT:       260,000.00            CITY               KENNEWICK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               WA   99337
  UNPAID BALANCE:    258,407.360            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,391.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.78700            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813033               MORTGAGORS:        STEWART, JAMES
                                            ADDRESS     :    22430 98TH AVENUE SOUTHWE
  MORTGAGE AMT:       520,000.00            CITY               VASHON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               WA   98070
  UNPAID BALANCE:    513,164.710            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,565.57            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.77700            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           01/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813058               MORTGAGORS:        ILSTRUP, ROGER

                                                   ILSTRUP, DORLENE
                                            ADDRESS     :    14835 WEST TREVINO DRIVE
  MORTGAGE AMT:       281,850.00            CITY               GOODYEAR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   85338
  UNPAID BALANCE:    279,137.760            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,513.69            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.84400            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813066               MORTGAGORS:        CURTIN, GREGORY
                                            ADDRESS     :    14320 MORNING MOUNTAIN WA
  MORTGAGE AMT:       308,000.00            CITY               ALPHARETTA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               GA   30004
  UNPAID BALANCE:    305,986.850            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,704.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813074               MORTGAGORS:        CYR, JAMES
                                            ADDRESS     :    725 CLUBSIDE DRIVE
  MORTGAGE AMT:       253,800.00            CITY               ROSWELL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               GA   30076
  UNPAID BALANCE:    252,105.190            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,193.47            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.15600            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813082               MORTGAGORS:        STEPHENS, THOMAS

                                                   STEPHENS, CAROL
                                            ADDRESS     :    13602 GOLDEN RIDGE LANE
  MORTGAGE AMT:       450,000.00            CITY               MCCORDSVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               IN   46055
  UNPAID BALANCE:    447,058.720            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,950.97            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.17000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813108               MORTGAGORS:        SODEN, CECIL

                                                   SODEN, ALYCE
                                            ADDRESS     :    33801 HIGHWAY ONE
  MORTGAGE AMT:       328,500.00            CITY               GUALALA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   95445
  UNPAID BALANCE:    325,304.740            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,906.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.41100            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813116               MORTGAGORS:        MORGAN, CANDICE
                                            ADDRESS     :    2510 58TH AVENUE
  MORTGAGE AMT:       420,000.00            CITY               GREELEY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CO   80634
  UNPAID BALANCE:    417,313.250            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,745.79            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813124               MORTGAGORS:        CRENSHAW, PHILLIP

                                                   CRENSHAW, CINTHANIE
                                            ADDRESS     :    1041 WEST SHADOW POINT DR
  MORTGAGE AMT:       640,000.00            CITY               ST. GEORGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               UT   84770
  UNPAID BALANCE:    635,816.830            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,619.16            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813132               MORTGAGORS:        RUNNE, JOHN

                                                   RUNNE, VIRGINIA
                                            ADDRESS     :    32829 WOODLAND DRIVE
  MORTGAGE AMT:       365,000.00            CITY               EVERGREEN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CO   80439
  UNPAID BALANCE:    362,639.800            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,229.92            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.15300            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813140               MORTGAGORS:        MCGEACHIN, JAMES

                                                   MCGEACHIN, MARY
                                            ADDRESS     :    6451 NORTH THIMBLE PASS
  MORTGAGE AMT:       350,000.00            CITY               TUCSON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               AZ   85750
  UNPAID BALANCE:    347,687.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,048.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.40300            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813157               MORTGAGORS:        ASHCRAFT, HOWARD
                                                   EZZY, MARILYN
                                                   EZZY, MARILYN
                                            ADDRESS     :    903 GRAND STREET
  MORTGAGE AMT:       450,000.00            CITY               ALAMEDA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   94501
  UNPAID BALANCE:    447,072.150            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,982.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813165               MORTGAGORS:        LEON, HUGO

                                                   LEON, YOLANDA
                                            ADDRESS     :    1582 CLEARVIEW LANE
  MORTGAGE AMT:       490,000.00            CITY               SANTA ANA AREA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   92705
  UNPAID BALANCE:    486,762.730            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,268.43            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.82900            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813199               MORTGAGORS:        POIRIER, TOMMY

                                                   POIRIER, SUSAN
                                            ADDRESS     :    6130 VAN ALSTINE AVENUE
  MORTGAGE AMT:       650,000.00            CITY               CARMICHAEL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   95608
  UNPAID BALANCE:    645,705.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,662.20            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.85500            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813207               MORTGAGORS:        BRADY, MATTHEW
                                                   BRADY, NANCY

                                                   BRADY, NANCY
                                            ADDRESS     :    11806 AMERICAN BAR COURT
  MORTGAGE AMT:       267,000.00            CITY               GOLD RIVER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   95670
  UNPAID BALANCE:    265,310.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,399.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.16600            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813215               MORTGAGORS:        LEACH, JAMES

                                                   LEACH, CYNTHIA
                                            ADDRESS     :    575 CARTERS CREEK PIKE
  MORTGAGE AMT:       300,000.00            CITY               COLUMBIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               TN   38401
  UNPAID BALANCE:    298,142.220            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,738.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813223               MORTGAGORS:        POLEKOFF, JEFFREY
                                            ADDRESS     :    215 LANDFALL ROAD
  MORTGAGE AMT:       275,700.00            CITY               ATLANTA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               GA   30328
  UNPAID BALANCE:    273,897.960            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,420.63            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.26600            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813231               MORTGAGORS:        RANLY, DONALD

                                                   RANLY, JEANETTE
                                            ADDRESS     :    4101 OCEAN DRIVE
  MORTGAGE AMT:       340,700.00            CITY               CORPUS CHRISTI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               TX   78411
  UNPAID BALANCE:    336,366.220            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,991.32            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.51200            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813249               MORTGAGORS:        GRIESBECK, WILLIAM

                                                   GRIESBECK, MARY ANNE
                                            ADDRESS     :    4464 PARK AVE
  MORTGAGE AMT:       315,000.00            CITY               MEMPHIS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TN   38117
  UNPAID BALANCE:    312,963.120            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,787.46            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.31500            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813264               MORTGAGORS:        KASSELA, FRANK
                                            ADDRESS     :    9334 WILLIAMS GLEN CV
  MORTGAGE AMT:       550,400.00            CITY               GERMANTOWN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TN   38138
  UNPAID BALANCE:    546,131.510            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,870.54            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813272               MORTGAGORS:        ANDERSON, STEVEN

                                                   ANDERSON, SHARON
                                            ADDRESS     :    5335 PEGHORN TRAIL
  MORTGAGE AMT:       247,500.00            CITY               OOLTEWAH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               TN   37363
  UNPAID BALANCE:    245,882.300            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,173.03            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813280               MORTGAGORS:        PEELER, GEORGE

                                                   PEELER, JANIE
                                            ADDRESS     :    8905 FERN VALLEY COVE
  MORTGAGE AMT:       283,500.00            CITY               CORDOVA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               TN   38018
  UNPAID BALANCE:    281,627.020            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,469.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813298               MORTGAGORS:        LIGHT, GARY
                                            ADDRESS     :    60 DOWNING STREET
  MORTGAGE AMT:       300,000.00            CITY               EAST GREENWICH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               RI   02818
  UNPAID BALANCE:    293,716.440            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,633.99            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.66600            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           11/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813322               MORTGAGORS:        HOFFMAN, R.

                                                   HOFFMAN, JAN
                                            ADDRESS     :    2365 VILLANDRY COURT
  MORTGAGE AMT:       530,000.00            CITY               HENDERSON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NV   89014
  UNPAID BALANCE:    523,106.990            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,690.03            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.01000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           01/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813330               MORTGAGORS:        ERNST, WILLIAM

                                                   MURDOCK, CYNTHIA
                                            ADDRESS     :    7720 WEST AGATE AVENUE
  MORTGAGE AMT:       318,750.00            CITY               LAS VEGAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NV   89113
  UNPAID BALANCE:    316,688.860            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,820.65            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813348               MORTGAGORS:        WEISS, SUSAN

                                                   WEISS, ROBERT
                                            ADDRESS     :    1241 NORTH SUMMIT DRIVE
  MORTGAGE AMT:       455,000.00            CITY               SANTA FE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               NM   87501
  UNPAID BALANCE:    450,430.360            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,932.34            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.81900            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813355               MORTGAGORS:        GRADKE, GARY

                                                   GRADKE, PAULA
                                            ADDRESS     :    22439 NORTH 55TH STREET
  MORTGAGE AMT:       380,000.00            CITY               PHOENIX
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   85054
  UNPAID BALANCE:    376,343.230            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,389.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 86.36300            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813363               MORTGAGORS:        ERWIN, JOHN

                                                   ERWIN, SHARON
                                            ADDRESS     :    23500 NE 206TH STREET
  MORTGAGE AMT:       258,400.00            CITY               BATTLE GROUND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               WA   98604
  UNPAID BALANCE:    255,471.900            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,286.61            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813371               MORTGAGORS:        ROSEN, BARRY

                                                   ROSEN, MAUREEN
                                            ADDRESS     :    3104 SW FAIRMOUNT BOULEVA
  MORTGAGE AMT:       568,000.00            CITY               PORTLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               OR   97201
  UNPAID BALANCE:    562,475.170            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,026.29            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.34400            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813389               MORTGAGORS:        WONACOTT, MICHAEL

                                                   WONACOTT, ISABEL
                                            ADDRESS     :    48 VIRGINIA COURT
  MORTGAGE AMT:       360,000.00            CITY               WALNUT CREEK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   94596
  UNPAID BALANCE:    357,596.010            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,111.31            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813405               MORTGAGORS:        FINRUD, JEFFREY

                                                   FINRUD, JANET
                                            ADDRESS     :    19510 NE 8TH STREET
  MORTGAGE AMT:       252,000.00            CITY               CAMAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               WA   98607
  UNPAID BALANCE:    250,317.200            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,177.92            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.53800            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813413               MORTGAGORS:        PELTEKIAN, STEVE

                                                   PELTEKIAN, JUDITH
                                            ADDRESS     :    30323 165TH AVENUE SOUTHE
  MORTGAGE AMT:       291,000.00            CITY               KENT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               WA   98042
  UNPAID BALANCE:    287,966.370            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,534.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.64800            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813421               MORTGAGORS:        DAIGNAULT, JOHN

                                                   DAIGNAULT, LINDA
                                            ADDRESS     :    46 PARTRIDGE ROAD
  MORTGAGE AMT:       440,000.00            CITY               DUXBURY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MA   02332
  UNPAID BALANCE:    437,124.060            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,863.18            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.45900            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813439               MORTGAGORS:        EMMERMANN, CARLOS

                                                   EMMERMANN, MARGIE
                                            ADDRESS     :    6605 WEST JOHN CABOT ROAD
  MORTGAGE AMT:       283,500.00            CITY               GLENDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   85308
  UNPAID BALANCE:    280,771.860            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,528.41            ANNUAL RATE ADJUST:      0.000
  LTV :                 90.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813447               MORTGAGORS:        HELFERICH, RICHARD

                                                   HELFERICH, DEBI
                                            ADDRESS     :    8408 STERLING BRIDGE ROAD
  MORTGAGE AMT:       257,800.00            CITY               CHAPEL HILL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NC   27516
  UNPAID BALANCE:    256,132.980            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,281.30            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.65432            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
---------------------------------------------------------------------------------------------------------PRODUCT
CODE:002
  --------------------------------------------------------------------------------

  LN # 0007813454               MORTGAGORS:        PRESS, JAY

                                                   PRESS, DIANE
                                            ADDRESS     :    39 NANCY ROAD
  MORTGAGE AMT:       305,000.00            CITY               NEWTON (CHESTNUT HIL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MA   02467
  UNPAID BALANCE:    301,418.230            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,698.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 50.83300            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
--------------------------------------------PRODUCT CODE:002
  --------------------------------------------------------------------------------

  LN # 0007813462               MORTGAGORS:        HUNTER, ALICE

                                                   MCKENNA, MARK
                                            ADDRESS     :    38 TIERRA VERDE COURT
  MORTGAGE AMT:       270,000.00            CITY               WALNUT CREE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   94598
  UNPAID BALANCE:    267,251.270            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,389.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 33.12800            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813470               MORTGAGORS:        TZUR, TALI

                                                   TZUR, LIAT
                                            ADDRESS     :    505 N. LAKE SHORE DRIVE #
  MORTGAGE AMT:       588,000.00            CITY               CHICAGO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               IL   60611
  UNPAID BALANCE:    584,238.540            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,244.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 49.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813488               MORTGAGORS:        BLACKSTONE, WILLIAM

                                                   STRAHAN, NANCY
                                            ADDRESS     :    903 SAINT GEORGES ROAD
  MORTGAGE AMT:       370,000.00            CITY               BALTIMORE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MD   21210
  UNPAID BALANCE:    367,607.450            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,274.17            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.27200            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813496               MORTGAGORS:        PATTON, GREGORY

                                                   PATTON, JOAN
                                            ADDRESS     :    3812 EAST MENLO STREET
  MORTGAGE AMT:       406,000.00            CITY               MESA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   85215
  UNPAID BALANCE:    403,304.380            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,620.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.81800            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813504               MORTGAGORS:        BOCCIA, ALFRED

                                                   BOCCIA, JUDITH
                                            ADDRESS     :    258 VIRIGINA FARME LANE
  MORTGAGE AMT:       460,000.00            CITY               CARLISE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MA   01741
  UNPAID BALANCE:    458,532.880            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,102.54            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.31000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813512               MORTGAGORS:        SUN, CHANG-TA

                                                   SUN, LAN-RONG
                                            ADDRESS     :    11409 PALATINE DRIVE
  MORTGAGE AMT:       650,000.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MD   20854
  UNPAID BALANCE:    645,751.470            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,706.96            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.80100            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813520               MORTGAGORS:        MOHEBALI, PARVIZ

                                                   MOHEBALI, FARROKH
                                            ADDRESS     :    5344 SOUTH COTTONWOOD LAN
  MORTGAGE AMT:       297,000.00            CITY               SALT LAKE CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               UT   84117
  UNPAID BALANCE:    295,100.080            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,648.81            ANNUAL RATE ADJUST:      0.000
  LTV :                 18.56200            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813538               MORTGAGORS:        CHENG, CHIEN

                                                   CHANG, JENNIFER
                                            ADDRESS     :    34457 WILLOW LANE
  MORTGAGE AMT:       325,000.00            CITY               UNION CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   94587
  UNPAID BALANCE:    322,829.730            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,808.82            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.91600            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813546               MORTGAGORS:        WIJETILLEKE, ROHINI
                                            ADDRESS     :    600 BROCKMAN COURT
  MORTGAGE AMT:       515,250.00            CITY               GREAT FALLS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               VA   22066
  UNPAID BALANCE:    511,989.330            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,631.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813553               MORTGAGORS:        YIN, LEI

                                                   CHEN, PIN
                                            ADDRESS     :    1800 PENWOOD STREET
  MORTGAGE AMT:       380,800.00            CITY               SAN JOSE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   95133
  UNPAID BALANCE:    378,390.180            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,422.74            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.98100            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813561               MORTGAGORS:        SHINYEDA, PETER

                                                   SHINYEDA, MERRILY
                                            ADDRESS     :    2001 EAST CAROLINE LANE
  MORTGAGE AMT:       543,750.00            CITY               TEMPE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   85284
  UNPAID BALANCE:    540,271.620            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,849.46            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007813579               MORTGAGORS:        PAPPAS, SAMUEL
                                            ADDRESS     :    712 SOUTH YALE COURT
  MORTGAGE AMT:       288,470.00            CITY               ARLINGTON HEIGHTS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               IL   60005
  UNPAID BALANCE:    286,564.170            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,512.89            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.08600            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814635               MORTGAGORS:        FLORES, HECTOR

                                                   FLORES, RACHEL
                                            ADDRESS     :    3354 PUNTA DEL ESTE DRIVE
  MORTGAGE AMT:       250,000.00            CITY               HACIENDA HEIGHTS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   91745
  UNPAID BALANCE:    249,219.800            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,264.58            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.42800            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814783               MORTGAGORS:        HORWITZ, STUART

                                                   HORWITZ, SHARYN
                                            ADDRESS     :    12220 LAKE POTOMAC TERRAC
  MORTGAGE AMT:       585,000.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               MD   20854
  UNPAID BALANCE:    583,051.940            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,055.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814791               MORTGAGORS:        RICH, BRYAN

                                                   RICH, JUDY
                                            ADDRESS     :    217 WHITNEY STREET
  MORTGAGE AMT:       400,000.00            CITY               NORTHBOROUGH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               MA   01532
  UNPAID BALANCE:    397,468.670            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,595.31            ANNUAL RATE ADJUST:      0.000
  LTV :                 33.33300            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814809               MORTGAGORS:        IBANEZ, EDUARDO

                                                   IBANEZ, ANGELICA
                                            ADDRESS     :    355 HINES COURT
  MORTGAGE AMT:       330,000.00            CITY               SAN JOSE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   95111
  UNPAID BALANCE:    327,888.990            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,943.12            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.74400            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814817               MORTGAGORS:        JOHNSON-RUSSO, CAROL

                                                   RUSSO, THOMAS
                                            ADDRESS     :    4200 BIRDIE COURT
  MORTGAGE AMT:       423,500.00            CITY               LONGMONT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CO   80503
  UNPAID BALANCE:    420,702.080            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,689.14            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.77900            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814825               MORTGAGORS:        NASSERI, FARHAD

                                                   NASSERI, BELGHEIS
                                            ADDRESS     :    2946 CHAIN BRIDGE ROAD
  MORTGAGE AMT:       450,000.00            CITY               WASHINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               DC   20016
  UNPAID BALANCE:    448,549.150            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,982.10            ANNUAL RATE ADJUST:      0.000
  LTV :                 45.87100            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814833               MORTGAGORS:        GROW, CYNTHIA
                                            ADDRESS     :    5278 MONTEZUMA ACRES DRIV
  MORTGAGE AMT:       327,000.00            CITY               CELINA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               OH   45822
  UNPAID BALANCE:    321,761.700            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,893.65            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.87100            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814841               MORTGAGORS:        SCHOLL, DAVID

                                                   SCHOLL, LUCINDA
                                            ADDRESS     :    5246 EAST FANFOL DRIVE
  MORTGAGE AMT:       270,000.00            CITY               SCOTTSDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               AZ   85253
  UNPAID BALANCE:    268,197.020            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,333.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 48.64800            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814858               MORTGAGORS:        LYNN, STEVEN

                                                   LYNN, ANNETTE
                                            ADDRESS     :    165 RIVER BIRCH LANE
  MORTGAGE AMT:       295,300.00            CITY               COLUMBIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               SC   29206
  UNPAID BALANCE:    293,390.490            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,613.14            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.82500            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814866               MORTGAGORS:        TRAINA, JEFFREY

                                                   TRAINA, KATHY
                                            ADDRESS     :    5618 NORTH PROSPECT ROAD
  MORTGAGE AMT:       584,500.00            CITY               PEONIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               IL   61614
  UNPAID BALANCE:    580,760.940            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,212.89            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814874               MORTGAGORS:        SCHWARTZ, DEBORAH

                                                   SCHWARTZ, MARC
                                            ADDRESS     :    123 CYNTHIA ROAD
  MORTGAGE AMT:       310,000.00            CITY               NEWTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               MA   02459
  UNPAID BALANCE:    308,038.220            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,786.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.94300            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814882               MORTGAGORS:        ROTH, ROBERT

                                                   ROTH, LAUREN
                                            ADDRESS     :    8425 N RIVER ROAD
  MORTGAGE AMT:       350,000.00            CITY               RIVER HILLS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               WI   53217
  UNPAID BALANCE:    347,532.830            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,097.18            ANNUAL RATE ADJUST:      0.000
  LTV :                 46.35700            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814890               MORTGAGORS:        YAMAGUCHI, GORO

                                                   YAMAGUCHI, KANEKO
                                            ADDRESS     :    1083 SAUNDERS ROAD
  MORTGAGE AMT:       269,400.00            CITY               RIVERWOODS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IL   60015
  UNPAID BALANCE:    267,657.970            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,383.95            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.34600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814908               MORTGAGORS:        HARSNETT, RICHARD

                                                   HARSNETT, MONICA
                                            ADDRESS     :    5451 NORTH WHITTIER LANE
  MORTGAGE AMT:       607,500.00            CITY               INDIANAPOLIS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IN   46250
  UNPAID BALANCE:    602,541.770            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,375.83            ANNUAL RATE ADJUST:      0.000
  LTV :                 52.82600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814916               MORTGAGORS:        JACOBSEN, RONALD
                                            ADDRESS     :    1611 N. ORANGE GROVE AVE
  MORTGAGE AMT:       585,000.00            CITY               LOS ANGELES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   90046
  UNPAID BALANCE:    579,370.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,217.35            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814924               MORTGAGORS:        D'AMATO, ROBERT

                                                   WIGGS, JANEY
                                            ADDRESS     :    4 PATRIOTS DRIVE
  MORTGAGE AMT:       495,000.00            CITY               LEXINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MA   02420
  UNPAID BALANCE:    493,386.740            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,346.07            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.62900            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814932               MORTGAGORS:        HANCOCK, ROBERT

                                                   HANCOCK, ELIZABETH
                                            ADDRESS     :    37 SPANISH POINTE DRIVE
  MORTGAGE AMT:       650,000.00            CITY               HILTON HEAD ISL.
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               SC   29928
  UNPAID BALANCE:    645,796.870            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,751.92            ANNUAL RATE ADJUST:      0.000
  LTV :                 32.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814940               MORTGAGORS:        HOGAN, ARTHUR

                                                   FOLEY-HOGAN, EILEEN
                                            ADDRESS     :    16 HORNBEAM ROAD
  MORTGAGE AMT:       579,000.00            CITY               DUXBURY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MA   02332
  UNPAID BALANCE:    577,112.970            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,083.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.59500            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814957               MORTGAGORS:        RICHARDS, STEVEN

                                                   RICHARDS, CAROL
                                            ADDRESS     :    104 COLLINSON DRIVE
  MORTGAGE AMT:       282,200.00            CITY               CHAPEL HILL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               NC   27514
  UNPAID BALANCE:    280,315.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,438.91            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.42900            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814965               MORTGAGORS:        DARBY, JOHN

                                                   DARBY, CORINN
                                            ADDRESS     :    46 BROAD ARROW TRAIL
  MORTGAGE AMT:       284,000.00            CITY               YARMOUTH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               ME   04096
  UNPAID BALANCE:    282,143.710            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,493.51            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.76500            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814973               MORTGAGORS:        THOMPSON, BRADLEY

                                                   THOMPSON, BETTY
                                            ADDRESS     :    36 MONAHAN RROAD
  MORTGAGE AMT:       296,000.00            CITY               ZIONSVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               IN   46077
  UNPAID BALANCE:    294,065.270            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,598.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.81800            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814981               MORTGAGORS:        D'ALMEIDA, ARTHUR

                                                   D'ALMEIDA, FRANCES
                                            ADDRESS     :    721 N E 77TH STREET
  MORTGAGE AMT:       289,750.00            CITY               BOCA RATON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               FL   33487
  UNPAID BALANCE:    287,835.730            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,524.03            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99700            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007814999               MORTGAGORS:        BECKMAN, STEVEN

                                                   BECKMAN, M
                                            ADDRESS     :    389 SHOREHAM CIRCLE
  MORTGAGE AMT:       303,200.00            CITY               CASTLE ROCK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CO   80104
  UNPAID BALANCE:    302,201.130            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,641.20            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815004               MORTGAGORS:        DYKE, CHARLES

                                                   DYKE, NANCY
                                            ADDRESS     :    1234 MEYER COURT
  MORTGAGE AMT:       650,000.00            CITY               MCLAIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               VA   22101
  UNPAID BALANCE:    645,659.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,617.63            ANNUAL RATE ADJUST:      0.000
  LTV :                 52.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815012               MORTGAGORS:        KLAUBER, WILLIAM

                                                   KLAUBER, BARBARA
                                            ADDRESS     :    10000 ORMOND ROAD
  MORTGAGE AMT:       471,000.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MD   20854
  UNPAID BALANCE:    467,954.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,167.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.62000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815020               MORTGAGORS:        KLOSSNER, DAVID

                                                   KLOSSNER, KARLA
                                            ADDRESS     :    2316 BOULDER CT
  MORTGAGE AMT:       324,000.00            CITY               NAPERVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               IL   60565
  UNPAID BALANCE:    321,859.440            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,822.39            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815038               MORTGAGORS:        FINEMAN, KENNETH

                                                   FINEMAN, ATHANASIA
                                            ADDRESS     :    11 WEST ROAD
  MORTGAGE AMT:       484,700.00            CITY               ROSS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   94957
  UNPAID BALANCE:    481,497.750            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,222.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 55.39400            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815046               MORTGAGORS:        TASSEY, DAVID

                                                   TASSEY, BARBARA
                                            ADDRESS     :    23 BRIDGEWOOD #17
  MORTGAGE AMT:       510,500.00            CITY               IRVINE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92604
  UNPAID BALANCE:    507,198.950            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,517.46            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.06600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815053               MORTGAGORS:        NAGEL, BERNARD

                                                   NAGEL, LISA
                                            ADDRESS     :    422 CENTRAL AVENUE
  MORTGAGE AMT:       396,000.00            CITY               WILMETTE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IL   60091
  UNPAID BALANCE:    392,735.400            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,504.24            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.85700            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815061               MORTGAGORS:        HORNAK, PATRICIA

                                                   SKVARLA, WILLIAM
                                            ADDRESS     :    2534 SWING CORNER POINT I
  MORTGAGE AMT:       263,000.00            CITY               BETHEL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               OH   45106
  UNPAID BALANCE:    262,142.850            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,309.13            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.08400            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815079               MORTGAGORS:        HUDSON, WADE

                                                   KLEIN-HUDSON, SUSAN
                                            ADDRESS     :    5565 SOUTH LAKE GULCH ROA
  MORTGAGE AMT:       320,000.00            CITY               CASTLE ROCK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CO   80104
  UNPAID BALANCE:    317,930.490            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,831.71            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815087               MORTGAGORS:        SPIGELMYER, SHARRON

                                                   SPIGELMYER, DAVID
                                            ADDRESS     :    5206 KEOKUK STREET
  MORTGAGE AMT:       271,000.00            CITY               BETHESDA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               MD   20816
  UNPAID BALANCE:    269,190.340            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,342.12            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.75000            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815103               MORTGAGORS:        FARABAUGH, STEPHEN

                                                   FARABAUGH, DONNA
                                            ADDRESS     :    80 N EDGEWOOD
  MORTGAGE AMT:       312,000.00            CITY               GROSSE POINTE SHORES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MI   48236
  UNPAID BALANCE:    310,994.080            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,760.92            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815111               MORTGAGORS:        DAVIDSON, JOHN
                                            ADDRESS     :    3372 MIDDLEFIELD ROAD
  MORTGAGE AMT:       373,600.00            CITY               PALO ALTO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   94306
  UNPAID BALANCE:    371,235.750            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,358.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.92700            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815129               MORTGAGORS:        SMITH, NANCY
                                            ADDRESS     :    939 FEDERAL AVENUE EAST
  MORTGAGE AMT:       513,000.00            CITY               SEATTLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               WA   98102
  UNPAID BALANCE:    509,788.550            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,646.91            ANNUAL RATE ADJUST:      0.000
  LTV :                 55.76000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815137               MORTGAGORS:        HURSCHMAN, ALAN

                                                   HURSCHMAN, AGNES
                                            ADDRESS     :    5901 MARINA BAY COURT
  MORTGAGE AMT:       406,800.00            CITY               ARLINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TX   76013
  UNPAID BALANCE:    403,163.860            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,599.82            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.06900            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815145               MORTGAGORS:        BALFOUR, BRUCE

                                                   BALFOUR, HOLLY
                                            ADDRESS     :    950 LAGUNA ROAD
  MORTGAGE AMT:       386,500.00            CITY               FULLERTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92835
  UNPAID BALANCE:    385,267.300            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,447.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.41600            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815152               MORTGAGORS:        HOY, CURTIS

                                                   SUE, KAREN
                                            ADDRESS     :    2372 RUTLAND PLACE
  MORTGAGE AMT:       290,000.00            CITY               THOUSAND OAKS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   91362
  UNPAID BALANCE:    288,104.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,546.18            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.54400            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815160               MORTGAGORS:        LOUIE, DAVID

                                                   SOE, DORENE
                                            ADDRESS     :    2939 CEDRO LANE
  MORTGAGE AMT:       283,000.00            CITY               WALNUT CREEK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   94598
  UNPAID BALANCE:    281,209.100            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,543.68            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.02700            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815178               MORTGAGORS:        PERDUE, DONALD

                                                   PERDUE, ROSEMARY
                                            ADDRESS     :    7217 MALONE ROAD
  MORTGAGE AMT:       293,700.00            CITY               FORESTVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   95436
  UNPAID BALANCE:    291,799.810            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,598.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.26600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815186               MORTGAGORS:        DELVECCHIO, JAMES

                                                   DELVECCHIO, EILEEN
                                            ADDRESS     :    50 WEST FOUNTAIN STREET
  MORTGAGE AMT:       309,500.00            CITY               MILFORD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MA   01757
  UNPAID BALANCE:    307,477.040            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,717.39            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.86400            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815194               MORTGAGORS:        KANEDA, KENZO

                                                   KANEDA, SATSUKI
                                            ADDRESS     :    2837 SUNNY GLEN ROAD
  MORTGAGE AMT:       356,000.00            CITY               TORRANCE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   90505
  UNPAID BALANCE:    353,673.110            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,125.66            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.07000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815202               MORTGAGORS:        WALDA, BRUCE

                                                   WALDA, CARLEEN
                                            ADDRESS     :    14317 BOURGEOIS WAY
  MORTGAGE AMT:       255,000.00            CITY               SAN DIEGO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               CA   92129
  UNPAID BALANCE:    253,437.970            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,345.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815228               MORTGAGORS:        DAVIS, JIMMY

                                                   DAVIS, LUCINDA
                                            ADDRESS     :    6015 IRWIN BRIDGE ROAD
  MORTGAGE AMT:       328,600.00            CITY               PLEASANT PLAINS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               IL   62677
  UNPAID BALANCE:    326,336.650            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,885.10            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.61800            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815236               MORTGAGORS:        ROGERS, GREGORY

                                                   ROGERS, LAURI
                                            ADDRESS     :    10821 CHESTER ROAD
  MORTGAGE AMT:       303,000.00            CITY               CINCINNATI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               OH   45246
  UNPAID BALANCE:    302,033.620            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,702.32            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.70800            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815244               MORTGAGORS:        URS, WALTER
                                            ADDRESS     :    9 PINE MEADOW COURT
  MORTGAGE AMT:       580,000.00            CITY               EAST BRUNSWICK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               NJ   08816
  UNPAID BALANCE:    578,229.020            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,335.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.23500            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815251               MORTGAGORS:        KWONG, JAMES

                                                   KWONG, LINDA
                                            ADDRESS     :    2994 ROUNDHILL ROAD
  MORTGAGE AMT:       280,500.00            CITY               ALAMO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   94507
  UNPAID BALANCE:    279,595.640            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,482.17            ANNUAL RATE ADJUST:      0.000
  LTV :                 40.07100            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815285               MORTGAGORS:        TUCKER, SID
                                            ADDRESS     :    2910 CARRIAGE WAY
  MORTGAGE AMT:       151,100.00            CITY               WEST LINN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               OR   97068
  UNPAID BALANCE:    149,940.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,400.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.92700            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815293               MORTGAGORS:        KIM, SOON

                                                   KIM, YOUNG
                                            ADDRESS     :    800 5TH AVENUE
  MORTGAGE AMT:       359,000.00            CITY               LOS ANGELES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               CA   90005
  UNPAID BALANCE:    356,800.940            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,302.52            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.90100            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815301               MORTGAGORS:        VIERRA, BRIAN
                                            ADDRESS     :    43218 SHEEPHORN ROAD
  MORTGAGE AMT:        82,000.00            CITY               BIG BEAR LAKE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   92315
  UNPAID BALANCE:     81,746.870            OPTION TO CONVERT :      No
  MONTHLY P&I:            748.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.66600            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815319               MORTGAGORS:        STANSFIELD, BYRON

                                                   STANSFIELD, MYRLENE
                                            ADDRESS     :    134 MANZANITA DRIVE
  MORTGAGE AMT:       298,000.00            CITY               SPRINGDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               UT   84767
  UNPAID BALANCE:    297,080.090            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,720.33            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.50000            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815327               MORTGAGORS:        DAWOUDI, NAZAR

                                                   AL-DAWOUDI, BLANCA
                                            ADDRESS     :    1392 KENALAN DRIVE
  MORTGAGE AMT:       128,000.00            CITY               SAN DIEGO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   92154
  UNPAID BALANCE:    127,189.980            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,150.50            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815335               MORTGAGORS:        GARNER, AMON
                                            ADDRESS     :    7928 NATIONAL SERVICE ROA
  MORTGAGE AMT:        63,000.00            CITY               GREENSBORO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               NC   27409
  UNPAID BALANCE:     62,808.740            OPTION TO CONVERT :      No
  MONTHLY P&I:            584.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.63600            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815343               MORTGAGORS:        FERKEY, MICHAEL

                                                   FERKET, MELISSA
                                            ADDRESS     :    3782 COUNTRY ESTATES DRIV
  MORTGAGE AMT:       110,000.00            CITY               COTTONWOOD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               CA   96022
  UNPAID BALANCE:    109,667.010            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,019.71            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815350               MORTGAGORS:        WINDSOR, MERRILL

                                                   WINDSOR, CHERYL
                                            ADDRESS     :    1315 KAROCK ROAD
  MORTGAGE AMT:        91,000.00            CITY               CAMP CONNELL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   95223
  UNPAID BALANCE:     90,719.080            OPTION TO CONVERT :      No
  MONTHLY P&I:            830.71            ANNUAL RATE ADJUST:      0.000
  LTV :                 48.92400            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815368               MORTGAGORS:        BEYER, ROBERT

                                                   BEYER, KERI
                                            ADDRESS     :    1134 FIRTH WAY
  MORTGAGE AMT:       293,600.00            CITY               EL DORADO HILLS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   95762
  UNPAID BALANCE:    292,693.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,680.17            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.37000            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815376               MORTGAGORS:        REYNOSO, JOSE

                                                   REYNOSO, ELVIRA
                                            ADDRESS     :    950 CLEARVIEW DRIVE
  MORTGAGE AMT:       213,000.00            CITY               HOLLISTER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   95023
  UNPAID BALANCE:    212,320.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,899.65            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.83600            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815384               MORTGAGORS:        BUZZARD, THOMAS

                                                   DOYLE-BUZZARD, RUTH
                                            ADDRESS     :    24799 GUADALUPE STREET
  MORTGAGE AMT:       340,000.00            CITY               CARMEL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   93923
  UNPAID BALANCE:    338,927.310            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,056.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.55500            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815392               MORTGAGORS:        LARES, JESSE

                                                   LARES, ROSA
                                            ADDRESS     :    3631 SAWTELLE BOULEVARD
  MORTGAGE AMT:       210,000.00            CITY               LOS ANGELES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   90066
  UNPAID BALANCE:    209,322.940            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,858.31            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815400               MORTGAGORS:        KIM, SANG

                                                   KIM, YEN
                                            ADDRESS     :    528 WEST LEMON AVENUE
  MORTGAGE AMT:       590,000.00            CITY               ARCADIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   91007
  UNPAID BALANCE:    588,178.690            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,385.89            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.82200            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815426               MORTGAGORS:        JOSEPH, EMIL

                                                   JOSEPH, MARY
                                            ADDRESS     :    1511 NORTH PACIFIC AVENUE
  MORTGAGE AMT:       230,000.00            CITY               GLENDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91202
  UNPAID BALANCE:    229,274.360            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,067.31            ANNUAL RATE ADJUST:      0.000
  LTV :                 38.33300            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815434               MORTGAGORS:        RUDENBERG, GREGG
                                            ADDRESS     :    2035 FRANKFORT STREET
  MORTGAGE AMT:       300,000.00            CITY               SAN DIEGO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   92110
  UNPAID BALANCE:    299,073.910            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,738.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.42800            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0007815442               MORTGAGORS:        JOHNSON, ERIK

                                                   JOHNSON, DONNA
                                            ADDRESS     :    8015 SAWBACK TRAIL
  MORTGAGE AMT:       240,000.00            CITY               COLORADO SPRINGS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               CO   80919
  UNPAID BALANCE:    239,267.180            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,207.82            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.83100            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031026016               MORTGAGORS:        CHAMBERS, GORDON

                                                   CHAMBERS, WILLENE
                                            ADDRESS     :    6320 WATERS EDGE LANE
  MORTGAGE AMT:       260,000.00            CITY               KNOXVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               TN   37919
  UNPAID BALANCE:    243,653.320            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,410.23            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.09000            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           10/01/12
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031168156               MORTGAGORS:        THUMRONG, DUANGRAT

                                                   BANJONGLAK, DUANGRAT
                                            ADDRESS     :    2486 TREEHOUSE DRIVE
  MORTGAGE AMT:       438,750.00            CITY               WOODBRIDGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               VA   22192
  UNPAID BALANCE:    387,835.400            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,067.27            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.30434            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           01/01/13
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0031341043               MORTGAGORS:        SYKES, RAYMOND

                                                   SYKES, JUDY
                                            ADDRESS     :    17912 HALLCROFT LANE
  MORTGAGE AMT:       276,000.00            CITY               HUNTINGTON BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               CA   92647
  UNPAID BALANCE:    261,263.820            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,558.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           02/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031397326               MORTGAGORS:        COYLE, MONTY

                                                   COYLE, LYNN
                                            ADDRESS     :    22025 S RIDGE RD
  MORTGAGE AMT:       365,000.00            CITY               OREGON CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               OR   97045
  UNPAID BALANCE:    348,081.180            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,280.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.93650            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031810807               MORTGAGORS:        DAVIS, RICHARD

                                                   DAVIS, GEORGINE
                                            ADDRESS     :    5 TWIN LAKES DR
  MORTGAGE AMT:       545,000.00            CITY               MANALAPAN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               NJ   07726
  UNPAID BALANCE:    537,898.880            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,860.61            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.85700            OUTSIDE CONV DATE:\  CURRENT INT           6.87500
MATURITY DATE:           01/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031818909               MORTGAGORS:        LIGHT, RICHARD
                                            ADDRESS     :    9470 CHESAPEAKE DR
  MORTGAGE AMT:       328,000.00            CITY               BRENTWOOD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TN   37027
  UNPAID BALANCE:    318,138.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,902.51            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           08/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031839772               MORTGAGORS:        PAVOL, MARK

                                                   PAVOL, DIANE
                                            ADDRESS     :    1 CAVALIER COURT
  MORTGAGE AMT:       262,000.00            CITY               EAST AMWELL TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NJ   08551
  UNPAID BALANCE:    262,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,318.47            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.05800            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031850977               MORTGAGORS:        OLIVES CHAVEZ, MARCIA

                                                   HELFMAN, SARAH
                                            ADDRESS     :    121 FAWN LANE
  MORTGAGE AMT:       261,000.00            CITY               HAVERFORD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               PA   19041
  UNPAID BALANCE:    258,350.740            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,237.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 90.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031883812               MORTGAGORS:        LAGOS, JESUS

                                                   LAGOS, BIENVENIDA
                                            ADDRESS     :    828 MADISON AVENUE
  MORTGAGE AMT:       130,000.00            CITY               PATERSON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               NJ   07501
  UNPAID BALANCE:    128,852.910            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,232.99            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.70833            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           02/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0031914245               MORTGAGORS:        JIMISON, RICHARD
                                                   JIMISON, KATHLEEN

                                                   JIMISON, KATHERINE
                                            ADDRESS     :    246 AVENIDA DE DIAMANTE
  MORTGAGE AMT:       297,000.00            CITY               ARROYO GRANDE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   93420
  UNPAID BALANCE:    296,042.450            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,628.18            ANNUAL RATE ADJUST:      0.000
  LTV :                 90.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031914682               MORTGAGORS:        HARMIER, LARRY

                                                   HARMIER, JANET
                                            ADDRESS     :    2101 EL RANCHO VISTA
  MORTGAGE AMT:       292,000.00            CITY               FULLERTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92833
  UNPAID BALANCE:    287,987.410            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,604.21            ANNUAL RATE ADJUST:      0.000
  LTV :                 84.76000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           01/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031916380               MORTGAGORS:        DAUSMAN, CAROL
                                            ADDRESS     :    304 NORTH BERWICK ROAD
  MORTGAGE AMT:        37,730.00            CITY               SYRACUSE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               NY   13208
  UNPAID BALANCE:     37,730.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            347.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.16600            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031919434               MORTGAGORS:        CAHANA, ALBERT

                                                   CAHANA, AYALA
                                            ADDRESS     :    647 & 643 MONTGOMERY SCHO
  MORTGAGE AMT:       500,000.00            CITY               WYNNEWOOD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               PA   19096
  UNPAID BALANCE:    500,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,529.16            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.22500            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031921125               MORTGAGORS:        JUBERT, JOANNE
                                            ADDRESS     :    120 RIVERVIEW AVENUE
  MORTGAGE AMT:       132,000.00            CITY               LITTLE SILVER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               NJ   07739
  UNPAID BALANCE:    130,390.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,223.66            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.35100            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           01/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0031936669               MORTGAGORS:        TAVELARIS, STEVE
                                            ADDRESS     :    23 CARRIAGE COURT
  MORTGAGE AMT:        94,000.00            CITY               PITTSFORD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               NY   14534
  UNPAID BALANCE:     93,478.310            OPTION TO CONVERT :      No
  MONTHLY P&I:            858.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.66600            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031939812               MORTGAGORS:        DAS, NIRODE

                                                   DAS, CYNTHIA
                                            ADDRESS     :    840 SHEFFIELD ROAD
  MORTGAGE AMT:       326,000.00            CITY               SHAVERTOWN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               PA   18708
  UNPAID BALANCE:    323,891.990            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,884.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.20600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031942923               MORTGAGORS:        BRUTON, CHARLES
                                            ADDRESS     :    146 GLASSBORO LANE
  MORTGAGE AMT:       273,000.00            CITY               OAK RIDGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               TN   37830
  UNPAID BALANCE:    267,414.400            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,340.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 85.31200            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           11/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031951965               MORTGAGORS:        ASGHAR, SYED

                                                   ASGHAR, FATIMA
                                            ADDRESS     :    2 PARKWOOD LANE
  MORTGAGE AMT:       435,000.00            CITY               COLTS NECK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               NJ   07722
  UNPAID BALANCE:    432,276.820            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,940.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 41.42800            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031962608               MORTGAGORS:        POTTER, JOHN

                                                   POTTER, LORETTA
                                            ADDRESS     :    748 CENTER STREET
  MORTGAGE AMT:       100,000.00            CITY               FORKED RIVER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               NJ   08731
  UNPAID BALANCE:     99,407.200            OPTION TO CONVERT :      No
  MONTHLY P&I:            941.28            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.44400            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           03/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0031968274               MORTGAGORS:        SHIPPER, ROCHELLE
                                            ADDRESS     :    117 EAST 57TH STREET#25C
  MORTGAGE AMT:       152,000.00            CITY               NEW YORK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NY   10022
  UNPAID BALANCE:    151,520.450            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,366.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031973142               MORTGAGORS:        BLACKWELL, SAMUEL

                                                   WATSON, ARA
                                            ADDRESS     :    3805 VINELAND AVENUE
  MORTGAGE AMT:       334,000.00            CITY               STUDIO CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   91604
  UNPAID BALANCE:    331,793.380            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,909.50            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.58800            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031977390               MORTGAGORS:        GROSSMAN, MARVIN

                                                   GROSSMAN, CAROL
                                            ADDRESS     :    134 EAST ATLANTIC BLVD
  MORTGAGE AMT:       249,000.00            CITY               OCEAN CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               NJ   08226
  UNPAID BALANCE:    247,407.130            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,220.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.84900            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031987944               MORTGAGORS:        PADILLA, LORENZO

                                                   PADILLA, ENEIDA
                                            ADDRESS     :    2730 NORITE PLACE
  MORTGAGE AMT:       270,000.00            CITY               OXNARD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   93030
  UNPAID BALANCE:    269,129.490            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,389.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.14200            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031989155               MORTGAGORS:        WILBUR, SUZANNE
                                            ADDRESS     :    5096 JENNIFER DRIVE
  MORTGAGE AMT:        53,000.00            CITY               NORTH SYRACUSE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               NY   13212
  UNPAID BALANCE:     52,843.410            OPTION TO CONVERT :      No
  MONTHLY P&I:            498.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.98900            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0031990161               MORTGAGORS:        HENDERSON, JAMES

                                                   HENDERSON, CYNTHIA
                                            ADDRESS     :    1204 WEST DAVIS STREET
  MORTGAGE AMT:       350,000.00            CITY               BURLINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               NC   27215
  UNPAID BALANCE:    347,712.320            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,072.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.91600            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031995301               MORTGAGORS:        MORAN, MARY
                                            ADDRESS     :    24 SALT SPRAY LANE
  MORTGAGE AMT:       110,000.00            CITY               SOUTH CHATHAM
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               MA   02659
  UNPAID BALANCE:    109,667.790            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,019.71            ANNUAL RATE ADJUST:      0.000
  LTV :                 36.66600            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031995632               MORTGAGORS:        CONSTANTINO, EDWIN

                                                   CONSTANTINO, JACQUELINE
                                            ADDRESS     :    6 FAIRWAY DRIVE
  MORTGAGE AMT:       353,000.00            CITY               GREENBROOK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NJ   08812
  UNPAID BALANCE:    353,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,172.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.72800            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0031997604               MORTGAGORS:        RUMBLE, MICHAEL
                                                   RUMBLE, JACKIE

                                                   RUMBLE, JACKIE
                                            ADDRESS     :    DAVIS & EASLEY RD
  MORTGAGE AMT:       347,000.00            CITY               OLD FORT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TN   37362
  UNPAID BALANCE:    345,881.240            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,070.64            ANNUAL RATE ADJUST:      0.000
  LTV :                 88.97400            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032000549               MORTGAGORS:        HURLEY, JOHN

                                                   HURLEY, ELLEN
                                            ADDRESS     :    316 ST. DAVIDS ROAD
  MORTGAGE AMT:       425,000.00            CITY               SAINT DAVIDS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               PA   19087
  UNPAID BALANCE:    423,629.760            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,760.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.83300            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032001638               MORTGAGORS:        ERWIN, WILLIAM

                                                   ERWIN, CAROL
                                            ADDRESS     :    1103 HAVRE LAFITTE DRIVE
  MORTGAGE AMT:       481,100.00            CITY               AUSTIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               TX   78705
  UNPAID BALANCE:    478,120.740            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,391.79            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.14300            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032006033               MORTGAGORS:        ROSE, GARY

                                                   ROSE, MARCIA
                                            ADDRESS     :    1000 ISLAND BLVD.#2006 &
  MORTGAGE AMT:       435,000.00            CITY               WILLIAMS ISLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               FL   33160
  UNPAID BALANCE:    432,276.840            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,940.36            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032009177               MORTGAGORS:        TAYLOR, DAVID

                                                   TAYLOR, RUTH
                                            ADDRESS     :    2183 PASEO DEL MAR
  MORTGAGE AMT:       355,000.00            CITY               SAN PEDRO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   90732
  UNPAID BALANCE:    353,817.850            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,068.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.17300            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032009631               MORTGAGORS:        HERMAN, JOSEPH
                                            ADDRESS     :    111 S. HIBISCUS DRIVE
  MORTGAGE AMT:       500,000.00            CITY               MIAMI BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33139
  UNPAID BALANCE:    498,405.310            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,459.27            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.94200            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032012189               MORTGAGORS:        ST. GEORGE, CRAIG
                                            ADDRESS     :    1628 SIXTH STREET
  MORTGAGE AMT:        33,000.00            CITY               TRENTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.37500                               NJ   08638
  UNPAID BALANCE:     32,907.760            OPTION TO CONVERT :      No
  MONTHLY P&I:            322.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.37500             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032012197               MORTGAGORS:        RAABE, DANIEL

                                                   RAABE, SUSAN
                                            ADDRESS     :    158 MCNIEL COVE
  MORTGAGE AMT:       505,000.00            CITY               CHARLOTTE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               VT   05445
  UNPAID BALANCE:    503,371.840            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,468.79            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.12500            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032014250               MORTGAGORS:        BEATTIE, TED

                                                   BEATTIE, PENELOPE
                                            ADDRESS     :    615 W. DEMING #501
  MORTGAGE AMT:       350,000.00            CITY               CHICAGO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               IL   60614
  UNPAID BALANCE:    350,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,145.90            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.77900            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032015596               MORTGAGORS:        SHEU, JA-PUNG

                                                   SHEU, CHIEH
                                            ADDRESS     :    9 BRIDALWOOD COURT
  MORTGAGE AMT:       290,400.00            CITY               BERNARDS TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               NJ   07920
  UNPAID BALANCE:    290,400.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,589.95            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032016099               MORTGAGORS:        LEVIN, MARVIN

                                                   LEVIN, NANCY
                                            ADDRESS     :    1541 ASBURY AVENUE
  MORTGAGE AMT:       342,000.00            CITY               WINNETKA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               IL   60093
  UNPAID BALANCE:    342,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,050.15            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.80500            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032017162               MORTGAGORS:        MASON, DANNY

                                                   MASON, JUDY
                                            ADDRESS     :    314 MARSON TRIGG ROAD
  MORTGAGE AMT:       440,000.00            CITY               SEMINARY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               MS   39479
  UNPAID BALANCE:    438,550.460            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,832.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032019697               MORTGAGORS:        OLD, RANDOLPH

                                                   OLD, JOSEPHINE
                                            ADDRESS     :    103 ASKEWTON ROAD
  MORTGAGE AMT:       312,000.00            CITY               SEVERNA PARK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               MD   21146
  UNPAID BALANCE:    310,972.140            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,717.86            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032021354               MORTGAGORS:        HERNANDEZ, MARIO

                                                   HERNANDEZ, ADA
                                            ADDRESS     :    2340 BAYVIEW LANE
  MORTGAGE AMT:       274,000.00            CITY               N. MIAMI BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33181
  UNPAID BALANCE:    272,406.040            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,163.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.82900            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/09
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032023038               MORTGAGORS:        DUKE, CULLEN
                                                   DUKE, ANDREA
                                            ADDRESS     :    1712 HEIGHTS BOULEVARD
  MORTGAGE AMT:       325,000.00            CITY               HOUSTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TX   77008
  UNPAID BALANCE:    323,963.450            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,898.53            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.32000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032024598               MORTGAGORS:        GAMERO, FRANKLIN

                                                   DE GAMERO, ILIANA
                                            ADDRESS     :    5205 ALTON ROAD
  MORTGAGE AMT:       315,000.00            CITY               MIAMI BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33140
  UNPAID BALANCE:    311,968.730            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,809.34            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032025298               MORTGAGORS:        WILLIS, CALVIN

                                                   WILLIS, GLADYS
                                            ADDRESS     :    2671 PREAKNESS WAY
  MORTGAGE AMT:       301,600.00            CITY               NORCO,
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   91760
  UNPAID BALANCE:    300,606.410            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,627.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99600            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032026908               MORTGAGORS:        HERSHKOVICH, ITSHAK
                                            ADDRESS     :    2302 GREENSIDE COURT
  MORTGAGE AMT:       476,000.00            CITY               PONTE VEDRA BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.00000                               FL   32082
  UNPAID BALANCE:    474,363.240            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,016.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032027302               MORTGAGORS:        CRIGLER, SAMUEL

                                                   CRIGLER, GAIL
                                            ADDRESS     :    5684 OAK LAKE TRAIL
  MORTGAGE AMT:       269,100.00            CITY               OVIEDO, COUNTY OF SE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   32765
  UNPAID BALANCE:    267,378.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,399.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.70900            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032027849               MORTGAGORS:        FRANCIS, LOLA
                                            ADDRESS     :    20460 NW 44TH AVE
  MORTGAGE AMT:        63,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               FL   33055
  UNPAID BALANCE:     62,704.360            OPTION TO CONVERT :      No
  MONTHLY P&I:            566.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.28500            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032029787               MORTGAGORS:        RUSSO, CARL

                                                   RUSSO, CAROL
                                            ADDRESS     :    31505 DEER RUN LANE
  MORTGAGE AMT:       412,500.00            CITY               WESTLAKE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               OH   44145
  UNPAID BALANCE:    411,198.580            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,707.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032029910               MORTGAGORS:        DAVERSA, JOE

                                                   DAVERSA, JUDY
                                            ADDRESS     :    13705 S.W. 73 CT.
  MORTGAGE AMT:        54,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33158
  UNPAID BALANCE:     53,685.870            OPTION TO CONVERT :      No
  MONTHLY P&I:            623.51            ANNUAL RATE ADJUST:      0.000
  LTV :                 17.70400            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/09
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032031940               MORTGAGORS:        LINCOLN, ROBERT
                                            ADDRESS     :    21 CLAPP ROAD
  MORTGAGE AMT:        90,000.00            CITY               HANOVER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               MA   02339
  UNPAID BALANCE:     90,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            834.31            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.25000            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032032914               MORTGAGORS:        DULLE, MARK

                                                   DULLE, PEGGY
                                            ADDRESS     :    25688 SECRET MEADOW COURT
  MORTGAGE AMT:       390,250.00            CITY               CASTRO VALLEY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   94552
  UNPAID BALANCE:    388,978.130            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,426.38            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99300            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032037244               MORTGAGORS:        NORES, DONALD

                                                   NORES, JOYCE
                                            ADDRESS     :    38846 WATERVIEW DRIVE
  MORTGAGE AMT:       330,000.00            CITY               BIG BEAR LAKE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92315
  UNPAID BALANCE:    328,936.040            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,920.21            ANNUAL RATE ADJUST:      0.000
  LTV :                 42.58000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032037897               MORTGAGORS:        KOCH, GERALD

                                                   KOCH, SANDRA
                                            ADDRESS     :    5654 TAPPAN DR
  MORTGAGE AMT:       111,000.00            CITY               RENO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               NV   89523
  UNPAID BALANCE:    110,657.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,013.28            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.35600            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032038317               MORTGAGORS:        CASEY, JAMES

                                                   CASEY, ROBIN
                                            ADDRESS     :    1120 OLD COUNTY ROAD
  MORTGAGE AMT:       381,000.00            CITY               SEVERNA PARK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MD   21146
  UNPAID BALANCE:    379,771.620            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,371.51            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032039463               MORTGAGORS:        DENNIS, RUSSELL

                                                   DENNIS, MARGUERITE
                                            ADDRESS     :    2 OLD TOWN ROAD
  MORTGAGE AMT:       600,000.00            CITY               WELLESLEY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               MA   02481
  UNPAID BALANCE:    600,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,226.64            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.15700            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032039497               MORTGAGORS:        DENNIS, RUSSELL

                                                   DENNIS, MARGUERITE
                                            ADDRESS     :    540 OLD POST ROAD
  MORTGAGE AMT:       373,000.00            CITY               COTUIT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               MA   02635
  UNPAID BALANCE:    373,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,249.23            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.28500            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032042624               MORTGAGORS:        SGHIATTI, VINCENT
                                            ADDRESS     :    400 LOMBARD AVENUE,
  MORTGAGE AMT:       650,000.00            CITY               PACIFIC PALISADES AR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   90272
  UNPAID BALANCE:    647,904.330            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,751.92            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.90400            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032044190               MORTGAGORS:        SESSLER, BRUCE

                                                   SESSLER, PAMELA
                                            ADDRESS     :    18 GREENWICH ROAD
  MORTGAGE AMT:       485,000.00            CITY               WINDHAM
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               NH   03087
  UNPAID BALANCE:    485,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,427.39            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.98400            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032044943               MORTGAGORS:        STEEN, RAYMOND
                                                   STEEN, PATRICIA
                                                   STEEN, PATRICIA
                                            ADDRESS     :    8935 RIDERWOOD DRIVE
  MORTGAGE AMT:       175,000.00            CITY               SUNLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               CA   91040
  UNPAID BALANCE:    174,465.650            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,609.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.77700            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032047995               MORTGAGORS:        ABTS, HENRY

                                                   ABTS, BONNIE
                                            ADDRESS     :    680 TUMBLEWEED CIRCLE
  MORTGAGE AMT:       335,000.00            CITY               INCLINE VILLAGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               NV   89451
  UNPAID BALANCE:    335,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,034.54            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.90600            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           05/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032048183               MORTGAGORS:        COHN, VANESSA

                                                   COHN, RONALD
                                            ADDRESS     :    2903 WALLCRAFT AVENUE
  MORTGAGE AMT:       344,000.00            CITY               TAMPA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33611
  UNPAID BALANCE:    335,044.800            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,067.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.44400            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           09/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032050015               MORTGAGORS:        LOUIE, FRANKLIN

                                                   LOUIE, JEAN
                                            ADDRESS     :    703 HILLCREST TERRACE
  MORTGAGE AMT:       425,000.00            CITY               FREMONT,
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   94539
  UNPAID BALANCE:    422,281.250            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,790.39            ANNUAL RATE ADJUST:      0.000
  LTV :                 35.12300            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032050031               MORTGAGORS:        KATCHEN, CRAIG
                                            ADDRESS     :    624 VIA LINDA COURT
  MORTGAGE AMT:       100,000.00            CITY               LAS VEGAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               NV   89134
  UNPAID BALANCE:     99,681.060            OPTION TO CONVERT :      No
  MONTHLY P&I:            891.86            ANNUAL RATE ADJUST:      0.000
  LTV :                 24.39000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032051096               MORTGAGORS:        LAZAROF, SARGON
                                            ADDRESS     :    21237 MULHOLLAND DRIVE
  MORTGAGE AMT:       320,000.00            CITY               WOODLAND HILLS AREA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91364
  UNPAID BALANCE:    318,990.420            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,876.25            ANNUAL RATE ADJUST:      0.000
  LTV :                 49.23100            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032052383               MORTGAGORS:        HARDY, JAMES
                                                   HARDY, DIANE

                                                   HARDY, DIANE
                                            ADDRESS     :    810 MARINA POINTE COURT
  MORTGAGE AMT:       380,000.00            CITY               SENECA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               SC   29672
  UNPAID BALANCE:    378,761.540            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,336.38            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032053175               MORTGAGORS:        COLLINS, KEVIN
                                                   COLLINS, SHERIE

                                                   COLLINS, CHERIE
                                            ADDRESS     :    2015 18TH AVE. NW
  MORTGAGE AMT:       299,250.00            CITY               MINOT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               ND   58702
  UNPAID BALANCE:    298,295.580            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,668.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 95.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032053472               MORTGAGORS:        PUETZ, JOHN

                                                   PUETZ, NANCI
                                            ADDRESS     :    20 CANADAY COURT
  MORTGAGE AMT:       273,000.00            CITY               MONTGOMERY TOWNSHIP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               NJ   08502
  UNPAID BALANCE:    272,110.270            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,396.92            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.48800            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032054728               MORTGAGORS:        CHANDLER, GEORGE

                                                   CHANDLER, PATRICIA
                                            ADDRESS     :    670 MEZNER WAY #302
  MORTGAGE AMT:       300,000.00            CITY               NAPLES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.50000                               FL   34108
  UNPAID BALANCE:    200,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,954.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.41500            OUTSIDE CONV DATE:
  CURRENT INT           8.50000             MATURITY DATE:           05/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032055675               MORTGAGORS:        ESTEBAN, LOPE

                                                   ESTEBAN, ELENITA
                                            ADDRESS     :    2251 NASSAU DRIVE
  MORTGAGE AMT:       270,000.00            CITY               OXNARD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   93030
  UNPAID BALANCE:    268,197.020            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,333.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 90.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032059487               MORTGAGORS:        STEIN, PHILIP

                                                   STEIN, SANDRA
                                            ADDRESS     :    3 HARBOURTON RIDGE ROAD
  MORTGAGE AMT:       307,500.00            CITY               PENNINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NJ   08534
  UNPAID BALANCE:    307,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,763.90            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.51100            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032060204               MORTGAGORS:        ORESTIS, JOHN

                                                   SHAW, SANDRA
                                            ADDRESS     :    253 PRINCESS POINT RD
  MORTGAGE AMT:       357,000.00            CITY               YARMOUTH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               ME   04096
  UNPAID BALANCE:    355,885.870            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,233.82            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032060352               MORTGAGORS:        MATHEW, TESSY
                                            ADDRESS     :    5496 MILLBROOK WAY
  MORTGAGE AMT:       343,000.00            CITY               PALM HARBOR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               FL   34685
  UNPAID BALANCE:    341,917.850            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,082.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032061350               MORTGAGORS:        BROWNSTEIN, NEILL
                                                   BROWSTEIN, JEAN
                                                   HAMILTON, JEAN
                                            ADDRESS     :    591 STANFORD AVENUE
  MORTGAGE AMT:       336,700.00            CITY               PALO ALTO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   94306
  UNPAID BALANCE:    336,700.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,956.21            ANNUAL RATE ADJUST:      0.000
  LTV :                 47.75800            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
----------PRODUCT CODE:002
  --------------------------------------------------------------------------------

  LN # 0032061376               MORTGAGORS:        MINNS, JOHN

                                                   MINNS, SHARMON
                                            ADDRESS     :    1301 SEA CREST
  MORTGAGE AMT:       300,000.00            CITY               HILTON HEAD ISLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               SC   29928
  UNPAID BALANCE:    299,032.770            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,654.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.60600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032061954               MORTGAGORS:        RUSH, ATWOOD
                                                   RUSH, ANGELA
                                            ADDRESS     :    2621 WINCHESTER ROAD
  MORTGAGE AMT:       292,000.00            CITY               MONTGOMERY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               AL   36106
  UNPAID BALANCE:    289,129.240            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,563.74            ANNUAL RATE ADJUST:      0.000
  LTV :                 51.68100            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032063992               MORTGAGORS:        STEAD, MICHAEL

                                                   STEAD, LISA
                                            ADDRESS     :    36 HURLEY AVENUE
  MORTGAGE AMT:       304,000.00            CITY               WYCKOFF
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               NJ   07481
  UNPAID BALANCE:    304,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,775.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032064107               MORTGAGORS:        DEROY, CRAIG
                                                   DEROY, LOREN
                                            ADDRESS     :    25 CABALLEROS ROAD
  MORTGAGE AMT:       922,000.00            CITY               ROLLING HILLS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   90274
  UNPAID BALANCE:    906,647.360            OPTION TO CONVERT :      No
  MONTHLY P&I:          8,031.61            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.58620            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           12/01/13
  RATE:
15
  --------------------------------------------------------------------------------

  LN # 0032065393               MORTGAGORS:        BHATIA, SUNIL
                                                   BHATIA, MADHU
                                                   BHATIA, MADHU
                                            ADDRESS     :    1010 TOWSLEY LN.
  MORTGAGE AMT:       531,000.00            CITY               ANN ARBOR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MI   48105
  UNPAID BALANCE:    531,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,735.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 44.25000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032066276               MORTGAGORS:        CHUN, DAVID

                                                   DELEON-CHUN, CATHERINE
                                            ADDRESS     :    400 WALLIS STREET
  MORTGAGE AMT:       384,000.00            CITY               PASADENA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91106
  UNPAID BALANCE:    382,788.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,451.50            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032066383               MORTGAGORS:        BONOMO, THOMAS

                                                   BONOMO, BONNIE
                                            ADDRESS     :    47 DICKENSON ROAD
  MORTGAGE AMT:       220,000.00            CITY               MARLBOROUGH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               CT   06447
  UNPAID BALANCE:    219,335.570            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,039.43            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032066961               MORTGAGORS:        MCCONNELL, JAMES

                                                   MCCONNELL, MAUDRENE
                                            ADDRESS     :    970 FAIRWAY BOULEVARD
  MORTGAGE AMT:       440,000.00            CITY               INCLINE VILLAGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NV   89451
  UNPAID BALANCE:    437,154.800            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,893.61            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.66600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032066995               MORTGAGORS:        LANDAICHE, RANDALL

                                                   LANDAICHE, SUSAN
                                            ADDRESS     :    919 COEUR D'ALENE WAY
  MORTGAGE AMT:       256,000.00            CITY               SUNNYVALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   94087
  UNPAID BALANCE:    254,362.360            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,283.15            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.88800            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032067027               MORTGAGORS:        GAGE, ERIC
                                            ADDRESS     :    23370 ROCKRIDGE COURT
  MORTGAGE AMT:       342,300.00            CITY               PRIOR LAKE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MN   55372
  UNPAID BALANCE:    340,086.570            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,029.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 88.22100            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032067035               MORTGAGORS:        GIOVANETTI, ANTHONY

                                                   GIOVANETTI, MITZI
                                            ADDRESS     :    5510 BOULDER CANYON
  MORTGAGE AMT:       275,000.00            CITY               CASTRO VALLEY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   94552
  UNPAID BALANCE:    273,202.530            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,414.49            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.75000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032067043               MORTGAGORS:        LEE, CHUAN
                                            ADDRESS     :    3409 MONTREAL DRIVE
  MORTGAGE AMT:        74,000.00            CITY               PLANO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               TX   75023
  UNPAID BALANCE:     73,531.690            OPTION TO CONVERT :      No
  MONTHLY P&I:            665.14            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.81100            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032067068               MORTGAGORS:        QURESHI, ASIF

                                                   QURESHI, VICAR
                                            ADDRESS     :    5121 RUE VENDOME
  MORTGAGE AMT:       490,000.00            CITY               LUTZ
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33549
  UNPAID BALANCE:    486,865.450            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,370.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 83.05000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032067969               MORTGAGORS:        ZOMERFELD, RAYMOND

                                                   ZOMERFELD, JOSIE
                                            ADDRESS     :    7700 SW 109 STREET
  MORTGAGE AMT:       272,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               FL   33156
  UNPAID BALANCE:    269,310.530            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,444.81            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.52800            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032068744               MORTGAGORS:        RAJPURA, BHUPENDRA
                                            ADDRESS     :    5113 WALNUT PARK DRIVE
  MORTGAGE AMT:       298,250.00            CITY               BRENTWOOD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               TN   37027
  UNPAID BALANCE:    297,267.440            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,598.08            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.78400            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032069171               MORTGAGORS:        AGHAIE, MORTEZA

                                                   KAMALIAN, FARANAK
                                            ADDRESS     :    8 SALVO
  MORTGAGE AMT:       296,000.00            CITY               IRVINE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92606
  UNPAID BALANCE:    295,055.940            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,639.89            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.81800            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032070567               MORTGAGORS:        KRUSE, DANIEL

                                                   KRUSE, TAMMY
                                            ADDRESS     :    36 WOODLAND LANE
  MORTGAGE AMT:       610,000.00            CITY               ARCADIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   91006
  UNPAID BALANCE:    606,181.310            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,525.57            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.51200            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032075129               MORTGAGORS:        YOO, CHEON-HYEON

                                                   KIM, JUNG-SUN
                                            ADDRESS     :    11506 BROAD GREEN DRIVE
  MORTGAGE AMT:       450,000.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MD   20854
  UNPAID BALANCE:    448,564.780            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,013.35            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032075368               MORTGAGORS:        PROVENZANO, PHILLIP

                                                   PROVENZANO, CARLA
                                            ADDRESS     :    26 GEIGER LANE
  MORTGAGE AMT:       511,000.00            CITY               WARREN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.25000                               NJ   07059
  UNPAID BALANCE:    511,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,957.42            ANNUAL RATE ADJUST:      0.000
  LTV :                 83.77000            OUTSIDE CONV DATE:
  CURRENT INT           8.25000             MATURITY DATE:           05/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032077828               MORTGAGORS:        IMMEL, DAVID
                                            ADDRESS     :    508 EAST ALAMAR AVENUE
  MORTGAGE AMT:       297,000.00            CITY               SANTA BARBARA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               CA   93105
  UNPAID BALANCE:    296,000.320            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,546.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.73390            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032078115               MORTGAGORS:        MALIK, ASIF
                                            ADDRESS     :    235 SEATON ROAD #26A
  MORTGAGE AMT:        50,000.00            CITY               STAMFORD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CT   06902
  UNPAID BALANCE:     50,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            435.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.24000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           05/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032079386               MORTGAGORS:        WEINBERG, VAN

                                                   WEINBERG, CAROLYN
                                            ADDRESS     :    1522 MASSEY MANOR
  MORTGAGE AMT:       344,000.00            CITY               MEMPHIS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TN   38120
  UNPAID BALANCE:    341,775.580            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,044.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.54500            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032080731               MORTGAGORS:        PARACHA, MUNAWAR

                                                   PARACHA, SAMINA
                                            ADDRESS     :    641 SHADOW MOUNTAIN
  MORTGAGE AMT:       345,600.00            CITY               KINGMAN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               AZ   86401
  UNPAID BALANCE:    343,267.430            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,963.25            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032080756               MORTGAGORS:        GOLD, DAVID

                                                   GOLD, KATHERINE
                                            ADDRESS     :    2907 SW PERIANDER STREET
  MORTGAGE AMT:       448,000.00            CITY               PORTLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               OR   97201
  UNPAID BALANCE:    445,134.130            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,995.51            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032080772               MORTGAGORS:        CANAVAN, JAMES

                                                   CANAVAN, RUTH
                                            ADDRESS     :    6015 EAST YUCCA STREET
  MORTGAGE AMT:       343,000.00            CITY               SCOTTSDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   85254
  UNPAID BALANCE:    340,805.830            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,059.06            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.88000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032080780               MORTGAGORS:        MAZIARZ, RICHARD

                                                   RETONDO, MARGARET
                                            ADDRESS     :    415 NE LAURELHURST PLACE
  MORTGAGE AMT:       325,000.00            CITY               PORTLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               OR   97232
  UNPAID BALANCE:    322,898.440            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,875.96            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.90400            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032080798               MORTGAGORS:        MAJLESSI, HESHMATOLAH

                                                   MAJLESSI, FERESHTEH
                                            ADDRESS     :    10846 NANTUCKET TERR
  MORTGAGE AMT:       450,000.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MD   20854
  UNPAID BALANCE:    448,564.780            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,013.35            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032080806               MORTGAGORS:        LEVIN, KENNETH

                                                   LEVIN, CHRISTINE
                                            ADDRESS     :    314 COUNTRYVIEW DRIVE
  MORTGAGE AMT:       412,000.00            CITY               BRYN MAWR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               PA   19010
  UNPAID BALANCE:    409,406.510            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,732.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032080913               MORTGAGORS:        HIZON, JOSE

                                                   HIZON, NORA
                                            ADDRESS     :    8066 HOLLYWOOD WAY
  MORTGAGE AMT:       250,500.00            CITY               LOS ANGELES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   91352
  UNPAID BALANCE:    249,692.360            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,216.70            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.07600            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032081697               MORTGAGORS:        MILLER, DOUGLAS

                                                   MILLER, MARY
                                            ADDRESS     :    14725 119TH ST. NORTH
  MORTGAGE AMT:       379,000.00            CITY               STILLWATER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MN   55082
  UNPAID BALANCE:    376,055.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,353.81            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.12900            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032081879               MORTGAGORS:        SAGAWA, WESLEY

                                                   SAGAWA, EDITH
                                            ADDRESS     :    11390 NORTH 78TH STREET
  MORTGAGE AMT:       305,200.00            CITY               SCOTTSDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               AZ   85260
  UNPAID BALANCE:    303,268.610            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,743.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99700            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032082745               MORTGAGORS:        SILVIAN, SERGIU

                                                   SILVIAN, CORA
                                            ADDRESS     :    5656 PINE CONE ROAD
  MORTGAGE AMT:       361,000.00            CITY               LA CRESCENTA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91214
  UNPAID BALANCE:    359,861.060            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,244.77            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.80800            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032082760               MORTGAGORS:        MARSTON, DAVID

                                                   MARSTON, FRITZI
                                            ADDRESS     :    602 SEABRIGHT LANE
  MORTGAGE AMT:       301,000.00            CITY               SOLANA BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   92075
  UNPAID BALANCE:    300,019.010            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,642.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.33300            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032082869               MORTGAGORS:        GOODRIDGE, ROBERT

                                                   GOODRIDGE, KATHRYN
                                            ADDRESS     :    24446 ARCADIA STREET
  MORTGAGE AMT:       311,250.00            CITY               SANTA CLARITA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   91321
  UNPAID BALANCE:    309,258.920            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,775.90            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032082877               MORTGAGORS:        CURTIN, THOMAS
                                            ADDRESS     :    1329 CENTRAL AVENUE
  MORTGAGE AMT:       285,500.00            CITY               WILMETTE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               IL   60091
  UNPAID BALANCE:    282,752.630            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,546.24            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.20500            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032082885               MORTGAGORS:        MALONE, CHARLENE
                                            ADDRESS     :    136 DANBURY ROAD #13
  MORTGAGE AMT:       360,000.00            CITY               WILTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CT   06897
  UNPAID BALANCE:    356,535.690            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,210.68            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.90200            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032082893               MORTGAGORS:        BUCKLEY, BRENT
                                            ADDRESS     :    31199 EAST LANDERWOOD DRI
  MORTGAGE AMT:       325,000.00            CITY               PEPPER PIKE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               OH   44124
  UNPAID BALANCE:    322,898.440            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,875.96            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032082901               MORTGAGORS:        FIFIELD, PAUL

                                                   FIFIELD, ELIZABETH
                                            ADDRESS     :    50 CENTRAL AVENUE
  MORTGAGE AMT:       260,000.00            CITY               REDWOOD CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   94061
  UNPAID BALANCE:    258,263.780            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,247.06            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032082943               MORTGAGORS:        FIDELINO, RODOLFO

                                                   FIDELINO, EILEEN
                                            ADDRESS     :    2740 W 118TH STREET
  MORTGAGE AMT:       278,350.00            CITY               LEAWOOD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               KS   66211
  UNPAID BALANCE:    269,467.200            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,463.15            ANNUAL RATE ADJUST:      0.000
  LTV :                 46.39100            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           09/01/13
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032083289               MORTGAGORS:        MAY, RODNEY

                                                   MAY, GENEVA
                                            ADDRESS     :    209 PATTERSON AVENUE
  MORTGAGE AMT:        74,800.00            CITY               LOYALTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               CA   96118
  UNPAID BALANCE:     74,574.090            OPTION TO CONVERT :      No
  MONTHLY P&I:            693.41            ANNUAL RATE ADJUST:      0.000
  LTV :                 85.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032083297               MORTGAGORS:        TERHORST, MARK
                                            ADDRESS     :    637 NEWTON STREET
  MORTGAGE AMT:       101,200.00            CITY               DENVER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               CO   80204
  UNPAID BALANCE:    100,901.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            952.58            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032083933               MORTGAGORS:        THRIPP, JAMES

                                                   THRIPP, CAROL
                                            ADDRESS     :    34 LAKEFRONT
  MORTGAGE AMT:       267,000.00            CITY               IRVINE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   92604
  UNPAID BALANCE:    266,129.820            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,344.24            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.89500            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032084519               MORTGAGORS:        CHOI, SUNG

                                                   CHOI, YOUNG
                                            ADDRESS     :    630 COMET DRIVE #H101
  MORTGAGE AMT:       148,000.00            CITY               FOSTER CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   94404
  UNPAID BALANCE:    147,527.970            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,319.95            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.49700            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085524               MORTGAGORS:        STOREY, NANCY
                                            ADDRESS     :    9463 WISHINGSTAR COURT
  MORTGAGE AMT:       104,400.00            CITY               LAS VEGAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               NV   89123
  UNPAID BALANCE:    104,098.300            OPTION TO CONVERT :      No
  MONTHLY P&I:            997.70            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.10700            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085532               MORTGAGORS:        UNGER, MICHAEL

                                                   UNGER, CARRIE
                                            ADDRESS     :    1801 WEST LYNX WAY
  MORTGAGE AMT:       300,150.00            CITY               CHANDLER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               AZ   85248
  UNPAID BALANCE:    299,171.780            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,635.30            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.78400            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085540               MORTGAGORS:        ROEMER, POK
                                            ADDRESS     :    3368 GREENBROOK PLACE
  MORTGAGE AMT:        51,000.00            CITY               MARINA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   93933
  UNPAID BALANCE:     50,837.340            OPTION TO CONVERT :      No
  MONTHLY P&I:            454.85            ANNUAL RATE ADJUST:      0.000
  LTV :                 25.43600            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085557               MORTGAGORS:        KAPLAN, STEVEN

                                                   KAPLAN, PAULA
                                            ADDRESS     :    44438 CAVISSON COURT
  MORTGAGE AMT:       450,000.00            CITY               FREMONT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   94539
  UNPAID BALANCE:    448,595.640            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,076.24            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.21000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085573               MORTGAGORS:        BACIGALUPO, ARTHUR

                                                   BACCIGALUPO, MILEVA
                                            ADDRESS     :    1105 VISTA POINT LANE
  MORTGAGE AMT:       245,000.00            CITY               CONCORD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   94521
  UNPAID BALANCE:    244,243.690            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,236.52            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.02500            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085581               MORTGAGORS:        BEHNE, DAVID

                                                   ROSE, SHELLEY
                                            ADDRESS     :    2650 PENNY LANE
  MORTGAGE AMT:       330,000.00            CITY               BRENTWOOD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   94513
  UNPAID BALANCE:    328,981.300            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,012.45            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.68200            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085599               MORTGAGORS:        LAMBERT, CARTER

                                                   LAMBERT, REBECCA
                                            ADDRESS     :    261 COVENTRY DRIVE
  MORTGAGE AMT:       300,000.00            CITY               CAMPBELL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   95008
  UNPAID BALANCE:    299,001.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,592.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.28900            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           04/01/14
  RATE:
----------------------------------------------------------------------------------------PRODUCT CODE:002
  --------------------------------------------------------------------------------

  LN # 0032085607               MORTGAGORS:        FARNSWORTH, SHARON

                                                   FARNSWORTH, JOHN
                                            ADDRESS     :    7 EAST RAVENWOOD LANE
  MORTGAGE AMT:       363,000.00            CITY               SANDY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               UT   84092
  UNPAID BALANCE:    361,867.140            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,288.17            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.38200            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
--------------------------------PRODUCT CODE:002
  --------------------------------------------------------------------------------

  LN # 0032085623               MORTGAGORS:        MAGGI, PAUL
                                            ADDRESS     :    33 LANE ROAD
  MORTGAGE AMT:       240,000.00            CITY               HOLDERNESS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               NH   03245
  UNPAID BALANCE:    239,267.180            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,207.82            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.84600            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085631               MORTGAGORS:        STEEP, MICHAEL

                                                   WALKER, CHRISTINE
                                            ADDRESS     :    4510 CAMINITO SAN SEBASTI
  MORTGAGE AMT:       596,250.00            CITY               DEL MAR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   92014
  UNPAID BALANCE:    594,264.480            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,153.10            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085656               MORTGAGORS:        DOAN, SON

                                                   HUYNH, THUY
                                            ADDRESS     :    1378 TULARCITOS DRIVE
  MORTGAGE AMT:       395,000.00            CITY               MILPITAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               CA   95035
  UNPAID BALANCE:    393,793.910            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,633.70            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.83400            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085664               MORTGAGORS:        FLETCHER, KENNETH

                                                   FLETCHER, JULIE
                                            ADDRESS     :    550 BANYAN CIRCLE
  MORTGAGE AMT:       265,000.00            CITY               WALNUT CREEK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   94598
  UNPAID BALANCE:    262,449.880            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,363.42            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.73600            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0032085672               MORTGAGORS:        PUTCHIO, RUSSELL
                                            ADDRESS     :    1413 ESSEX ROAD
  MORTGAGE AMT:       135,000.00            CITY               MINNETONKA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               MN   55305
  UNPAID BALANCE:    134,587.790            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,241.90            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.97200            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:

---------------------------------------------------------------------------------------------------------------PRODUCT
CODE:250
  --------------------------------------------------------------------------------

  LN # 0032085680               MORTGAGORS:        GORESKI, GLEN
                                            ADDRESS     :    2117 HIGHWAY 31
  MORTGAGE AMT:       150,000.00            CITY               GLEN GARDNER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NJ   08826
  UNPAID BALANCE:    149,526.750            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,348.25            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.69200            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
  --------------------------------------------------------------------------------

  LN # 0032088296               MORTGAGORS:        PAE, KI

                                                   PAE, ESTHER
                                            ADDRESS     :    11749 FRICKER AVE,
  MORTGAGE AMT:       305,400.00            CITY               TUSTUN RANCH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92782
  UNPAID BALANCE:    304,415.360            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,702.52            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.92400            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0070279146               MORTGAGORS:        GAYLORD, DONALD
                                            ADDRESS     :    101 N OCEAN DRIVE
  MORTGAGE AMT:        43,125.00            CITY               HOLLYWOOD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               FL   33019
  UNPAID BALANCE:     41,827.220            OPTION TO CONVERT :      No
  MONTHLY P&I:            412.12            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           08/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070392147               MORTGAGORS:        MECKLER, ANA
                                            ADDRESS     :    11179 MALAYAN STREET
  MORTGAGE AMT:        86,400.00            CITY               BOCA RATON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               FL   33428
  UNPAID BALANCE:     83,658.550            OPTION TO CONVERT :      No
  MONTHLY P&I:            813.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 87.27273            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           09/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070414057               MORTGAGORS:        SALAMA, SAMUEL
                                            ADDRESS     :    3802 NORTHEAST 207TH ST
  MORTGAGE AMT:       184,000.00            CITY               N MIAMI BEA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               FL   33180
  UNPAID BALANCE:    179,993.950            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,692.66            ANNUAL RATE ADJUST:      0.000
  LTV :                 35.38462            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           10/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070417464               MORTGAGORS:        ZACCARIA, VITO

                                                   ZACCARIA, DANIELLA
                                            ADDRESS     :    14243 KENDALE LAKES CIRCL
  MORTGAGE AMT:        68,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               FL   33183
  UNPAID BALANCE:     66,373.400            OPTION TO CONVERT :      No
  MONTHLY P&I:            644.95            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.06977            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           09/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070420781               MORTGAGORS:        SANDEL, WILLIAM
                                            ADDRESS     :    2440 SOUTHEAST OCEAN BLVD
  MORTGAGE AMT:        20,000.00            CITY               STUART
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               FL   34996
  UNPAID BALANCE:     19,562.980            OPTION TO CONVERT :      No
  MONTHLY P&I:            183.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.14286            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           10/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070431754               MORTGAGORS:        BIZET, JUAN
                                            ADDRESS     :    185 SW 14 TERRACE
  MORTGAGE AMT:        84,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               FL   33131
  UNPAID BALANCE:     82,502.930            OPTION TO CONVERT :      No
  MONTHLY P&I:            796.70            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           11/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070433768               MORTGAGORS:        GERSHIN, RANDI

                                                   GERSHIN, ROBERT
                                            ADDRESS     :    305 E 24TH ST
  MORTGAGE AMT:       150,000.00            CITY               NEW YORK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               NY   10019
  UNPAID BALANCE:    147,603.760            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,358.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           12/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070438411               MORTGAGORS:        SINGH, TAGE
                                            ADDRESS     :    11349 SOUTHWEST 189
  MORTGAGE AMT:        25,130.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        8.00000                               FL   33151
  UNPAID BALANCE:     24,560.240            OPTION TO CONVERT :      No
  MONTHLY P&I:            240.16            ANNUAL RATE ADJUST:      0.000
  LTV :                 51.28571            OUTSIDE CONV DATE:
  CURRENT INT           8.00000             MATURITY DATE:           11/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070501374               MORTGAGORS:        SWANSON, ROBERT
                                            ADDRESS     :    1800 SUNSET HARBOUR DRIVE
  MORTGAGE AMT:       216,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               FL   33139
  UNPAID BALANCE:    211,487.730            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,956.60            ANNUAL RATE ADJUST:      0.000
  LTV :                 90.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           11/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070550777               MORTGAGORS:        AVERBUCH, ANATOLY

                                                   AVERBUCH, BRINDUSA
                                            ADDRESS     :    251 174TH ST
  MORTGAGE AMT:        45,500.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               FL   33160
  UNPAID BALANCE:     44,901.910            OPTION TO CONVERT :      No
  MONTHLY P&I:            399.49            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           01/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070553334               MORTGAGORS:        BERTOT, CARLOS

                                                   BERTOT, BARBARA
                                            ADDRESS     :    4286 DIAMOND TERRACE
  MORTGAGE AMT:       243,000.00            CITY               FORT LAUDER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               FL   33331
  UNPAID BALANCE:    242,241.640            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,201.17            ANNUAL RATE ADJUST:      0.000
  LTV :                 83.79310            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070575592               MORTGAGORS:        STEWART, WILLIE
                                            ADDRESS     :    106 HILLGATE RD
  MORTGAGE AMT:        25,500.00            CITY               SAVANNAH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               GA   31404
  UNPAID BALANCE:     25,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            294.44            ANNUAL RATE ADJUST:      0.000
  LTV :                 34.45946            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/09
  RATE:
10
  --------------------------------------------------------------------------------

  LN # 0070583505               MORTGAGORS:        FOTI, DOMINIC

                                                   FOTI, JONI
                                            ADDRESS     :    14650 HIGHWAY 83
  MORTGAGE AMT:       253,000.00            CITY               COLORADO SP
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CO   80921
  UNPAID BALANCE:    221,556.140            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,309.54            ANNUAL RATE ADJUST:      0.000
  LTV :                 37.20588            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070594148               MORTGAGORS:        LIPPMAN, RICHARD

                                                   LIPPMAN, FLORENCE
                                            ADDRESS     :    19866 LOXAHATCHEE POINTE
  MORTGAGE AMT:       240,000.00            CITY               JUPITER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               FL   33458
  UNPAID BALANCE:    240,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,123.78            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.40594            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070595962               MORTGAGORS:        GREENAUGH, KEVIN

                                                   GREENAUGH, CHERYLE
                                            ADDRESS     :    10911 FORESTGATE PLACE
  MORTGAGE AMT:       356,200.00            CITY               GLENN DALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               MD   20769
  UNPAID BALANCE:    353,171.300            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,226.57            ANNUAL RATE ADJUST:      0.000
  LTV :                 81.88506            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070596796               MORTGAGORS:        P RIELLY, JOHN

                                                   RIELLY, MERRELL
                                            ADDRESS     :    17 SHERBROOK DRIVE
  MORTGAGE AMT:       248,000.00            CITY               BERKLEY HEI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               NJ   07922
  UNPAID BALANCE:    245,850.880            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,143.34            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.75904            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070611082               MORTGAGORS:        SWANSON, KENT

                                                   SWANSON, MARY
                                            ADDRESS     :    6335 EAST TUFTS AVE
  MORTGAGE AMT:       452,800.00            CITY               ENGLEWOOD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CO   80111
  UNPAID BALANCE:    449,161.870            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,944.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 50.87640            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070615810               MORTGAGORS:        MC CARRICK, JOHN

                                                   MC CARICK, DAWN
                                            ADDRESS     :    32 EASTVIEW DRIVE
  MORTGAGE AMT:       386,250.00            CITY               VALHALLA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NY   10595
  UNPAID BALANCE:    385,031.400            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,471.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070617121               MORTGAGORS:        JORDAN, JAMES

                                                   JORDAN, LUISE
                                            ADDRESS     :    11913 EVENING COURT
  MORTGAGE AMT:       270,000.00            CITY               CLARKSVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               MD   21029
  UNPAID BALANCE:    263,588.440            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,426.84            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.08411            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070619382               MORTGAGORS:        LITTLE, DORINGTON

                                                   LITTLE, ROSIE
                                            ADDRESS     :    8116 NORTH 68TH STREET
  MORTGAGE AMT:       373,000.00            CITY               PARADISE AL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               AZ   85253
  UNPAID BALANCE:    370,639.540            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,352.63            ANNUAL RATE ADJUST:      0.000
  LTV :                 46.62500            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070620901               MORTGAGORS:        LABODA, LAURENCE

                                                   RAMPAGE, CHERYL
                                            ADDRESS     :    1004 GREENLEAF AVENUE
  MORTGAGE AMT:       397,500.00            CITY               WILMETTE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               IL   60091
  UNPAID BALANCE:    394,984.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,572.84            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070625496               MORTGAGORS:        SLONE, PETER

                                                   SLONE, KELLY
                                            ADDRESS     :    1221 TOTTENHAM COURT
  MORTGAGE AMT:       341,700.00            CITY               RESTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               VA   20194
  UNPAID BALANCE:    339,442.520            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,976.57            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.27232            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070634845               MORTGAGORS:        SHEA, PATRICK
                                                   PETERSON, CHRISTINE
                                                   PETERSON, JOHN
                                                   SHEA, MAUREEN
                                            ADDRESS     :    2614-2616 ANZA STREET
  MORTGAGE AMT:       305,100.00            CITY               SAN FRANCIS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   94121
  UNPAID BALANCE:    305,100.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,721.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.82353            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070643457               MORTGAGORS:        BALL, ALBERT
                                            ADDRESS     :    212 WELLINGTON PLACE
  MORTGAGE AMT:       267,600.00            CITY               FINDLAY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               OH   45840
  UNPAID BALANCE:    267,600.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,405.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.11475            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070646930               MORTGAGORS:        RENNER, ELISABETH
                                            ADDRESS     :    500 LEON WAY
  MORTGAGE AMT:       327,400.00            CITY               CLAYTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               CA   94517
  UNPAID BALANCE:    325,410.300            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,807.20            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.89157            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070663489               MORTGAGORS:        GOLDBLATT, JOSEPH

                                                   GOLDBLATT, SUSAN
                                            ADDRESS     :    430 NORMANDY DRIVE
  MORTGAGE AMT:       245,000.00            CITY               INDIALANTIC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               FL   32903
  UNPAID BALANCE:    243,398.640            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,151.08            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.03226            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070675798               MORTGAGORS:        WAITE, DALE

                                                   WAITE, VICKY
                                            ADDRESS     :    17846 MOUNTAIN RANCH ROAD
  MORTGAGE AMT:       453,700.00            CITY               GRANADA HIL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91344
  UNPAID BALANCE:    452,268.600            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,077.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.72059            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070676721               MORTGAGORS:        GANDHI, ADITHYA

                                                   GANDHI, ANJALI
                                            ADDRESS     :    8933 MAGNOLIA CHASE CIRCL
  MORTGAGE AMT:       308,400.00            CITY               TAMPA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               FL   33647
  UNPAID BALANCE:    308,400.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,771.99            ANNUAL RATE ADJUST:      0.000
  LTV :                 88.87608            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070684600               MORTGAGORS:        KOTTOOR, SREEKUMAR
                                            ADDRESS     :    5621 EAST LEITNER DRIVE
  MORTGAGE AMT:       238,000.00            CITY               CORAL SPRIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               FL   33065
  UNPAID BALANCE:    236,444.380            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,089.63            ANNUAL RATE ADJUST:      0.000
  LTV :                 52.88889            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070689070               MORTGAGORS:        DURDA, JUDI

                                                   LAPE, JAMES
                                            ADDRESS     :    731 CHICKAMAUGA DRIVE
  MORTGAGE AMT:       364,000.00            CITY               DAVIDSONVIL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MD   21035
  UNPAID BALANCE:    362,839.060            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,246.35            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070698196               MORTGAGORS:        TOBIN, JAMES

                                                   TOBIN, KAREN
                                            ADDRESS     :    150 DAVENPORT DR
  MORTGAGE AMT:       650,000.00            CITY               STAMFORD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CT   06902
  UNPAID BALANCE:    642,926.910            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,797.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 48.14815            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070705322               MORTGAGORS:        GRELLER, HARVEY

                                                   GRELLER, JEAN
                                            ADDRESS     :    1 HOOK HARBOR ROAD
  MORTGAGE AMT:       362,250.00            CITY               ATLANTIC HI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               NJ   07716
  UNPAID BALANCE:    361,094.650            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,230.74            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.90323            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070708615               MORTGAGORS:        IKEGAMI, F

                                                   IKEGAMI, PATRICIA
                                            ADDRESS     :    11115 KULSHAN ROAD
  MORTGAGE AMT:       275,000.00            CITY               EDMONDS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               WA   98020
  UNPAID BALANCE:    273,202.550            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,414.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 27.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070711684               MORTGAGORS:        KENNEDY, JOHN

                                                   KENNEDY, JEANNE
                                            ADDRESS     :    1 HORSESHOE LANE
  MORTGAGE AMT:       229,650.00            CITY               FREEHOLD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        5.87500                               NJ   07728
  UNPAID BALANCE:    228,049.870            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,922.44            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.55000            OUTSIDE CONV DATE:
  CURRENT INT           5.87500             MATURITY DATE:           03/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070715388               MORTGAGORS:        AFCARI, MOHAMED

                                                   AFCARI, SIMA
                                            ADDRESS     :    1709 HILL TOP LANE
  MORTGAGE AMT:       240,000.00            CITY               ENCINITAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   92024
  UNPAID BALANCE:    240,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,107.19            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.41935            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070723135               MORTGAGORS:        CHAPMAN, TRAVIS

                                                   CHAPMAN, LINDA
                                            ADDRESS     :    8234 EAST CARAWAY ROAD
  MORTGAGE AMT:       315,000.00            CITY               MANCHESTER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               WA   98353
  UNPAID BALANCE:    313,995.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,809.34            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.75000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070723655               MORTGAGORS:        GASCON, MANUEL
                                            ADDRESS     :    13615 NW 2 AVENUE
  MORTGAGE AMT:        50,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33168
  UNPAID BALANCE:     49,709.130            OPTION TO CONVERT :      No
  MONTHLY P&I:            577.33            ANNUAL RATE ADJUST:      0.000
  LTV :                 47.16981            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/09
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070728001               MORTGAGORS:        ULRICH, RAYMOND

                                                   ULRICH, GAIL
                                            ADDRESS     :    783 WEST COCO PLUM CIRCLE
  MORTGAGE AMT:       288,600.00            CITY               PLANTATION
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               FL   33324
  UNPAID BALANCE:    288,600.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,553.85            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.15000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070728621               MORTGAGORS:        MA, HOWARD
                                            ADDRESS     :    37 SOLOMON PIERCE ROAD
  MORTGAGE AMT:       306,300.00            CITY               LEXINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MA   02420
  UNPAID BALANCE:    305,312.460            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,710.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 41.67347            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070729140               MORTGAGORS:        HILLEL, DONALD

                                                   HILLEL, JANET
                                            ADDRESS     :    250 WEST 89TH ST
  MORTGAGE AMT:       479,500.00            CITY               NEW YORK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NY   10024
  UNPAID BALANCE:    477,987.200            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,309.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070729868               MORTGAGORS:        PLATNER, HORACIO

                                                   PLATNER, BEATRIZ
                                            ADDRESS     :    18136 GUILDFORD LANE
  MORTGAGE AMT:       384,000.00            CITY               NORTHRIDGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   91326
  UNPAID BALANCE:    382,775.280            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,424.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.45283            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070731146               MORTGAGORS:        EVANS, RONALD

                                                   EVANS, JOAN
                                            ADDRESS     :    1848 DEVON ROAD
  MORTGAGE AMT:       376,800.00            CITY               PASADENA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   91103
  UNPAID BALANCE:    376,800.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,360.51            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.82857            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070731856               MORTGAGORS:        RAHNEMA, IRAJ

                                                   RAHNEMA, PATRICIA
                                            ADDRESS     :    1995 PALMER DRIVE
  MORTGAGE AMT:       298,200.00            CITY               LAKE HAVASU
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   86403
  UNPAID BALANCE:    298,200.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,659.51            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.90291            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070732003               MORTGAGORS:        CHAPMAN, WILLIAM

                                                   CHAPMAN, FRANCES
                                            ADDRESS     :    7703 RIDGECREST LANE
  MORTGAGE AMT:       650,000.00            CITY               MERCER ISLA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               WA   98040
  UNPAID BALANCE:    647,858.630            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,662.20            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.51872            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0070733266               MORTGAGORS:        DOVER, JERRY
                                            ADDRESS     :    815 WHITNEY DRIVE
  MORTGAGE AMT:       351,150.00            CITY               BLUE BELL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               PA   19422
  UNPAID BALANCE:    348,879.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,107.36            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.86031            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070733464               MORTGAGORS:        GARTNER, JOHN

                                                   GALSTIAN, LISA
                                            ADDRESS     :    1697 CALLE ALTA
  MORTGAGE AMT:       379,600.00            CITY               LA JOLLA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92037
  UNPAID BALANCE:    378,389.310            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,385.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.62264            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070733860               MORTGAGORS:        MUNDELL, ALEXANDER

                                                   MUNDELL, JANE
                                            ADDRESS     :    532 TIMBERRIDGE DRIVE
  MORTGAGE AMT:        44,300.00            CITY               CAROL STREA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               IL   60187
  UNPAID BALANCE:     44,164.730            OPTION TO CONVERT :      No
  MONTHLY P&I:            407.53            ANNUAL RATE ADJUST:      0.000
  LTV :                 52.11765            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070733993               MORTGAGORS:        PHILLIPS, HENRY

                                                   PHILLIPS, JANET
                                            ADDRESS     :    5632 SW EDGEMONT PLACE
  MORTGAGE AMT:       276,000.00            CITY               PORTLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               OR   97201
  UNPAID BALANCE:    271,218.390            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,423.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 33.25301            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070736749               MORTGAGORS:        LOPEZ, ORLANDO
                                            ADDRESS     :    8701 SHORELINE DRIVE
  MORTGAGE AMT:       332,100.00            CITY               JONESBORO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               GA   30236
  UNPAID BALANCE:    332,100.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,961.85            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.47727            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070738240               MORTGAGORS:        FEINBERG, ROBERT
                                            ADDRESS     :    9527 ROCKY BRANCH DRIVE
  MORTGAGE AMT:       208,000.00            CITY               DALLAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               TX   75243
  UNPAID BALANCE:    206,711.960            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,898.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           03/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070739453               MORTGAGORS:        THRONE, R

                                                   THRONE, NANCY
                                            ADDRESS     :    7705 34TH AVENUE NW
  MORTGAGE AMT:       565,000.00            CITY               SEATTLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               WA   98117
  UNPAID BALANCE:    565,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,078.38            ANNUAL RATE ADJUST:      0.000
  LTV :                 29.73684            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070739909               MORTGAGORS:        KIRKWOOD, GEORGE

                                                   KIRKWOOD, DIANE
                                            ADDRESS     :    6716 COLUMBINE WAY
  MORTGAGE AMT:       286,950.00            CITY               PLANO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TX   75093
  UNPAID BALANCE:    286,950.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,559.18            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.51316            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070740949               MORTGAGORS:        DALEY, DENNIS
                                            ADDRESS     :    5566 HAMSTEAD CROSSING
  MORTGAGE AMT:        65,000.00            CITY               RALEIGH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NC   27612
  UNPAID BALANCE:     65,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            575.19            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.18519            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070743364               MORTGAGORS:        CHEV, SINA

                                                   CHEV, NARY
                                            ADDRESS     :    5717 AURA AVENUE
  MORTGAGE AMT:       296,500.00            CITY               TARZANA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   91356
  UNPAID BALANCE:    295,523.210            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,582.83            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.12500            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070744727               MORTGAGORS:        BITTEKER, STEPHEN

                                                   BITTEKER, BROOKE
                                            ADDRESS     :    10132 ANDORA DRIVE
  MORTGAGE AMT:       144,400.00            CITY               AUSTIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TX   78759
  UNPAID BALANCE:    144,400.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,277.81            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.92929            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070747613               MORTGAGORS:        STOLAR, DONALD

                                                   STOLAR, BERNADINE
                                            ADDRESS     :    5140 QUAKERTOWN
  MORTGAGE AMT:       240,000.00            CITY               WOODLAND HI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.00000                               CA   91364
  UNPAID BALANCE:    240,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,025.26            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.00000             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070747738               MORTGAGORS:        STEPHENSON, LLOYD

                                                   STEPHENSON, JUDY
                                            ADDRESS     :    143 GRUNEWALD COURT
  MORTGAGE AMT:       265,300.00            CITY               SANTA CRUZ
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   95065
  UNPAID BALANCE:    265,300.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,366.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.69767            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070753108               MORTGAGORS:        AGUERREBERE, ELAINE
                                            ADDRESS     :    11780 SW 18TH STREET
  MORTGAGE AMT:        41,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33175
  UNPAID BALANCE:     40,869.240            OPTION TO CONVERT :      No
  MONTHLY P&I:            365.66            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.07692            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070755277               MORTGAGORS:        MITHANI, KAMRUDIN

                                                   MITHANI, YASMIN
                                            ADDRESS     :    1406 WATERFORD DRIVE
  MORTGAGE AMT:       464,700.00            CITY               BEL AIR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               MD   21015
  UNPAID BALANCE:    464,700.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,209.40            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.45000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070757414               MORTGAGORS:        CHU, TRICIA

                                                   ANDRE, KEITH
                                            ADDRESS     :    13673 VERDE VISTA COURT
  MORTGAGE AMT:       407,900.00            CITY               SARATOGA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   95070
  UNPAID BALANCE:    407,900.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,666.32            ANNUAL RATE ADJUST:      0.000
  LTV :                 45.32222            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070758545               MORTGAGORS:        MORIN, RICHARD
                                            ADDRESS     :    599 PHEN BASIN ROAD
  MORTGAGE AMT:       250,000.00            CITY               FAYSTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               VT   05673
  UNPAID BALANCE:    249,211.260            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,247.07            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.49315            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070760376               MORTGAGORS:        VAN, JERRY
                                            ADDRESS     :    4568 BOCAIRE BOULEVARD
  MORTGAGE AMT:       500,000.00            CITY               BOCA RATON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               FL   33487
  UNPAID BALANCE:    500,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,494.14            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.78947            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070769385               MORTGAGORS:        LITTLE, SOLOMON

                                                   LITTLE, ANNETTE
                                            ADDRESS     :    1129 CAPITOL DRIVE
  MORTGAGE AMT:       249,200.00            CITY               SAN PEDRO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   90731
  UNPAID BALANCE:    249,200.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,239.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.67692            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070772298               MORTGAGORS:        WANNER, RAYMOND

                                                   WANNER, LINDA
                                            ADDRESS     :    9143 SLIGO CREEK PARKWAY
  MORTGAGE AMT:       228,000.00            CITY               SILVER SPRI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               MD   20901
  UNPAID BALANCE:    228,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,049.33            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070773221               MORTGAGORS:        SCHWARTZ, MITCHELL

                                                   SCHWARTZ, RANDI
                                            ADDRESS     :    144 RANDOLPH COURT
  MORTGAGE AMT:       108,000.00            CITY               HOLLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               PA   18966
  UNPAID BALANCE:    108,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            963.20            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070774799               MORTGAGORS:        MEHR, BIJAN

                                                   MEHR, BRENDA
                                            ADDRESS     :    68 70 RHODES CIRCLE
  MORTGAGE AMT:       120,000.00            CITY               HINGHAM
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               MA   02043
  UNPAID BALANCE:    119,633.590            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,103.91            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.66667            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070775432               MORTGAGORS:        GALLAGHER, STEPHEN

                                                   GALLAGHER, MELISSA
                                            ADDRESS     :    17 RED GATE LANE
  MORTGAGE AMT:       190,000.00            CITY               SOUTHBOROUG
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MA   01772
  UNPAID BALANCE:    189,394.020            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,694.52            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.52113            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070777396               MORTGAGORS:        COX, ROY

                                                   COX, PATRICIA
                                            ADDRESS     :    1170 HILL COURT EAST
  MORTGAGE AMT:        27,000.00            CITY               BARTOW
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.87500                               FL   33830
  UNPAID BALANCE:     26,921.110            OPTION TO CONVERT :      No
  MONTHLY P&I:            256.08            ANNUAL RATE ADJUST:      0.000
  LTV :                 42.18750            OUTSIDE CONV DATE:
  CURRENT INT           7.87500             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070779327               MORTGAGORS:        EVASON, RACHEL
                                            ADDRESS     :    8 CASTLE COURT
  MORTGAGE AMT:       263,000.00            CITY               SOMERSET
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               NJ   08873
  UNPAID BALANCE:    263,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,309.12            ANNUAL RATE ADJUST:      0.000
  LTV :                 84.83871            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070780135               MORTGAGORS:        BLANK, ROBIN
                                            ADDRESS     :    19365 LENAIRE DRIVE
  MORTGAGE AMT:        86,200.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               FL   33157
  UNPAID BALANCE:     86,200.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            774.79            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.61404            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070780374               MORTGAGORS:        SENTENO, RICK

                                                   GRAY, JACQUELINE
                                            ADDRESS     :    4816 FIR AVENUE
  MORTGAGE AMT:       261,300.00            CITY               SEAL BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               CA   90740
  UNPAID BALANCE:    261,300.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,403.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 84.29032            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070792411               MORTGAGORS:        MONTIEL, JORGE

                                                   CASTRO, VIRGINIA
                                            ADDRESS     :    601 603 SW 35 AVENUE
  MORTGAGE AMT:        81,000.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               FL   33135
  UNPAID BALANCE:     81,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            745.14            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.63636            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           05/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070794698               MORTGAGORS:        THOMAS, STEPHEN

                                                   THOMAS, MARGARET
                                            ADDRESS     :    813 PARKSIDE BLVD
  MORTGAGE AMT:       106,000.00            CITY               CLAYMONT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               DE   19703
  UNPAID BALANCE:    105,676.340            OPTION TO CONVERT :      No
  MONTHLY P&I:            975.12            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.69925            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070795877               MORTGAGORS:        MADRONERO, ENRIQUE

                                                   MADRONERO, DORICE
                                            ADDRESS     :    82 HAVERSTRAW ROAD
  MORTGAGE AMT:       261,000.00            CITY               SUFFERN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NY   10901
  UNPAID BALANCE:    261,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,345.94            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.76471            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070797741               MORTGAGORS:        HAMM, RYAN

                                                   KEELING HAMM, KIMBERLY
                                            ADDRESS     :    26330 NORTH BEECHER LANE
  MORTGAGE AMT:       320,650.00            CITY               STEVENSON R
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   91381
  UNPAID BALANCE:    320,650.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,859.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99870            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070803713               MORTGAGORS:        FERNANDEZ, CONSUELO
                                            ADDRESS     :    7701 SW 55TH AVENUE #39C
  MORTGAGE AMT:        50,500.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               FL   33143
  UNPAID BALANCE:     50,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            461.00            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.84337            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           05/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070803788               MORTGAGORS:        QUINTELA, CARLOS
                                            ADDRESS     :    17011 N BAY ROAD
  MORTGAGE AMT:        40,600.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               FL   33160
  UNPAID BALANCE:     40,477.380            OPTION TO CONVERT :      No
  MONTHLY P&I:            376.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070805320               MORTGAGORS:        CORCORAN, WILLIAM

                                                   CORCORAN, KAREN
                                            ADDRESS     :    1 BLUE JAY DRIVE
  MORTGAGE AMT:       288,200.00            CITY               CONCORD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               MA   01742
  UNPAID BALANCE:    288,200.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,610.61            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.71306            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070805767               MORTGAGORS:        GOIS, JOSEPH

                                                   GOIS, CLARA
                                            ADDRESS     :    6833 DEL PASO PLACE
  MORTGAGE AMT:       130,000.00            CITY               SAN DIEGO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               CA   92120
  UNPAID BALANCE:    130,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,214.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 34.21053            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070806211               MORTGAGORS:        MAYFIELD, KEITH

                                                   RAMSEY MAYFI, VALERIE
                                            ADDRESS     :    10947 CATTAIL POINTE
  MORTGAGE AMT:       364,000.00            CITY               SHREVEPORT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               LA   71106
  UNPAID BALANCE:    362,839.070            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,246.35            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.64989            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070806427               MORTGAGORS:        LUGO URIBE, MANUEL

                                                   GAMA GUZMAN, MARIA
                                            ADDRESS     :    1308 DREXEL AVENUE #110
  MORTGAGE AMT:        60,000.00            CITY               MIAMI BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               FL   33139
  UNPAID BALANCE:     60,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            547.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           05/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070807466               MORTGAGORS:        GOULD, RICHARD
                                            ADDRESS     :    20 BAILIWICK ROAD
  MORTGAGE AMT:       650,000.00            CITY               GREENWICH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CT   06831
  UNPAID BALANCE:    647,926.910            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,797.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 46.42857            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070813159               MORTGAGORS:        MEADOWS, ROBERT

                                                   MEADOWS, BARBARA
                                            ADDRESS     :    8315 GONZAGA AVENUE
  MORTGAGE AMT:       266,000.00            CITY               LOS ANGELES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   90045
  UNPAID BALANCE:    266,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,353.86            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.40299            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070814421               MORTGAGORS:        TRAN, MINHTHU
                                            ADDRESS     :    2111 BURNTMILL ROAD
  MORTGAGE AMT:       290,500.00            CITY               TUSTIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   92680
  UNPAID BALANCE:    289,675.700            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,611.10            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.55814            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070823430               MORTGAGORS:        PEDROTTY, JOHN

                                                   PEDROTTY, GAIL
                                            ADDRESS     :    171 CAROB WAY
  MORTGAGE AMT:       625,000.00            CITY               CORONADO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92118
  UNPAID BALANCE:    625,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,530.68            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070823455               MORTGAGORS:        NIJJAR, KULDIP

                                                   NIJJAR, SATINDER
                                            ADDRESS     :    2968 AETNA WAY
  MORTGAGE AMT:       228,750.00            CITY               SAN JOSE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   95121
  UNPAID BALANCE:    228,750.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,040.12            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070830369               MORTGAGORS:        NUNKE, RICHARD

                                                   NUNKE, BARBARA
                                            ADDRESS     :    2363 FRIARS COURT
  MORTGAGE AMT:       438,000.00            CITY               LOS ALTOS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   94024
  UNPAID BALANCE:    438,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,875.90            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.47826            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070831987               MORTGAGORS:        SCHILLING, JOHN

                                                   SCHILLING, PAMELA
                                            ADDRESS     :    854 E  1259 ROAD
  MORTGAGE AMT:       240,000.00            CITY               LAWRENCE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               KS   66047
  UNPAID BALANCE:    240,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,157.19            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0070838602               MORTGAGORS:        ALGERT, JAMES
                                            ADDRESS     :    23 CATSPAW CAPE
  MORTGAGE AMT:       404,000.00            CITY               CORONADO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92118
  UNPAID BALANCE:    404,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,603.09            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070838883               MORTGAGORS:        PALADINI, LUCIANO

                                                   PALADINI, VERA
                                            ADDRESS     :    1627 BRICKELL AVENUE
  MORTGAGE AMT:       148,800.00            CITY               MIAMI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               FL   33129
  UNPAID BALANCE:    148,800.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,337.46            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070845607               MORTGAGORS:        DEJESUS, JOHN

                                                   DEJESUS, SHERRY
                                            ADDRESS     :    4109 LANSING AVENUE
  MORTGAGE AMT:       165,000.00            CITY               COOPER CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   33026
  UNPAID BALANCE:    165,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,471.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.92857            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0070848932               MORTGAGORS:        TRUSTY, RICHARD

                                                   TRUSTY, ANITA
                                            ADDRESS     :    318 W. MOWRY STREET
  MORTGAGE AMT:        71,250.00            CITY               CHESTER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.62500                               PA   19013
  UNPAID BALANCE:     71,250.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            665.57            ANNUAL RATE ADJUST:      0.000
  LTV :                 95.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0070864202               MORTGAGORS:        CHIAPPARDI, FRANCESCO

                                                   CHIAPPARDI, FRANCESCA
                                            ADDRESS     :    19 SENGA ROAD
  MORTGAGE AMT:        51,000.00            CITY               NORWALK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               CT   06854
  UNPAID BALANCE:     51,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            469.16            ANNUAL RATE ADJUST:      0.000
  LTV :                 21.70213            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           05/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080005762               MORTGAGORS:        HOFFMAN, DEBRA
                                            ADDRESS     :    290 WEST BLUFF AVENUE
  MORTGAGE AMT:       350,000.00            CITY               FRESNO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   93711
  UNPAID BALANCE:    350,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,195.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 42.42424            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080007404               MORTGAGORS:        SCHWARZ, STEVEN

                                                   SCHWARZ, VICKI
                                            ADDRESS     :    810 ANDOVER COURT
  MORTGAGE AMT:       400,000.00            CITY               PROSPECT HE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               IL   60070
  UNPAID BALANCE:    400,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,567.42            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.04065            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080007560               MORTGAGORS:        WELKER, WILLIAM

                                                   WELKER, JEANNE
                                            ADDRESS     :    10551 CURRY PALM LANE
  MORTGAGE AMT:       260,100.00            CITY               FORT MYERS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               FL   33912
  UNPAID BALANCE:    259,288.270            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,356.07            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99779            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080007818               MORTGAGORS:        FERRERO, JAMES
                                                   ferrero, mary

                                                   FERRERO, MARY
                                            ADDRESS     :    140 DREW DRIVE
  MORTGAGE AMT:       310,000.00            CITY               LANGHORNE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               PA   19047
  UNPAID BALANCE:    309,011.290            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,764.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.79172            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080007966               MORTGAGORS:        CHRISTENSON, RODNEY

                                                   CHRISTENSON, DIANE
                                            ADDRESS     :    773 NORTH 164TH STREET
  MORTGAGE AMT:       300,000.00            CITY               OMAHA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NE   68118
  UNPAID BALANCE:    300,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,696.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.96552            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080007990               MORTGAGORS:        FU, CHIA HUANG
                                            ADDRESS     :    2506 RALSTON LANE
  MORTGAGE AMT:       370,000.00            CITY               REDONDO BEA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   90278
  UNPAID BALANCE:    368,832.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,325.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080008717               MORTGAGORS:        BUSH, BARNEY
                                            ADDRESS     :    82 JICARILLA CT
  MORTGAGE AMT:        62,000.00            CITY               Regina
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NM   87046
  UNPAID BALANCE:     61,800.100            OPTION TO CONVERT :      No
  MONTHLY P&I:            548.64            ANNUAL RATE ADJUST:      0.000
  LTV :                 49.60000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080011182               MORTGAGORS:        BOROS, EUGENE
                                                   boros, nancy

                                                   BOROS, NANCY
                                            ADDRESS     :    5 HAWK COURT
  MORTGAGE AMT:       288,000.00            CITY               HILTON HEAD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               SC   29926
  UNPAID BALANCE:    288,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,568.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080011935               MORTGAGORS:        CARBONE, GARRY

                                                   CARBONE, CAROL
                                            ADDRESS     :    5270 CREEKVIEW DRIVE
  MORTGAGE AMT:       320,000.00            CITY               OREFIELD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               PA   18069
  UNPAID BALANCE:    320,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,592.96            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.32967            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           05/01/09
  RATE:
11
  --------------------------------------------------------------------------------

  LN # 0080013600               MORTGAGORS:        HARKINS, BERNARD

                                                   HARKINS, MICHELLE
                                            ADDRESS     :    5371 NORTH WOOD DRIVE
  MORTGAGE AMT:       264,900.00            CITY               CENTER VALL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               PA   18034
  UNPAID BALANCE:    263,207.270            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,381.00            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.07432            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080015100               MORTGAGORS:        POPPLE, ROBIN
                                                   popple, gail

                                                   POPPLE, GAIL
                                            ADDRESS     :    1112 NORTHEAST WHISPERING
  MORTGAGE AMT:       310,000.00            CITY               RIDGEFIELD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        5.75000                               WA   98642
  UNPAID BALANCE:    308,911.150            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,574.27            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.88889            OUTSIDE CONV DATE:
  CURRENT INT           5.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080015373               MORTGAGORS:        Beyer, Wayne

                                                   BEYER, CAROL
                                            ADDRESS     :    1025 South Quarty Circle
  MORTGAGE AMT:       288,450.00            CITY               Chandler
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               AZ   85224
  UNPAID BALANCE:    288,450.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,572.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.35000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080017098               MORTGAGORS:        FINKELSTEIN, SHELDON

                                                   INFANTE, BEATRIZ
                                            ADDRESS     :    27664 VOGUE COURT
  MORTGAGE AMT:       626,000.00            CITY               LOS ALTOS H
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   94022
  UNPAID BALANCE:    623,981.710            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,539.54            ANNUAL RATE ADJUST:      0.000
  LTV :                 48.15385            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080017213               MORTGAGORS:        LINDEN, CARL

                                                   LINDEN, PAULA
                                            ADDRESS     :    740 COLDBROOK DRIVE
  MORTGAGE AMT:       336,000.00            CITY               SIMI VALLEY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   93065
  UNPAID BALANCE:    336,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,973.30            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080017395               MORTGAGORS:        STEWART, STEVE

                                                   INTERLANDI S, LIZA
                                            ADDRESS     :    976 SANTA ANA STREET
  MORTGAGE AMT:       312,000.00            CITY               LAGUNA BEAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   92651
  UNPAID BALANCE:    309,899.690            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,717.86            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080018005               MORTGAGORS:        HOTZE, JOHN

                                                   HOTZE, JUDITH
                                            ADDRESS     :    2620 GALLERY COURT
  MORTGAGE AMT:       307,000.00            CITY               CAMERON PAR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   95682
  UNPAID BALANCE:    306,010.200            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,716.68            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.22222            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080018047               MORTGAGORS:        WELCH, STEPHEN
                                                   Callaghan, Maureen

                                                   CALLAGHAN, MAUREEN
                                            ADDRESS     :    856 WALBROOK COURT
  MORTGAGE AMT:       246,500.00            CITY               WALNUT CREE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   94598
  UNPAID BALANCE:    245,730.710            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,232.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.73333            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080018153               MORTGAGORS:        BUEHLER, STEVEN

                                                   BUEHLER, LAURI
                                            ADDRESS     :    6842 Circo Digueno Ct.
  MORTGAGE AMT:       619,000.00            CITY               RANCHO SANT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92067
  UNPAID BALANCE:    617,025.770            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,520.58            ANNUAL RATE ADJUST:      0.000
  LTV :                 47.61538            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080018187               MORTGAGORS:        TINNESZ, THOMAS
                                                   Tinnesz, mary

                                                   TINNESZ, MARY
                                            ADDRESS     :    244 POLK 74
  MORTGAGE AMT:       350,000.00            CITY               MENA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               AR   71953
  UNPAID BALANCE:    347,736.770            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,097.19            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.33333            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080018260               MORTGAGORS:        CHRISTL, CHRISTINA

                                                   GALLOWAY, MARY
                                            ADDRESS     :    11363 ROSE AVENUE
  MORTGAGE AMT:       316,000.00            CITY               LOS ANGELES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   90066
  UNPAID BALANCE:    314,981.180            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,796.32            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.52632            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080018385               MORTGAGORS:        WILKES, ROBIN

                                                   WILKES, LIZ
                                            ADDRESS     :    31512 VIA COYOTE
  MORTGAGE AMT:       448,000.00            CITY               COTO DE CAZ
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92679
  UNPAID BALANCE:    446,555.600            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,964.40            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.44262            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080019045               MORTGAGORS:        TANTIWASADAK, ZHUANG

                                                   SUPHAVARODOM, UCHUMAS
                                            ADDRESS     :    1858 NORTH SUNDOWNER LANE
  MORTGAGE AMT:       272,000.00            CITY               WALNUT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   91789
  UNPAID BALANCE:    270,851.140            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,463.86            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.57895            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080019565               MORTGAGORS:        LINDEKENS, KIMBERLY

                                                   LINDEKENS, ROBIN
                                            ADDRESS     :    31841 PASEO LA BRANZA
  MORTGAGE AMT:       280,000.00            CITY               SAN JUAN CA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   92675
  UNPAID BALANCE:    279,126.170            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,536.33            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080020027               MORTGAGORS:        TORBA, ROBERT
                                                   Torba, Frances

                                                   TORBA, FRANCES
                                            ADDRESS     :    1905 ARNOLD PALMER BLVD
  MORTGAGE AMT:       450,000.00            CITY               LOUISVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               KY   40245
  UNPAID BALANCE:    448,549.150            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,982.10            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.82353            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080020068               MORTGAGORS:        GARDERE, ALFRED
                                                   Gardere, Mona

                                                   GARDERE, MONA
                                            ADDRESS     :    1586 208TH PLACE
  MORTGAGE AMT:       320,000.00            CITY               BAYSIDE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NY   11360
  UNPAID BALANCE:    318,968.280            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,831.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080020076               MORTGAGORS:        TRUSTEE, GEORGE

                                                   ENDOW  TRUST, AMY
                                            ADDRESS     :    3046 WAILANI ROAD
  MORTGAGE AMT:       179,000.00            CITY               HONOLULU
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               HI   96813
  UNPAID BALANCE:    179,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,547.01            ANNUAL RATE ADJUST:      0.000
  LTV :                 34.09524            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0080020126               MORTGAGORS:        SCHEER, BARRY
                                                   Scheer, Susan

                                                   SCHEER, SUSAN
                                            ADDRESS     :    64 PETTY ROAD
  MORTGAGE AMT:       416,000.00            CITY               CRANBURY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               NJ   08512
  UNPAID BALANCE:    414,658.770            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,681.23            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080020654               MORTGAGORS:        MINNS, JAMES
                                                   Minns, Frances
                                            ADDRESS     :    3105 SEA CREST
  MORTGAGE AMT:       300,000.00            CITY               HILTON HEAD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               SC   29928
  UNPAID BALANCE:    299,022.270            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,633.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 48.39490            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080020787               MORTGAGORS:        ROTUNNO, JOHN
                                                   Rotunno, Debra

                                                   ROTUNNO, DEBORAH
                                            ADDRESS     :    10511 PENROSE STREET
  MORTGAGE AMT:       298,000.00            CITY               LOS ANGELES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   91352
  UNPAID BALANCE:    297,049.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,657.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080020860               MORTGAGORS:        HEYDENRYCH, PETER
                                                   Heydennyah, Helena

                                                   HEYDENRYCH, HELENA
                                            ADDRESS     :    22612 SACEDON
  MORTGAGE AMT:       345,000.00            CITY               MISSION VIE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   92691
  UNPAID BALANCE:    343,911.540            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,100.96            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080021967               MORTGAGORS:        CRISTELLI, PAUL

                                                   FORNARO, JENNIFER
                                            ADDRESS     :    577 MONTGOMERY ROAD
  MORTGAGE AMT:       275,000.00            CITY               NESHANIC ST
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               NJ   08853
  UNPAID BALANCE:    274,094.030            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,395.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.45545            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080022031               MORTGAGORS:        ZUANIC, ZORAN

                                                   ZUANIC, IRENA
                                            ADDRESS     :    6 STALLION ROAD
  MORTGAGE AMT:       360,000.00            CITY               RANCHO PALO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   90275
  UNPAID BALANCE:    358,876.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,261.00            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080022437               MORTGAGORS:        SURGENT, JOHN
                                            ADDRESS     :    RR 7 BOX 519
  MORTGAGE AMT:       562,500.00            CITY               TALLAHASSEE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               FL   32308
  UNPAID BALANCE:    551,229.710            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,899.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           11/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080022759               MORTGAGORS:        ANSELL, PHIL

                                                   BATTIGALLI, SILVIA
                                            ADDRESS     :    4234 BALDWIN AVENUE
  MORTGAGE AMT:       262,500.00            CITY               CULVER CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               CA   90232
  UNPAID BALANCE:    261,616.450            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,250.74            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080022932               MORTGAGORS:        KAUFMAN, MELVIN

                                                   KAUFMAN, VIVIAN
                                            ADDRESS     :    747 CORAL RIDGE CIRCLE
  MORTGAGE AMT:       158,000.00            CITY               RODEO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   94572
  UNPAID BALANCE:    157,506.910            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,431.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 94.61078            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080024946               MORTGAGORS:        CHIRMAN, GUY

                                                   CHIRMAN, LARONDA
                                            ADDRESS     :    16421 WINFIELD AVENUE
  MORTGAGE AMT:       262,000.00            CITY               BAKERSFIELD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   93312
  UNPAID BALANCE:    261,164.380            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,336.66            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.85714            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080024979               MORTGAGORS:        CHIRMAN, GUY

                                                   CHIRMAN, LARONDDA
                                            ADDRESS     :    1665 BURTON DRIVE
  MORTGAGE AMT:       323,000.00            CITY               CAMBRIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   93428
  UNPAID BALANCE:    322,002.910            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,948.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.77778            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080025257               MORTGAGORS:        PATEL, PRAKASH

                                                   PATEL, KALPANA
                                            ADDRESS     :    1618 WEST OCEANFRONT
  MORTGAGE AMT:       277,000.00            CITY               NEWPORT BEA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   92663
  UNPAID BALANCE:    276,135.540            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,509.15            ANNUAL RATE ADJUST:      0.000
  LTV :                 36.20915            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080026370               MORTGAGORS:        HOLT, TRACY

                                                   HOLT, CAROL
                                            ADDRESS     :    10120 SOUTH CHATTEL CIRCL
  MORTGAGE AMT:       132,000.00            CITY               SOUTH JORDA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               UT   84095
  UNPAID BALANCE:    132,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,195.70            ANNUAL RATE ADJUST:      0.000
  LTV :                 38.26087            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080027071               MORTGAGORS:        PATEL, PRAKASHCHA

                                                   PATEL, KALPANA
                                            ADDRESS     :    1058 HOLIDAY DRIVE
  MORTGAGE AMT:       400,000.00            CITY               WEST COVINA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   91791
  UNPAID BALANCE:    398,751.680            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,623.32            ANNUAL RATE ADJUST:      0.000
  LTV :                 45.71429            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080027212               MORTGAGORS:        TELLO, GABRIEL

                                                   TELLO, PATRICIA
                                            ADDRESS     :    4667 ADAGIO LANE
  MORTGAGE AMT:       248,800.00            CITY               CYPRESS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   90630
  UNPAID BALANCE:    248,015.040            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,236.29            ANNUAL RATE ADJUST:      0.000
  LTV :                 49.76000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080032436               MORTGAGORS:        BOLTE, JOHN
                                            ADDRESS     :    340 OLD BAILEY LANE
  MORTGAGE AMT:       280,000.00            CITY               THORNBURY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               PA   19382
  UNPAID BALANCE:    280,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,516.72            ANNUAL RATE ADJUST:      0.000
  LTV :                 50.45045            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080034671               MORTGAGORS:        NAGAO, TORU

                                                   NAGAO, RUMI
                                            ADDRESS     :    1024 12TH STREET NO. 2
  MORTGAGE AMT:       348,000.00            CITY               SANTA MONIC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   90403
  UNPAID BALANCE:    348,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,127.93            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080034986               MORTGAGORS:        FARRIS, DANIEL

                                                   FARRIS, SUZANNE
                                            ADDRESS     :    2476 PROSPECT DRIVE
  MORTGAGE AMT:       622,500.00            CITY               UPLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   91784
  UNPAID BALANCE:    622,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,508.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080035215               MORTGAGORS:        SABAHI, REZA
                                            ADDRESS     :    4201 VIA MARISOL
  MORTGAGE AMT:        93,695.00            CITY               LOS ANGELES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   90042
  UNPAID BALANCE:     93,695.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            809.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.92164            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           05/01/14
  RATE:
07
  --------------------------------------------------------------------------------

  LN # 0080036163               MORTGAGORS:        CARUSO, THOMAS

                                                   CARUSO, CHERYL
                                            ADDRESS     :    122 RODEO DRIVE
  MORTGAGE AMT:       304,000.00            CITY               ARROYO GRAN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   93420
  UNPAID BALANCE:    304,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,732.44            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036783               MORTGAGORS:        RICHARDS, THOMAS
                                                   RICHARDS, CAROLYN
                                            ADDRESS     :    5558 BAY LANDING COURT
  MORTGAGE AMT:       240,000.00            CITY               INDIANAPOLIS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               IN   46254
  UNPAID BALANCE:    238,464.750            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,140.45            ANNUAL RATE ADJUST:      0.000
  LTV :                 51.06000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036791               MORTGAGORS:        KUNTZ, JOSEPH
                                            ADDRESS     :    5838 OLD BRIDGE AVENUE NW
  MORTGAGE AMT:       225,000.00            CITY               MASSILLON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               OH   44646
  UNPAID BALANCE:    222,064.710            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,991.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.29000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           01/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036809               MORTGAGORS:        LEHMILLER, DAVID
                                                   LEHMILLER, NANCY
                                            ADDRESS     :    18173 HWY. 326 NORTH
  MORTGAGE AMT:       326,000.00            CITY               SOUR LAKE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TX   77659
  UNPAID BALANCE:    323,891.930            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,884.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.71000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036825               MORTGAGORS:        BRODERICK, FRANK
                                                   BRODERICK, SANDRA
                                            ADDRESS     :    10898 E. BUTHERUS DRIVE
  MORTGAGE AMT:       288,000.00            CITY               SCOTTSDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               AZ   85255
  UNPAID BALANCE:    285,198.720            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,548.54            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.87000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036833               MORTGAGORS:        ONEL, AYDIN
                                                   ONEL, RENGIN
                                            ADDRESS     :    105 Island Drive
  MORTGAGE AMT:       292,000.00            CITY               SLIDELL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               LA   70458
  UNPAID BALANCE:    290,111.820            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,583.94            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.09000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036841               MORTGAGORS:        COLE, JAMES
                                                   Malin Cole, Jennifer
                                                   M COLE, JENNIFER

                                            ADDRESS     :    150 N. Emily Circle
  MORTGAGE AMT:       324,000.00            CITY               LAFAYETTE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               LA   70508
  UNPAID BALANCE:    321,904.900            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,867.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036858               MORTGAGORS:        KOHNKE, EDWARD
                                            ADDRESS     :    302 Bella Drive
  MORTGAGE AMT:       435,000.00            CITY               METAIRIE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               LA   70005
  UNPAID BALANCE:    432,247.170            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,909.90            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.23000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036866               MORTGAGORS:        DAY, JEPTHA
                                                   DAY, JOYCE
                                            ADDRESS     :    19022 Beaconwoods Drive
  MORTGAGE AMT:       310,000.00            CITY               BATON ROUGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               LA   70817
  UNPAID BALANCE:    307,995.440            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,743.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.67000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036874               MORTGAGORS:        MARTINEZ, MICHAEL
                                                   MARTINEZ, LENORE
                                            ADDRESS     :    9631    CARRIAGE ROAD
  MORTGAGE AMT:       319,000.00            CITY               KENSINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MD   20895
  UNPAID BALANCE:    315,755.260            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,822.86            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.80000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           02/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036882               MORTGAGORS:        REDD, JACK
                                                   REDD, ERMA
                                            ADDRESS     :    2255 N. Tuweap, #19
  MORTGAGE AMT:       274,450.00            CITY               ST  GEORGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               UT   84770
  UNPAID BALANCE:    273,584.120            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,466.83            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036890               MORTGAGORS:        PONTERI, JOSEPH
                                                   PONTERI, SUSAN
                                            ADDRESS     :    3909    CENTRAL AVE
  MORTGAGE AMT:       337,000.00            CITY               WESTERN SPRINGS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IL   60558
  UNPAID BALANCE:    334,820.840            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,982.14            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.08000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036908               MORTGAGORS:        HUGUS, JOHN
                                                   HUGUS, ERIN
                                            ADDRESS     :    3800  W. WAUSAU AVENUE
  MORTGAGE AMT:       380,000.00            CITY               WAUSAU
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               WI   54401
  UNPAID BALANCE:    378,774.840            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,362.66            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.51000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036924               MORTGAGORS:        ST. LAURENT,, GERARD
                                                   ST LAURENT, CYNTHIA
                                            ADDRESS     :    31 RIDGEWOOD ROAD
  MORTGAGE AMT:       372,000.00            CITY               WOODBURY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CT   06798
  UNPAID BALANCE:    369,594.480            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,291.86            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036932               MORTGAGORS:        GIBBS, WILLIAM
                                                   GIBBS, CYNTHIA
                                                   GIBBS, CINDY

                                            ADDRESS     :    16 BLACKBERRY LANE
  MORTGAGE AMT:       293,000.00            CITY               SEARCY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               AR   72143
  UNPAID BALANCE:    291,105.320            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,592.78            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.74000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036957               MORTGAGORS:        MCNAMER, MARTIN
                                                   MCNAMER, NANCY
                                            ADDRESS     :    1199 HUNTERS RIDGE
  MORTGAGE AMT:       480,000.00            CITY               DUBUQUE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IA   52003
  UNPAID BALANCE:    476,393.340            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,247.57            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080036999               MORTGAGORS:        CHOHAN, ASIM
                                                   NAZIR, SAADIA
                                                   CHOHAN, NAZIR

                                            ADDRESS     :    13815 LOST CREEK DRIVE
  MORTGAGE AMT:       407,000.00            CITY               OKLAHOMA CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               OK   73013
  UNPAID BALANCE:    403,083.400            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,629.85            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.68000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037021               MORTGAGORS:        LEHMAN, EDGAR
                                                   LEHMAN, SONJA
                                            ADDRESS     :    10862 SOUTH VIDA DRIVE
  MORTGAGE AMT:       311,000.00            CITY               VILLA PARK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92861
  UNPAID BALANCE:    308,988.970            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,752.07            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.11000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037039               MORTGAGORS:        CROSS, CHRISTOPHER
                                                   SIMONEAUX CROSS, DANI
                                            ADDRESS     :    74 RIVER BLUFF DRIVE
  MORTGAGE AMT:       348,925.00            CITY               MADISONVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               LA   70447
  UNPAID BALANCE:    344,386.960            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,087.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.85000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           01/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037047               MORTGAGORS:        REN DEE, JAMES
                                                   DEE, WEN
                                            ADDRESS     :    573 LOWER VINTNERS CIRCLE
  MORTGAGE AMT:       300,000.00            CITY               FREEMONT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   94539
  UNPAID BALANCE:    298,060.100            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,654.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 35.29000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037054               MORTGAGORS:        WAHL, JOHN
                                                   WAHL, MARIANNE
                                            ADDRESS     :    2801 BRITTANY COURT
  MORTGAGE AMT:       273,000.00            CITY               ST CHARLES
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IL   60175
  UNPAID BALANCE:    271,033.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,415.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.80000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037070               MORTGAGORS:        EDWARDS, CARL
                                                   EDWARDS, STACEY
                                            ADDRESS     :    3511 SPY GLASS
  MORTGAGE AMT:       358,000.00            CITY               JONESBORO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               AR   72404
  UNPAID BALANCE:    355,685.050            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,167.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.68000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037088               MORTGAGORS:        GREGORY REED, JOHN
                                                   REED, TERI
                                            ADDRESS     :    1326 RAINBOW RIDGE LANE
  MORTGAGE AMT:       345,000.00            CITY               ENCINITAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92024
  UNPAID BALANCE:    343,899.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,076.90            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037096               MORTGAGORS:        JARDNO, DIANNE
                                            ADDRESS     :    2511 SESAME STREET
  MORTGAGE AMT:       273,200.00            CITY               SARASOTA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               FL   34231
  UNPAID BALANCE:    271,452.330            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,436.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 45.53000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037104               MORTGAGORS:        CANNARELLA, JOHN
                                                   CANNARELLA, ROSALIE
                                            ADDRESS     :    5164 REYNOLDS AVENUE
  MORTGAGE AMT:       420,000.00            CITY               WAUNAKEE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               WI   53597
  UNPAID BALANCE:    417,313.290            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,745.79            ANNUAL RATE ADJUST:      0.000
  LTV :                 42.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037120               MORTGAGORS:        WEISHEIT, RICHARD
                                                   WEISHEIT, LYNETTE
                                            ADDRESS     :    6327 RIVERIEW LANE
  MORTGAGE AMT:       386,900.00            CITY               DALLAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TX   75248
  UNPAID BALANCE:    383,136.690            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,423.71            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.86000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           02/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037138               MORTGAGORS:        WICK, LORI
                                            ADDRESS     :    8621 MOUNTAIN DRIVE
  MORTGAGE AMT:       260,600.00            CITY               SALADO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TX   76571
  UNPAID BALANCE:    257,738.700            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,324.17            ANNUAL RATE ADJUST:      0.000
  LTV :                 84.06000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           02/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037146               MORTGAGORS:        WINKLER, JORGE
                                                   WINKLER, ANNA
                                            ADDRESS     :    7767 BEAR CLAW LANE
  MORTGAGE AMT:       400,000.00            CITY               BOZEMAN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               MT   59715
  UNPAID BALANCE:    396,351.880            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,484.43            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.05000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037153               MORTGAGORS:        MARSHALL, PAUL
                                                   MARSHALL, AMY
                                            ADDRESS     :    496 ELLIOT ROAD
  MORTGAGE AMT:       300,000.00            CITY               CENTERVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               MA   02632
  UNPAID BALANCE:    298,990.230            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,572.27            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.47000            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037179               MORTGAGORS:        PRUCHNO, CHARLES
                                                   WILLING, MARCIA
                                            ADDRESS     :    3004 FOREST GATE CIRCLE N
  MORTGAGE AMT:       337,500.00            CITY               IOWA CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               IA   52240
  UNPAID BALANCE:    336,435.200            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,033.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037195               MORTGAGORS:        GOOLSBY, CLIFTON
                                                   GOOLSBY, JOYCE
                                            ADDRESS     :    9465 HUNTCLIFF TRACE
  MORTGAGE AMT:       345,800.00            CITY               ATLANTA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               GA   30350
  UNPAID BALANCE:    343,563.930            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,060.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.37000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037203               MORTGAGORS:        CARMODY, THOMAS
                                                   CARMODY, ANN
                                                   CARMODY, RENEE

                                            ADDRESS     :    8 SUMMIT AVENUE
  MORTGAGE AMT:       300,000.00            CITY               HULL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               MA   02045
  UNPAID BALANCE:    298,054.520            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,654.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.79000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080037229               MORTGAGORS:        CAMPBELL, FREDERICK
                                                   SULLIVAN, NANCY
                                            ADDRESS     :    8 BUBBLING BROOK ROAD
  MORTGAGE AMT:       290,000.00            CITY               WALPOLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MA   02081
  UNPAID BALANCE:    289,075.080            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,586.38            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.70000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038037               MORTGAGORS:        SAMBUCCI, JOSEPH

                                                   SAMBUCCI, SUSAN
                                            ADDRESS     :    1389 NOTRE DAME DR
  MORTGAGE AMT:       293,000.00            CITY               LEMONT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IL   60439
  UNPAID BALANCE:    288,223.290            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,592.78            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.94118            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           12/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038045               MORTGAGORS:        DRUMHELLER, DAN

                                                   DRUMHELLER, PAMELA
                                            ADDRESS     :    12301 BEALL SPRING ROAD
  MORTGAGE AMT:       500,000.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MD   20854
  UNPAID BALANCE:    496,731.900            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,389.97            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.94245            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038052               MORTGAGORS:        HANSEN, STEVE

                                                   FORBES, ELIZABETH
                                            ADDRESS     :    1408 EDGEWOOD
  MORTGAGE AMT:       302,000.00            CITY               WINNETKA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IL   60093
  UNPAID BALANCE:    296,941.390            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,672.43            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.20147            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           12/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038060               MORTGAGORS:        LONDON, DEBRA

                                                   GOLDBAS, MERVYN
                                            ADDRESS     :    415 OLD IRON HILL ROAD
  MORTGAGE AMT:       500,000.00            CITY               NEW BRITAIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.00000                               PA   18901
  UNPAID BALANCE:    489,554.510            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,219.28            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.75758            OUTSIDE CONV DATE:
  CURRENT INT           6.00000             MATURITY DATE:           11/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038078               MORTGAGORS:        BRESSI, JOSEPH

                                                   BRESSI, SANDRA
                                            ADDRESS     :    3322 KNOLLS PKWY
  MORTGAGE AMT:       312,000.00            CITY               IJAMSVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MD   21754
  UNPAID BALANCE:    305,814.140            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,739.34            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           11/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038086               MORTGAGORS:        BALIS, STANLEY

                                                   BALIS, SHELLEY
                                            ADDRESS     :    10816 WILLOW RUN COURT
  MORTGAGE AMT:       311,600.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MD   20854
  UNPAID BALANCE:    307,964.230            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,597.90            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.65455            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/09
  RATE:
11
  --------------------------------------------------------------------------------

  LN # 0080038128               MORTGAGORS:        LUO, ERIC

                                                   LUO, ANNA
                                            ADDRESS     :    10319 YEARLING DRIVE
  MORTGAGE AMT:       298,700.00            CITY               ROCKVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               MD   20850
  UNPAID BALANCE:    295,856.330            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,684.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.87000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           02/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038136               MORTGAGORS:        LINDHOLM, TAGE

                                                   LINDHOLM, HILLEVI
                                            ADDRESS     :    952 SPRUCE ST.
  MORTGAGE AMT:       354,000.00            CITY               WINNETKA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               IL   60093
  UNPAID BALANCE:    351,735.470            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,157.16            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.62338            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038144               MORTGAGORS:        WALSH, DANIEL

                                                   WALSH, NANCY
                                            ADDRESS     :    231 N. WASHINGTON AVENUE
  MORTGAGE AMT:       257,500.00            CITY               PARK RIDGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               IL   60068
  UNPAID BALANCE:    255,834.930            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,278.64            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.15341            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038177               MORTGAGORS:        MAY, RICHARD

                                                   MAY, JACQUELINE
                                            ADDRESS     :    963 MAGOTHY AVENUE
  MORTGAGE AMT:       457,000.00            CITY               ARNOLD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               MD   21012
  UNPAID BALANCE:    453,980.760            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,980.96            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.75676            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080038292               MORTGAGORS:        TALLEY, ANDREW

                                                   TALLEY, ROXANNE
                                            ADDRESS     :    21221 HILLSIDE LANE
  MORTGAGE AMT:       414,400.00            CITY               HUNTINGTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92646
  UNPAID BALANCE:    413,078.330            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,695.84            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.75385            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080040108               MORTGAGORS:        ROBLES, GRACE
                                                   Robles, Grace

                                                   CASTILLO, JUANITA
                                            ADDRESS     :    368 CURTIS AVENUE
  MORTGAGE AMT:       119,700.00            CITY               FOWLER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               CA   93625
  UNPAID BALANCE:    119,700.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,092.70            ANNUAL RATE ADJUST:      0.000
  LTV :                 95.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080041684               MORTGAGORS:        HULL, SAMUEL
                                                   Hull, Barbara

                                                   HULL, BARBARA
                                            ADDRESS     :    3570 SHALLOW CREEK ROAD
  MORTGAGE AMT:       254,400.00            CITY               LOOMIS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               CA   95650
  UNPAID BALANCE:    253,623.210            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,340.29            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080043433               MORTGAGORS:        BRADY, THOMAS

                                                   BRADY, GALYNN
                                            ADDRESS     :    317 PORTOLA DRIVE
  MORTGAGE AMT:       441,000.00            CITY               SAN MATEO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   94403
  UNPAID BALANCE:    432,529.320            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,963.83            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.84615            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           11/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080043557               MORTGAGORS:        HALL, CHARLES

                                                   HALL, ANICETA
                                            ADDRESS     :    1010 SYCUAN SUMMIT DRIVE
  MORTGAGE AMT:       339,000.00            CITY               EL CAJON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92020
  UNPAID BALANCE:    339,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,999.84            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.22096            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080043839               MORTGAGORS:        MAKARENKO, IGOR

                                                   MAKARENKO, OLIVIA
                                            ADDRESS     :    3586 COUR DU VIN
  MORTGAGE AMT:       340,000.00            CITY               SAN JOSE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   95148
  UNPAID BALANCE:    340,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,008.70            ANNUAL RATE ADJUST:      0.000
  LTV :                 69.38776            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080044928               MORTGAGORS:        ESLAMI, KEYVAN
                                            ADDRESS     :    705 SOUTH OAK KNOLL AVENU
  MORTGAGE AMT:       343,000.00            CITY               PASADENA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   91106
  UNPAID BALANCE:    343,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,059.07            ANNUAL RATE ADJUST:      0.000
  LTV :                 55.32258            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080044985               MORTGAGORS:        SCOLLARD, MICHAEL

                                                   SCOLLARD, LUCILLE
                                            ADDRESS     :    484 VERMONT AVENUE
  MORTGAGE AMT:       320,000.00            CITY               BERKELEY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   94707
  UNPAID BALANCE:    320,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,809.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.36842            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080045339               MORTGAGORS:        MEDINA, SHARON
                                            ADDRESS     :    17057 NW 23 STREET
  MORTGAGE AMT:        86,700.00            CITY               PEMBROKE PI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               FL   33028
  UNPAID BALANCE:     86,168.900            OPTION TO CONVERT :      No
  MONTHLY P&I:            797.58            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.13579            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           03/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080045347               MORTGAGORS:        MAO, KATHERINE
                                            ADDRESS     :    8802 GULFVIEW DRIVE
  MORTGAGE AMT:       141,000.00            CITY               ROWLETT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TX   75088
  UNPAID BALANCE:    140,088.240            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,247.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99818            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080046097               MORTGAGORS:        MAHDIAN, JAN

                                                   MAHDIAN, HOMA
                                            ADDRESS     :    324 SOUTH ROYAL RIDGE DRI
  MORTGAGE AMT:       307,000.00            CITY               ANAHEIM
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   92807
  UNPAID BALANCE:    307,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,780.91            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.40000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080046220               MORTGAGORS:        MARTIN, JONATHAN

                                                   MARTIN, ANNA
                                            ADDRESS     :    12033 NORTH ORGAN PIPE CI
  MORTGAGE AMT:       499,000.00            CITY               FOUNTAIN HI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               AZ   85268
  UNPAID BALANCE:    499,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,381.19            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.92593            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080047384               MORTGAGORS:        TRAN, HAI

                                                   TRAN, HUE
                                            ADDRESS     :    1102 EAST CARTAGENA DRIVE
  MORTGAGE AMT:       170,000.00            CITY               LONG BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   90807
  UNPAID BALANCE:    169,445.950            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,492.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 52.55023            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080047467               MORTGAGORS:        CHARCHOUR, ADNANE
                                            ADDRESS     :    185 HARRISON STREET
  MORTGAGE AMT:       332,500.00            CITY               LEONIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               NJ   07605
  UNPAID BALANCE:    331,439.530            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,965.42            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.92788            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080052475               MORTGAGORS:        ONO, DIANA
                                            ADDRESS     :    4257 DOGWOOD AVENUE
  MORTGAGE AMT:       241,437.00            CITY               SEAL BEACH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   90740
  UNPAID BALANCE:    241,437.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,119.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 53.77216            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
02
  --------------------------------------------------------------------------------

  LN # 0080055023               MORTGAGORS:        ARAGHI, NASSER

                                                   ARAGHI, MARYAM
                                            ADDRESS     :    29422 CLIPPER WAY
  MORTGAGE AMT:       289,000.00            CITY               LAGUNA NIGU
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.12500                               CA   92677
  UNPAID BALANCE:    289,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,458.31            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.80000            OUTSIDE CONV DATE:
  CURRENT INT           6.12500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080055510               MORTGAGORS:        LEE, DAR SHYANG

                                                   CHEN, SHIANG LIN
                                            ADDRESS     :    32533 CARMEL WAY
  MORTGAGE AMT:       317,400.00            CITY               UNION CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   94587
  UNPAID BALANCE:    317,400.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,830.75            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99214            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080055841               MORTGAGORS:        wICHA, PAUL

                                                   JENKINS, JENNIFER
                                            ADDRESS     :    2570 FAIRWAY VILLAGE DRIV
  MORTGAGE AMT:       335,000.00            CITY               PARK CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               UT   84060
  UNPAID BALANCE:    335,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,918.21            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.67677            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080058878               MORTGAGORS:        DHALIWAL, SAKUNDER

                                                   DHALIWAL, GURDEV
                                            ADDRESS     :    19963 SUNSET VISTA
  MORTGAGE AMT:       255,000.00            CITY               WALNUT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   91789
  UNPAID BALANCE:    255,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,256.52            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.89320            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080059025               MORTGAGORS:        WU, CECELIA

                                                   SAWADA, SAMUEL
                                            ADDRESS     :    11504 RIDGE MIST TERRACE
  MORTGAGE AMT:       375,000.00            CITY               POTOMAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               MD   20854
  UNPAID BALANCE:    375,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,215.34            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.80734            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080061468               MORTGAGORS:        REICHMAN, VICTOR
                                            ADDRESS     :    465 HACIENDA DRIVE
  MORTGAGE AMT:       299,000.00            CITY               PALMDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   93551
  UNPAID BALANCE:    299,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,666.65            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.94737            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080061633               MORTGAGORS:        STRUMWASSER, MARK

                                                   STRUMWASSER, TRUDIE
                                            ADDRESS     :    7501 LILLA PLACE
  MORTGAGE AMT:       275,000.00            CITY               WEST HILLS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   91304
  UNPAID BALANCE:    275,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,414.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.51282            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080063878               MORTGAGORS:        ROBERTS, JOHN

                                                   ROBERTS, PATTI
                                            ADDRESS     :    9481 TRAILBLAZER WAY
  MORTGAGE AMT:       260,000.00            CITY               GILROY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   95020
  UNPAID BALANCE:    259,070.820            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,355.17            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.86364            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080064082               MORTGAGORS:        FORREST, WILLIAM
                                            ADDRESS     :    2868 SOUTH TIOGA WAY
  MORTGAGE AMT:       581,250.00            CITY               LAS VEGAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               NV   89117
  UNPAID BALANCE:    579,475.210            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,347.06            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080064207               MORTGAGORS:        BLECHMAN, DAN
                                            ADDRESS     :    4174 LANAI ROAD
  MORTGAGE AMT:       288,750.00            CITY               ENCINO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91436
  UNPAID BALANCE:    282,260.340            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,595.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           10/01/13
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080064330               MORTGAGORS:        WU, ALEX

                                                   WU, ANN
                                            ADDRESS     :    3040 STREET OF THE CHIMES
  MORTGAGE AMT:       455,000.00            CITY               CHINO HILLS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91709
  UNPAID BALANCE:    453,564.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,089.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.96668            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080064348               MORTGAGORS:        WAHBEH, EMILE
                                            ADDRESS     :    7643 PINEVILLE CIRCLE
  MORTGAGE AMT:       319,200.00            CITY               CASTRO VALL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   94552
  UNPAID BALANCE:    318,170.860            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,824.64            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.64516            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080064371               MORTGAGORS:        CHANG, JAMES

                                                   CHANG, QUINNIE
                                            ADDRESS     :    46 VIA MALONA
  MORTGAGE AMT:       500,000.00            CITY               RANCHO PALO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   90275
  UNPAID BALANCE:    494,326.090            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,424.55            ANNUAL RATE ADJUST:      0.000
  LTV :                 55.55556            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080064868               MORTGAGORS:        LI, WEI

                                                   CHEN, MEI
                                            ADDRESS     :    615 WEST HARTWELL COURT
  MORTGAGE AMT:       336,550.00            CITY               ALTADENA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   91001
  UNPAID BALANCE:    335,453.150            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,954.89            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.99059            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080065493               MORTGAGORS:        DAHLAN, AMNAJ

                                                   SATAYOTHIN, PORNTHIP
                                            ADDRESS     :    8302 DRACAENA DRIVE
  MORTGAGE AMT:       136,000.00            CITY               BUENA PARK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   90620
  UNPAID BALANCE:    136,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,222.41            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080065550               MORTGAGORS:        KOTKIN, MICHAEL

                                                   KOTKIN, LORI
                                            ADDRESS     :    10 CREEK RIDGE RD
  MORTGAGE AMT:       399,900.00            CITY               BAYVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               NY   11709
  UNPAID BALANCE:    398,692.250            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,707.13            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.05556            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:
52
  --------------------------------------------------------------------------------

  LN # 0080065832               MORTGAGORS:        DURKEE, JONATHAN
                                                   Durkee, Susan
                                            ADDRESS     :    17 Durham Drive
  MORTGAGE AMT:       340,000.00            CITY               Lynnfield
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.25000                               MA   01940
  UNPAID BALANCE:    338,855.600            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,915.24            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.39000            OUTSIDE CONV DATE:
  CURRENT INT           6.25000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080065865               MORTGAGORS:        BALTZ, CURTIS
                                                   BALTZ, KATHRYN
                                            ADDRESS     :    2560 E. SHADY LANE
  MORTGAGE AMT:       345,750.00            CITY               Neenah
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               WI   54956
  UNPAID BALANCE:    343,538.250            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,083.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.03000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066293               MORTGAGORS:        YONGE, HOWARD
                                                   YONGE, AMELIA

                                                   YONGE, AMELIE
                                            ADDRESS     :    18 LAKESIDE DRIVE
  MORTGAGE AMT:       421,500.00            CITY               PENSACOLA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               FL   32507
  UNPAID BALANCE:    409,792.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,729.89            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.84615            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           12/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066301               MORTGAGORS:        NOVAKOVIC, MICHAEL

                                                   NOVAKOVIC, PHEBE
                                            ADDRESS     :    960 TOWLSTON ROAD
  MORTGAGE AMT:       456,000.00            CITY               MCLEAN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               VA   22102
  UNPAID BALANCE:    425,873.900            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,130.60            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           09/01/12
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066319               MORTGAGORS:        CHAMPAGNE, GREGORY

                                                   CHAMPAGNE, ELIZABETH
                                            ADDRESS     :    134 WEST BAYOU PARKWAY
  MORTGAGE AMT:       296,000.00            CITY               LAFAYETTE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               LA   70503
  UNPAID BALANCE:    295,024.850            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,578.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066327               MORTGAGORS:        BALOGH, ATTILA

                                                   BALOGH, ENIKO
                                            ADDRESS     :    LOT 31 BAYRIDGES DRIVE
  MORTGAGE AMT:       292,580.00            CITY               BENTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               LA   71006
  UNPAID BALANCE:    288,734.080            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,568.84            ANNUAL RATE ADJUST:      0.000
  LTV :                 94.99844            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           01/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066335               MORTGAGORS:        MCHORNEY, RAYMOND

                                                   MCHORNEY, DEBORAH
                                            ADDRESS     :    4420 BRIGHTON MEWS
  MORTGAGE AMT:       176,000.00            CITY               SUFFOLK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               VA   23435
  UNPAID BALANCE:    175,437.040            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,569.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 94.62366            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066343               MORTGAGORS:        YUKE, GARY

                                                   YUKE, CAROL
                                            ADDRESS     :    1926 CHATSWORTH LANE
  MORTGAGE AMT:       248,000.00            CITY               CARMICHAEL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   95608
  UNPAID BALANCE:    247,209.030            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,211.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066350               MORTGAGORS:        WISE, JOHN

                                                   WISE, CAROL
                                            ADDRESS     :    1815 FOREST GROVE LANE
  MORTGAGE AMT:       616,000.00            CITY               LUCAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               TX   75002
  UNPAID BALANCE:    613,970.640            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,366.03            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066368               MORTGAGORS:        WIGHT, JAMES

                                                   WIGHT, CYNTHIA
                                            ADDRESS     :    14906 ZANZIBAR LANE
  MORTGAGE AMT:        81,000.00            CITY               PFLUGERVILL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TX   78660
  UNPAID BALANCE:     80,481.820            OPTION TO CONVERT :      No
  MONTHLY P&I:            722.41            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.70093            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066376               MORTGAGORS:        WIGHT, JAMES

                                                   R S WIGHT, CYNTHIA
                                            ADDRESS     :    13405 MOSCOW TRAIL
  MORTGAGE AMT:        91,000.00            CITY               AUSTIN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TX   78729
  UNPAID BALANCE:     90,417.860            OPTION TO CONVERT :      No
  MONTHLY P&I:            811.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.11864            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066384               MORTGAGORS:        WEINER, MICHAEL

                                                   WEINER, WYNNE
                                            ADDRESS     :    8 WOODHILL ROAD
  MORTGAGE AMT:       725,000.00            CITY               TENAFLY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               NJ   07670
  UNPAID BALANCE:    725,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          6,465.95            ANNUAL RATE ADJUST:      0.000
  LTV :                 65.90909            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066392               MORTGAGORS:        VISOKY, STEVEN

                                                   VISOKY, SUSAN
                                            ADDRESS     :    11 DEER RUN
  MORTGAGE AMT:       375,000.00            CITY               RYE BROOK
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               NY   10573
  UNPAID BALANCE:    367,565.030            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,292.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.59375            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           11/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066400               MORTGAGORS:        VERKERK, DARYL

                                                   VERKERK, PAULA
                                            ADDRESS     :    4333 MALLARD CREEK CIRCLE
  MORTGAGE AMT:       143,200.00            CITY               STOCKTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   95207
  UNPAID BALANCE:    142,705.500            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,267.20            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066418               MORTGAGORS:        VAZZANA, THOMAS

                                                   VAZZANA, KATHLEEN
                                            ADDRESS     :    226 LAWRENCE AVENUE
  MORTGAGE AMT:       340,000.00            CITY               STATEN ISLA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               NY   10310
  UNPAID BALANCE:    337,661.420            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,056.02            ANNUAL RATE ADJUST:      0.000
  LTV :                 61.81818            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066426               MORTGAGORS:        VAUGHAN, PAUL

                                                   VAUGHAN, STACEY
                                            ADDRESS     :    4309 WESTWAY AVENUE
  MORTGAGE AMT:       590,000.00            CITY               DALLAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TX   75205
  UNPAID BALANCE:    583,068.800            OPTION TO CONVERT :      No
  MONTHLY P&I:          6,774.63            ANNUAL RATE ADJUST:      0.000
  LTV :                 42.75362            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/09
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066434               MORTGAGORS:        TANG, JOW LIN

                                                   TANG, YAO YING
                                            ADDRESS     :    524 GREEN ACRE DRIVE
  MORTGAGE AMT:       588,000.00            CITY               FULLERTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   92835
  UNPAID BALANCE:    582,219.120            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,162.61            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           02/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066442               MORTGAGORS:        SYMONDS, FRANK

                                                   SYMONDS, LISA
                                            ADDRESS     :    119 FERNWOOD DRIVE
  MORTGAGE AMT:       343,000.00            CITY               SAN RAFAEL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   94901
  UNPAID BALANCE:    341,894.140            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,035.24            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.13793            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066459               MORTGAGORS:        STANLEY, ARTHUR

                                                   CHABOT STANL, MARY
                                            ADDRESS     :    1574 PLACID COURT
  MORTGAGE AMT:       304,000.00            CITY               SIMI VALLEY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   93065
  UNPAID BALANCE:    303,009.220            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,669.11            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066467               MORTGAGORS:        SMITH, RICKEY

                                                   SMITH, REBECCA
                                            ADDRESS     :    6422 CABLE COURT
  MORTGAGE AMT:       131,000.00            CITY               ORANGEVALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   95662
  UNPAID BALANCE:    127,932.410            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,141.16            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.22222            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066475               MORTGAGORS:        SKOFF, HILLEL

                                                   SKOFF, ROBERTA
                                            ADDRESS     :    28 BUCKMINSTER ROAD
  MORTGAGE AMT:       408,000.00            CITY               BROOKLINE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               MA   02146
  UNPAID BALANCE:    405,418.050            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,667.22            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066483               MORTGAGORS:        SHAEFFER, RICHARD

                                                   SHAEFFER, NANCY
                                            ADDRESS     :    4942 WESTON COURT NORTH
  MORTGAGE AMT:       350,000.00            CITY               PLYMOUTH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               MN   55446
  UNPAID BALANCE:    341,881.690            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,072.98            ANNUAL RATE ADJUST:      0.000
  LTV :                 66.66667            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           10/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066491               MORTGAGORS:        SCHUPP, JOSEPH
                                            ADDRESS     :    8002 COPELAND ROAD
  MORTGAGE AMT:       269,500.00            CITY               ODESSA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               FL   33556
  UNPAID BALANCE:    267,757.310            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,384.84            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066509               MORTGAGORS:        SANCHEZ, PEDRO

                                                   SANCHEZ, ADELA
                                            ADDRESS     :    1145 RAINBOW AVENUE
  MORTGAGE AMT:        91,950.00            CITY               CALEXICO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92231
  UNPAID BALANCE:     90,466.750            OPTION TO CONVERT :      No
  MONTHLY P&I:            820.07            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.95652            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           12/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066517               MORTGAGORS:        ROSEMAN, DENNIS

                                                   BONNAR, CATHERINE
                                            ADDRESS     :    2124 LYON AVENUE
  MORTGAGE AMT:       286,000.00            CITY               BELMONT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   94002
  UNPAID BALANCE:    285,097.680            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,570.65            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.09524            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066525               MORTGAGORS:        REID, JANE

                                                   REID, MAX
                                            ADDRESS     :    18815 FITZPATRICK LANE
  MORTGAGE AMT:       353,000.00            CITY               OCCIDENTAL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   95465
  UNPAID BALANCE:    351,861.890            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,123.74            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.48000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066533               MORTGAGORS:        MOSKOWITZ, GEORGE

                                                   MOSKOWITZ, MICHELE
                                            ADDRESS     :    974 EAST 17TH STREET
  MORTGAGE AMT:       264,500.00            CITY               BROOKLYN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               NY   11230
  UNPAID BALANCE:    263,637.960            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,322.30            ANNUAL RATE ADJUST:      0.000
  LTV :                 52.90000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066541               MORTGAGORS:        MERCER, JAMES
                                            ADDRESS     :    447 BELLEVUE AVENUE
  MORTGAGE AMT:       300,000.00            CITY               NEWPORT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               RI   02840
  UNPAID BALANCE:    298,593.750            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,592.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 31.57895            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066558               MORTGAGORS:        MCGRAW, COLIN

                                                   MCGRAW, SANDRA
                                            ADDRESS     :    3528 RIPPLING WAY
  MORTGAGE AMT:       318,500.00            CITY               LAUREL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               MD   20724
  UNPAID BALANCE:    318,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,862.77            ANNUAL RATE ADJUST:      0.000
  LTV :                 86.08108            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066574               MORTGAGORS:        MCCREADY, PAUL

                                                   MCCREADY, BETH
                                            ADDRESS     :    15639 WAKE STREET NE
  MORTGAGE AMT:       370,000.00            CITY               HAM LAKE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               MN   55304
  UNPAID BALANCE:    368,845.300            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,351.58            ANNUAL RATE ADJUST:      0.000
  LTV :                 56.92308            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066582               MORTGAGORS:        MALANDRUCCOL, FRANK

                                                   MALANDRUCCOL, ROSEANN
                                            ADDRESS     :    34 FERNWOOD DRIVE
  MORTGAGE AMT:       128,400.00            CITY               NEW CITY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.75000                               NY   10956
  UNPAID BALANCE:    128,020.650            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,208.60            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066590               MORTGAGORS:        MAEWALL, SUNDEEP

                                                   MAEWALL, JYOTI
                                            ADDRESS     :    6 COOK STREET
  MORTGAGE AMT:       298,000.00            CITY               WESTBOROUGH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MA   01581
  UNPAID BALANCE:    297,049.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,657.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 59.30348            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066608               MORTGAGORS:        LUPTON, RICHARD

                                                   LUPTON, CAROL
                                            ADDRESS     :    225 LEDGEWOOD DRIVE
  MORTGAGE AMT:       265,000.00            CITY               HANOVER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MA   02339
  UNPAID BALANCE:    263,901.510            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,363.42            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.24176            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066616               MORTGAGORS:        LOARD, GARRETT
                                            ADDRESS     :    2312 ROSEMONT PLACE
  MORTGAGE AMT:       396,000.00            CITY               MONTGOMERY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               AL   36111
  UNPAID BALANCE:    394,695.410            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,449.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066624               MORTGAGORS:        LIU, HAO CHIH

                                                   PAN, YU JUNG
                                            ADDRESS     :    9176 MC ELWEE RIVER
  MORTGAGE AMT:       285,000.00            CITY               FOUNTAIN VA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   92708
  UNPAID BALANCE:    284,100.830            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,561.67            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.67470            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066632               MORTGAGORS:        LEDERMAN, RICHARD

                                                   LEDERMAN, ROBIN
                                            ADDRESS     :    3460 HENDERSON CIRCLE
  MORTGAGE AMT:       303,200.00            CITY               SANTA ROSA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   95403
  UNPAID BALANCE:    303,200.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,683.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066640               MORTGAGORS:        KNAPP, RICHARD

                                                   HAKE, LISA
                                            ADDRESS     :    320 SPARKES ROAD
  MORTGAGE AMT:       333,000.00            CITY               SEBASTOPOL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   95472
  UNPAID BALANCE:    330,892.670            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,993.10            ANNUAL RATE ADJUST:      0.000
  LTV :                 67.95918            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066657               MORTGAGORS:        KLEINDORFER, PAUL
                                                   OLEN, STEPHANIE

                                                   OLEN, STEPHANIE
                                            ADDRESS     :    2425 MANNING STREET
  MORTGAGE AMT:       323,950.00            CITY               PHILADELPHI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               PA   19103
  UNPAID BALANCE:    322,927.950            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,911.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 88.75342            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066665               MORTGAGORS:        KAW, TEN HO

                                                   KAW, LI
                                            ADDRESS     :    9046 CARSON RIVER CIRCLE
  MORTGAGE AMT:       196,000.00            CITY               FOUNTAIN VA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92708
  UNPAID BALANCE:    195,368.070            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,734.43            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.30769            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066673               MORTGAGORS:        KARACH, THOMAS

                                                   KARACH, LISA
                                            ADDRESS     :    602 HARING FARM CT
  MORTGAGE AMT:       366,500.00            CITY               RIVERVALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               NJ   07675
  UNPAID BALANCE:    365,331.090            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,268.65            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.30000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066681               MORTGAGORS:        KAO, WEI

                                                   KAO, MARINA
                                            ADDRESS     :    6040 VIA SONOMA
  MORTGAGE AMT:       420,000.00            CITY               RANCHO PALO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   90275
  UNPAID BALANCE:    420,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,745.79            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.61538            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066699               MORTGAGORS:        JORDAN, MARION

                                                   JORDAN, CHERYL
                                            ADDRESS     :    3309 OLD POINT ROAD
  MORTGAGE AMT:       290,000.00            CITY               EDGEWATER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               MD   21037
  UNPAID BALANCE:    287,075.080            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,586.38            ANNUAL RATE ADJUST:      0.000
  LTV :                 38.66667            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066707               MORTGAGORS:        JENKINS, DIANE
                                            ADDRESS     :    618 RUDD ROAD
  MORTGAGE AMT:        97,500.00            CITY               VISTA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92084
  UNPAID BALANCE:     97,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:            869.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 42.39130            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066715               MORTGAGORS:        JASINSKI CAL, MARY

                                                   CALDWELL, WILLIAM
                                            ADDRESS     :    8 TALLY HO DRIVE
  MORTGAGE AMT:       274,700.00            CITY               ELKTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               MD   21921
  UNPAID BALANCE:    273,795.020            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,392.94            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.64674            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066723               MORTGAGORS:        HERSKOWITZ, THOMAS

                                                   HERSKOWITZ, PATRICIA
                                            ADDRESS     :    15485 WILLOW RANCH TRAIL
  MORTGAGE AMT:       300,000.00            CITY               POWAY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92064
  UNPAID BALANCE:    290,079.170            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,654.73            ANNUAL RATE ADJUST:      0.000
  LTV :                 57.69231            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           07/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066731               MORTGAGORS:        HARDY, BRUCE
                                            ADDRESS     :    504 SOUTH EVERGREEN STREE
  MORTGAGE AMT:       151,900.00            CITY               VENTURA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   93003
  UNPAID BALANCE:    151,425.950            OPTION TO CONVERT :      No
  MONTHLY P&I:          1,375.96            ANNUAL RATE ADJUST:      0.000
  LTV :                 70.00000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066756               MORTGAGORS:        DYBBRO, PAUL

                                                   MARTINEZ, ALMA
                                            ADDRESS     :    815 WALNUT AVENUE
  MORTGAGE AMT:       449,000.00            CITY               BURLINGAME
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   94010
  UNPAID BALANCE:    447,583.430            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,035.74            ANNUAL RATE ADJUST:      0.000
  LTV :                 51.60920            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066764               MORTGAGORS:        CONDARA, HAROLD

                                                   CONDARA, SALLY
                                            ADDRESS     :    11208 WILDING LANE
  MORTGAGE AMT:       331,000.00            CITY               HOUSTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               TX   77024
  UNPAID BALANCE:    327,390.830            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,883.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 47.28571            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           02/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066772               MORTGAGORS:        COLLINS, SCOT

                                                   COLLINS, ELIZABETH
                                            ADDRESS     :    300 LEAFY HOLLOW LANE
  MORTGAGE AMT:       284,000.00            CITY               MCGREGOR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               TX   76657
  UNPAID BALANCE:    282,993.660            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,592.54            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.80822            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066780               MORTGAGORS:        BROWNSTEIN, ARNOLD

                                                   BROWNSTEIN, FRANCES
                                            ADDRESS     :    3414 OAKWOOD CIRCLE
  MORTGAGE AMT:       290,000.00            CITY               ASHLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               KY   41102
  UNPAID BALANCE:    289,054.850            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,546.19            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.88981            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066806               MORTGAGORS:        BERNSTEIN, RICHARD

                                                   BERNSTEIN, BARBARA
                                            ADDRESS     :    37 PHEASANT RUN LANE
  MORTGAGE AMT:       320,000.00            CITY               DIX HILLS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.25000                               NY   11746
  UNPAID BALANCE:    318,018.360            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,921.17            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.92008            OUTSIDE CONV DATE:
  CURRENT INT           7.25000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066814               MORTGAGORS:        BAUMANN, DAVID

                                                   BAUMANN, LYNNE
                                            ADDRESS     :    5948 SUMMIT LANE NE
  MORTGAGE AMT:       277,000.00            CITY               ROCHESTER
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               MN   55906
  UNPAID BALANCE:    264,598.240            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,489.76            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.93617            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066822               MORTGAGORS:        RAY, NIKKI

                                                   RAY, DONNA
                                            ADDRESS     :    1562 CAMINO DEL MAR #635
  MORTGAGE AMT:       286,000.00            CITY               DEL MAR
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92014
  UNPAID BALANCE:    282,100.650            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,550.71            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           01/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066848               MORTGAGORS:        SCHULTZ, ALVIN
                                                   SCHULTZ, JUDITH

                                                   SCHULTZ, JUDY
                                            ADDRESS     :    205 CHIMNEY ROCK DRIVE
  MORTGAGE AMT:       297,000.00            CITY               NORTH LITTL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               AR   72116
  UNPAID BALANCE:    296,021.560            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,587.19            ANNUAL RATE ADJUST:      0.000
  LTV :                 60.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066855               MORTGAGORS:        STAHL, MILTON

                                                   STAHL, BEVERLY
                                            ADDRESS     :    5810 HERSHINGER CLOSE
  MORTGAGE AMT:       265,000.00            CITY               DULUTH
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               GA   30155
  UNPAID BALANCE:    263,267.890            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,326.69            ANNUAL RATE ADJUST:      0.000
  LTV :                 68.65285            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066871               MORTGAGORS:        RATON, ANGEL

                                                   RATON, BERTHA
                                            ADDRESS     :    17 PALLAZO
  MORTGAGE AMT:       295,000.00            CITY               LAGUNA NIGU
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.00000                               CA   92677
  UNPAID BALANCE:    292,966.170            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,489.38            ANNUAL RATE ADJUST:      0.000
  LTV :                 45.87869            OUTSIDE CONV DATE:
  CURRENT INT           6.00000             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066889               MORTGAGORS:        MITCHELL, JAMES

                                                   MITCHELL, MARION
                                            ADDRESS     :    5320 CHANDLEY FARM CIRCLE
  MORTGAGE AMT:       564,500.00            CITY               CENTREVILLE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               VA   20120
  UNPAID BALANCE:    562,679.990            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,995.32            ANNUAL RATE ADJUST:      0.000
  LTV :                 77.64787            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066905               MORTGAGORS:        JOHNSON, GARY

                                                   JOHNSON, MELANIE
                                            ADDRESS     :    7420 CAMINITO BASSANO WES
  MORTGAGE AMT:       517,600.00            CITY               LA JOLLA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   92037
  UNPAID BALANCE:    513,761.350            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,544.50            ANNUAL RATE ADJUST:      0.000
  LTV :                 51.76000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066913               MORTGAGORS:        HUROWITZ, DAVID

                                                   HUROWITZ, THERESA
                                            ADDRESS     :    10489 E. HONEY MESQUITE
  MORTGAGE AMT:       510,900.00            CITY               SCOTTSDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               AZ   85262
  UNPAID BALANCE:    509,216.890            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,450.49            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.60000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066921               MORTGAGORS:        S  HILL, DAVID

                                                   ORNELAS, TERESA
                                            ADDRESS     :    1760 BURGUNDY ROAD
  MORTGAGE AMT:       290,000.00            CITY               ENCINITAS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.50000                               CA   92024
  UNPAID BALANCE:    289,124.160            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,688.34            ANNUAL RATE ADJUST:      0.000
  LTV :                 73.04786            OUTSIDE CONV DATE:
  CURRENT INT           7.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066939               MORTGAGORS:        CUELLAR, ARNOLDO

                                                   CUELLAR, JAN
                                            ADDRESS     :    108 PALISADES DRIVE
  MORTGAGE AMT:       388,500.00            CITY               PORTLAND
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               TX   78374
  UNPAID BALANCE:    388,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,437.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.93827            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080066947               MORTGAGORS:        CHERNOW, JOSEPH
                                            ADDRESS     :    19 LEEWARD LANE
  MORTGAGE AMT:       328,000.00            CITY               HOUSTON
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               TX   77058
  UNPAID BALANCE:    318,013.310            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,925.28            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           08/01/13
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080067671               MORTGAGORS:        SHAW, WILLIAM

                                                   SHAW, ILEANA
                                            ADDRESS     :    1932 TONDOLEA LANE
  MORTGAGE AMT:       272,000.00            CITY               LA CANADA F
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   91011
  UNPAID BALANCE:    272,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,463.87            ANNUAL RATE ADJUST:      0.000
  LTV :                 54.40000            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080071863               MORTGAGORS:        IANTUONO, JOSEPH

                                                   IANTUONO, MARY
                                            ADDRESS     :    57 VERNON PARKWAY
  MORTGAGE AMT:       320,000.00            CITY               MOUNT VERNO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               NY   10552
  UNPAID BALANCE:    320,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,809.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.41860            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080071871               MORTGAGORS:        BAUM, CHRISTOPHE

                                                   BAUM, JOANNE
                                            ADDRESS     :    2 FOX DEN LANE
  MORTGAGE AMT:       307,500.00            CITY               NORTH SALEM
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               NY   10560
  UNPAID BALANCE:    307,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,699.84            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080072606               MORTGAGORS:        PRUETT, ALIS

                                                   PRUETT, STEVE
                                            ADDRESS     :    1708 HIGHLAND AVENUE
  MORTGAGE AMT:       294,500.00            CITY               GLENDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91202
  UNPAID BALANCE:    294,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,647.05            ANNUAL RATE ADJUST:      0.000
  LTV :                 72.71605            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080075047               MORTGAGORS:        RUIZ, JOHN

                                                   RUIZ, ELIZABETH
                                            ADDRESS     :    3287 STAR CANYON CIRCLE
  MORTGAGE AMT:       294,000.00            CITY               CORONA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91720
  UNPAID BALANCE:    294,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,642.56            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.43038            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080075120               MORTGAGORS:        LARSEN, BRADLEY
                                            ADDRESS     :    36 SOUTH LA SENDA DRIVE
  MORTGAGE AMT:       466,000.00            CITY               LAGUNA BEAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92677
  UNPAID BALANCE:    466,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,123.68            ANNUAL RATE ADJUST:      0.000
  LTV :                 47.79487            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080075153               MORTGAGORS:        JACKSON, JON
                                            ADDRESS     :    4364 23RD STREET
  MORTGAGE AMT:       367,000.00            CITY               SAN FRANCIS
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   94114
  UNPAID BALANCE:    367,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,222.24            ANNUAL RATE ADJUST:      0.000
  LTV :                 39.67568            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080075187               MORTGAGORS:        WHITE, TOM

                                                   WHITE, MARTHA
                                            ADDRESS     :    29682 AVANTE
  MORTGAGE AMT:       380,000.00            CITY               LAGUNA NIGU
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.75000                               CA   92677
  UNPAID BALANCE:    380,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,362.66            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.16667            OUTSIDE CONV DATE:
  CURRENT INT           6.75000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080075203               MORTGAGORS:        SAXENA, SUNITA
                                            ADDRESS     :    323 SANTA ROSA ROAD
  MORTGAGE AMT:       310,000.00            CITY               ARCADIA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CA   91007
  UNPAID BALANCE:    310,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,786.37            ANNUAL RATE ADJUST:      0.000
  LTV :                 78.48101            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080075310               MORTGAGORS:        YU, JAMES

                                                   YU, MARY
                                            ADDRESS     :    19553 CELTIC STREET
  MORTGAGE AMT:       325,000.00            CITY               NORTHRIDGE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   91326
  UNPAID BALANCE:    325,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,853.48            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.26829            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080077456               MORTGAGORS:        SMITH, SCOTT

                                                   SMITH, DORTHA
                                            ADDRESS     :    30932 BELLE MAISON
  MORTGAGE AMT:       437,000.00            CITY               LAGUNA NIGU
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.37500                               CA   92677
  UNPAID BALANCE:    437,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,776.78            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.70085            OUTSIDE CONV DATE:
  CURRENT INT           6.37500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080078603               MORTGAGORS:        MOCK, JOHN

                                                   MOCK, MARGARET
                                            ADDRESS     :    26360 CALLE DEL SOL
  MORTGAGE AMT:       650,000.00            CITY               LOS ALTOS H
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.00000                               CA   94022
  UNPAID BALANCE:    650,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          5,485.07            ANNUAL RATE ADJUST:      0.000
  LTV :                 55.46075            OUTSIDE CONV DATE:
  CURRENT INT           6.00000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080079049               MORTGAGORS:        BESSER, STAN

                                                   BESSER, AMY
                                            ADDRESS     :    433 DELL COURT
  MORTGAGE AMT:       300,000.00            CITY               SOLANA BEAC
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.12500                               CA   92075
  UNPAID BALANCE:    298,121.940            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,717.50            ANNUAL RATE ADJUST:      0.000
  LTV :                 58.82353            OUTSIDE CONV DATE:
  CURRENT INT           7.12500             MATURITY DATE:           03/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080080385               MORTGAGORS:        TRAXLER, RICHARD

                                                   TRAXLER, BEVERLY
                                            ADDRESS     :    110 BELLA VISTA DRIVE
  MORTGAGE AMT:       350,000.00            CITY               HILLSBOROUG
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   94010
  UNPAID BALANCE:    350,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,048.88            ANNUAL RATE ADJUST:      0.000
  LTV :                 12.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080080641               MORTGAGORS:        BERNACCI, RICHARD

                                                   BERNACCHI, MARILYN
                                            ADDRESS     :    610 CRESTVIEW DRIVE
  MORTGAGE AMT:       290,000.00            CITY               OJAI
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   93023
  UNPAID BALANCE:    290,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,546.18            ANNUAL RATE ADJUST:      0.000
  LTV :                 79.45205            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080080864               MORTGAGORS:        YOUNG, VICTOR
                                            ADDRESS     :    286 HIGH MEADOW STREET
  MORTGAGE AMT:       420,000.00            CITY               SIMI VALLEY
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   93065
  UNPAID BALANCE:    420,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,687.58            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080080922               MORTGAGORS:        ANDREWS, JOHN

                                                   ANDREWS, KIM
                                            ADDRESS     :    25611 STRATFORD PLACE
  MORTGAGE AMT:       507,000.00            CITY               LAGUNA HILL
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92653
  UNPAID BALANCE:    505,382.980            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,521.71            ANNUAL RATE ADJUST:      0.000
  LTV :                 74.88922            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080081201               MORTGAGORS:        FRENCH, DAVE

                                                   FRENCH, CARLA
                                            ADDRESS     :    197 AVENIDA LA CUESTA
  MORTGAGE AMT:       283,500.00            CITY               SAN CLEMENT
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   92672
  UNPAID BALANCE:    282,566.040            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,469.59            ANNUAL RATE ADJUST:      0.000
  LTV :                 71.77215            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080081243               MORTGAGORS:        WOO, WILLIAM
                                                   WOO, RAYMOND
                                                   WOO, SHU
                                            ADDRESS     :    1636 HASTINGS HEIGHTS LAN
  MORTGAGE AMT:       480,000.00            CITY               PASADENA
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   91107
  UNPAID BALANCE:    480,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          4,280.91            ANNUAL RATE ADJUST:      0.000
  LTV :                 38.40000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080082340               MORTGAGORS:        BONAMASSA, NICHOLAS

                                                   BONAMASSA, ANDREA
                                            ADDRESS     :    16 ESTHER DRIVE
  MORTGAGE AMT:       260,000.00            CITY               FREEHOLD
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.37500                               NJ   07728
  UNPAID BALANCE:    259,206.120            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,391.80            ANNUAL RATE ADJUST:      0.000
  LTV :                 75.36232            OUTSIDE CONV DATE:
  CURRENT INT           7.37500             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080083454               MORTGAGORS:        HARGREAVES, BERNARD

                                                   HARGREAVES, JANET
                                            ADDRESS     :    5 REGALO DRIVE
  MORTGAGE AMT:       263,500.00            CITY               MISSION VIE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.62500                               CA   92692
  UNPAID BALANCE:    263,500.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,313.52            ANNUAL RATE ADJUST:      0.000
  LTV :                 63.49398            OUTSIDE CONV DATE:
  CURRENT INT           6.62500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080083462               MORTGAGORS:        STANEK, BRYAN

                                                   STANEK, PATRICE
                                            ADDRESS     :    9 SUNROSE
  MORTGAGE AMT:       330,000.00            CITY               IRVINE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.50000                               CA   92612
  UNPAID BALANCE:    330,000.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,874.66            ANNUAL RATE ADJUST:      0.000
  LTV :                 62.50000            OUTSIDE CONV DATE:
  CURRENT INT           6.50000             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080085442               MORTGAGORS:        YUAN, DONALD

                                                   YUAN, FAYE
                                            ADDRESS     :    3120 GRANGEMONT ROAD
  MORTGAGE AMT:       345,880.00            CITY               GLENDALE
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.12500                               CA   91206
  UNPAID BALANCE:    345,880.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,942.14            ANNUAL RATE ADJUST:      0.000
  LTV :                 76.86222            OUTSIDE CONV DATE:
  CURRENT INT           6.12500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080088719               MORTGAGORS:        BRUNE, ROBERT

                                                   BRUNE, CATHERINE
                                            ADDRESS     :    29240 NORTHSTAR LANE
  MORTGAGE AMT:       409,286.00            CITY               EVERGREEN
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        7.00000                               CO   80439
  UNPAID BALANCE:    407,994.720            OPTION TO CONVERT :      No
  MONTHLY P&I:          3,678.78            ANNUAL RATE ADJUST:      0.000
  LTV :                 64.35314            OUTSIDE CONV DATE:
  CURRENT INT           7.00000             MATURITY DATE:           04/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  LN # 0080088743               MORTGAGORS:        BUTLER, LAVON
                                            ADDRESS     :    3672 CAMINO DEL PILAR
  MORTGAGE AMT:       333,600.00            CITY               ESCONDIDO
                                              :\
                                            STATE/ZIP    :\
  LIFETIME RATE :        6.87500                               CA   92025
  UNPAID BALANCE:    333,600.000            OPTION TO CONVERT :      No
  MONTHLY P&I:          2,975.23            ANNUAL RATE ADJUST:      0.000
  LTV :                 80.00000            OUTSIDE CONV DATE:
  CURRENT INT           6.87500             MATURITY DATE:           05/01/14
  RATE:
08
  --------------------------------------------------------------------------------

  **** PAGE TOTALS         NUM OF LOANS:    652                LOAN AMT:    200,546,
  ****                                                                        629.53
                           P & I AMT:    1,801,                UPB AMT:     192,660,
                                         550.55                               137.20


  **** GRAND TOTALS        NUM OF LOANS:            651        LOAN AMT:  200,546,629.53
  ****
                           P & I AMT:      1,801,550.55        UPB AMT:   192,660,137.20




                                    EXHIBIT D

                         FORM OF SERVICER'S CERTIFICATE
                            ----------------, ------
                                 (month) (year)

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    REMIC Mortgage Pass-Through Certificates,
                                 Series 1999-12


     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

         A.       Mortgage Loan Information:

                  (1)      Aggregate Scheduled Monthly Payments:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (2)      Aggregate Monthly Payments received and Monthly
                           Advances made this Month:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (3)      Aggregate Principal Prepayments in part received and
                           applied in the applicable Prepayment Period:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (4)      Aggregate Principal Prepayments in full received in
                           the applicable Prepayment Period:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (5)      Aggregate Insurance Proceeds (including purchases
                           of Mortgage Loans by primary mortgage insurers) for
                           prior month:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (6) Aggregate Liquidation Proceeds for prior month:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (7)      Aggregate Purchase Prices for Defaulted Mortgage
                           Loans:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (8)      Aggregate Purchase Prices (and substitution
                           adjustments) for Defective Mortgage Loans:
                           (a)      Principal                                                             $________
                           (b)      Interest                                                              $________
                           (c)      Total                                                                 $________

                  (9)      Pool Scheduled Principal Balance:                                              $________

                  (10)     Available Funds:                                                               $________

                  (11)     Realized Losses for prior month:                                               $________

                  (12)     Aggregate Realized Losses and Debt Service
                           Reductions:
                           (a)      Deficient Valuations                                                  $________
                           (b)      Special Hazard Losses                                                 $________
                           (c)      Fraud Losses                                                          $________
                           (d)      Excess Bankruptcy Losses                                              $________
                                    (i)   Debt Service Reductions                                         $________
                                    (ii)  Deficient Valuations                                            $________
                           (e)      Excess Special Hazard Losses                                          $________
                           (f)      Excess Fraud Losses                                                   $________
                           (g)      Debt Service Reductions                                               $________

                  (13)     Compensating Interest Payment:                                                 $________

                  (14)     Accrued Certificate Interest, Unpaid Class Interest
                           Shortfalls and Pay-out Rate:

                           Class A1                  $__________                $__________               ____%
                           Class A2                  $__________                $__________               ____%
                           Class A3                  $__________                $__________               ____%
                           Class M                   $__________                $__________               ____%
                           Class B1                  $__________                $__________               ____%
                           Class B2                  $__________                $__________               ____%
                           Class B3                  $__________                $__________               ____%
                           Class B4                  $__________                $__________               ____%
                           Class B5                  $__________                $__________               ____%
                           Class R                   $__________                $__________               ____%
                           Class S                   $__________                $__________               ____%

                  (15)     Accrual amount:

                           N/A

                  (16)     Principal distributable:

                           Class A1                  $__________
                           Class A2                  $__________
                           Class A3                  $__________
                           Class PO                  $__________
                           Class M                   $__________
                           Class B1                  $__________
                           Class B2                  $__________
                           Class B3                  $__________
                           Class B4                  $__________
                           Class B5                  $__________
                           Class R                   $__________

                  (17) Additional distributions to the Class R Certificate pursuant to Section 4.01(b):

                           Class   R                 $__________

                  (18)     Certificate Interest Rate of:

                           Class S Certificates              __________%

                   (19)    Distributions Allocable to Unanticipated Recoveries:

                           Class A1                  $__________
                           Class A2                  $__________
                           Class A3                  $__________
                           Class PO                  $__________
                           Class M                   $__________
                           Class B1                  $__________
                           Class B2                  $__________
                           Class B3                  $__________
                           Class B4                  $___________
                           Class B5                  $__________
                           Class R                   $__________

         B.       Other Amounts:

                  1.       Senior Percentage for such  Distribution Date:                            _____________%

                  2.       Senior Prepayment Percentage for such Distribution
                           Date:                                                                     _____________%

                  3.       Junior Percentage for such Distribution Date:                             _____________%

                  4.       Junior Prepayment Percentage for such Distribution
                           Date:                                                                     _____________%

                  5.       Class A1 Percentage for such Distribution Date:                           _____________%

                  6.       Class A1 Prepayment Distribution Percentage for
                           such Distribution Date:                                                   _____________%

                  7.       Subordinate Certificate Writedown Amount for such
                           Distribution Date:                                                        $_____________

                  8.       Prepayment Distribution Triggers
                           satisfied:                                        Yes               No

                           Class B1                                        _____            _____
                           Class B2                                        _____            _____
                           Class B3                                        _____            _____
                           Class B4                                        _____            _____
                           Class B5                                        _____            _____

                  9.       Servicing Fee:                                                            $_____________

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                    EXHIBIT E

              FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
                    DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


[NAME OF OFFICER] ______________________ hereby certifies that:

     1. That he [she] is [title of officer] ___________________________________
of [name of Investor] _______________________________________ (the "Investor"),
a __________ ______________________ [description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

     2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

     3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of May 1, 1999, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") or a Person that is using the assets of a Plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or
Section 4975 of the Code).

     [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]


IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                      ---------------------------------------
                      [name of Investor]
                      By:____________________________________
                           Name:
                           Title:

     The undersigned hereby acknowledges that it is holding and will hold the ERISA-Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.


-------------------------------
[name of nominee]


By:____________________________
     Name:
     Title:

                                    EXHIBIT F

                FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT




STATE OF                   )
                           ) ss.:
COUNTY OF                  )

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

     1. That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the "Purchaser"), a
_________________ ____________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

     2. That the Purchaser's Taxpayer Identification Number is [ ].

     3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Mortgage Pass-Through Certificates, Series 1999-12.

     4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

     5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc., dated as of May 1, 1999, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

     6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

     7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

     8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

     9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

     10. That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than
(i) a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

     11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

     12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust Fund, pursuant to the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                                 ---------------------------------
                                 [name of Purchaser]


                                 By:______________________________
                                    Name:
                                    Title:

Personally appeared before me the above-named [name of officer]
________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________, 19__.

NOTARY PUBLIC

------------------------------

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

44476/4



                                    EXHIBIT G
                [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                                                -------------------
                                                       Date
State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

     Re: GE Capital Mortgage Services, Inc.
         REMIC Mortgage Pass-Through
         Certificates, Series 1999-12

Ladies and Gentlemen:
     _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                   Very truly yours,


                                   -------------------------------
                                   Name:
                                   Title:

                                    EXHIBIT H
                        ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)

Assumption Fees                                      $550 - $800

Late Charges                                         Per Loan Documents

Appraisal/Inspection Fees                            Reasonable and Customary Charges

Partial Release Fees                                 $300

Easements                                            $150

Insufficient Funds Charges                           $15

Document Requests (copies of loan file
documents, additional pay-off quotations,
amortization schedules, payment histories)           $0

Modification Fees                                    Reasonable and Customary Charges

                                    EXHIBIT I
                          FORM OF INVESTMENT LETTER FOR
                       DEFINITIVE RESTRICTED CERTIFICATES



                              ---------------------
                                      Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

         Re: GE Capital Mortgage Services, Inc.
             REMIC Mortgage Pass Through
             Certificates, Series 1999-12

Ladies and Gentlemen:

     1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the "Investor"), a
______________ ___________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

     2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of May 1, 1999 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

     3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

     4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

     5. The Investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) promulgated pursuant to the Securities Act.

     6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

     7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

     8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

     [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the Investor.]

     IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                                            ---------------------------------
                                            [name of Investor]


                                            By:______________________________
                                               Name:
                                               Title:


     The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

------------------------------
[name of nominee]


By:__________________________
    Name:
    Title:

                                    EXHIBIT J
                       FORM OF DISTRIBUTION DATE STATEMENT

                            -----------------, ------
                               (month)          (year)

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    REMIC Mortgage Pass-Through Certificates,
                                 Series 1999-12

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     The amounts below are for a Single Certificate of $1,000:

     (1)      Amount of distribution allocable to principal:
              Class A1                                                   $__________
              Class A2                                                   $__________
              Class A3                                                   $__________
              Class PO                                                   $__________
              Class M                                                    $__________
              Class B1                                                   $__________
              Class B2                                                   $__________
              Class B3                                                   $__________
              Class B4                                                   $__________
              Class B5                                                   $__________
              Class R                                                    $__________

     (2) Aggregate principal prepayments included in distribution:

              Class A1                                                   $__________
              Class A2                                                   $__________
              Class A3                                                   $__________
              Class PO                                                   $__________
              Class M                                                    $__________
              Class B1                                                   $__________
              Class B2                                                   $__________
              Class B3                                                   $__________
              Class B4                                                   $__________
              Class B5                                                   $__________
              Class R                                                    $__________

     (3) Amount of distribution allocable to interest; Pay-out
Rate:

                           Class A1              $__________                                ____%
                           Class A2              $__________                                ____%
                           Class A3              $__________                                ____%
                           Class M               $__________                                ____%
                           Class B1              $__________                                ____%
                           Class B2              $__________                                ____%
                           Class B3              $__________                                ____%
                           Class B4              $__________                                ____%
                           Class B5              $__________                                ____%
                           Class R               $__________                                ____%
                           Class S               $__________                                ____%

                  (4)      Accrual Amount:

                           N/A

                  (5) Amount of distribution allocable to Unanticipated
Recoveries:

                           Class A1                 $__________                             ____%
                           Class A2                 $__________                             ____%
                           Class A3                 $__________                             ____%
                           Class PO                 $__________                             ____%
                           Class M                  $__________                             ____%
                           Class B1                 $__________                             ____%
                           Class B2                 $__________                             ____%
                           Class B3                 $__________                             ____%
                           Class B4                 $__________                             ____%
                           Class B5                 $__________                             ____%
                           Class R                  $__________                             ____%

                  (6)      Servicing Compensation:                                             $__________

                  The amounts below are for the aggregate of all Certificates:

                  (7)      Pool Scheduled Principal Balance; number
                           of Mortgage Loans:                                     $__________            __________

                  (8)      Class Certificate Principal Balance (or Notional
                           Principal Balance) of each Class; Certificate
                           Principal Balance (or Notional Principal Balance) of
                           Single Certificate of each Class:
                                                                                                         Single
                                                               -----------------------------------------------------
                              Class                                                                    Certificate
                                                                   Balance                               Balance
                                                                               -------------------------------------

                           Class A1                             $__________                            $__________
                           Class A2                             $__________                            $__________
                           Class A3                             $__________                            $__________
                           Class PO                             $__________                            $__________
                           Class M                              $__________                            $__________
                           Class B1                             $__________                            $__________
                           Class B2                             $__________                            $__________
                           Class B3                             $__________                            $__________
                           Class B4                             $__________                            $__________
                           Class B5                             $__________                            $__________
                           Class R                              $__________                            $__________
                           Class S                              $__________                            $__________

                  (9)      Book value of real estate acquired on behalf of
                           Certificateholders; number of
                           related Mortgage Loans:                                $__________            __________

                  (10) Aggregate Scheduled Principal Balance and number of delinquent Mortgage Loans:

                           30-59 days delinquent                                  $__________            __________
                           60-89 days delinquent                                  $__________            __________
                           90 or more days delinquent                             $__________            __________
                           In foreclosure                                         $__________            __________

                  (11)     Aggregate Scheduled Principal Balance and
                           number of replaced Mortgage Loans:                     $__________            __________

                  (12)     Certificate Interest Rate of:
                           Class S Certificate:                                                         __________%

                  (13)     Senior Percentage for such Distribution
                           Date:                                                                        __________%

                  (14)     Senior Prepayment Percentage for such
                           Distribution Date:                                                           __________%

                  (15)     Class A1 Percentage for such Distribution
                           Date:                                                                        __________%

                  (16)     Class A1 Prepayment Distribution
                           Percentage for such Distribution Date:                                       __________%

                  (17)     Junior Percentage for such Distribution
                           Date:                                                                        __________%

                  (18)     Junior Prepayment Percentage for such
                           Distribution Date:                                                           __________%

     Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                                    EXHIBIT K

                            FORM OF SPECIAL SERVICING
                          AND COLLATERAL FUND AGREEMENT


     This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the
"Purchaser").

                              PRELIMINARY STATEMENT

     ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Mortgage Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_ Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

     ____________________________ or an affiliate thereof intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

     In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

     [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Mortgage Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

     In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

     Collateral Fund: The fund established and maintained pursuant to Section
3.01 hereof.

     Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

     Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

     Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

     Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

     Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

     Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and
Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

     Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

     Section 2.01. Reports and Notices.

     (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

     (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

     (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

     (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or (a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

     (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

     Section 2.02. Purchaser's Election to Delay Foreclosure Proceedings.

     (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or
(ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall
(i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

     (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of
(i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

     (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

     Section 2.03. Purchaser's Election to Commence Foreclosure Proceedings.

     (a) In connection with any Mortgage Loan identified in a report under
Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

     (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

     (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

     (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

     Section 2.04. Termination.

     (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

     (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section 2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

     Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

     Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Mortgage Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

     Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

     The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser (i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or
(ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

     Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

     All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

     Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to:
(1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

     The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

     Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

     Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

     (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

                  GE Capital Mortgage Services, Inc.
                  4680 Hallmark Parkway
                  San Bernadino, California  92407
                  Attention:  Ken Scheller
                  Telephone:  (909) 880-4608
                  Facsimile:  (909) 473-2273

         with respect to all other notices pursuant to this Agreement,

                  GE Capital Mortgage Services, Inc.
                  Three Executive Campus
                  Cherry Hill, New Jersey  08002
                  Attention:  General Counsel
                  Telephone:  (609) 661-6515
                  Facsimile:  (609) 661-6875

          or such other address as may hereafter be furnished in writing by the Company, or

          (b)  in the case of the Purchaser, with respect to notices pursuant to
               Section 2.01,

                  ================================

                  --------------------------------
                  Attention:______________________
                  Telephone:______________________
                  Facsimile:______________________

           with respect to all other notices pursuant to this Agreement,

                  ================================

                  --------------------------------
                  Attention:______________________
                  Telephone:______________________
                  Facsimile:______________________

          or such other address as may hereafter be furnished in writing by the Purchaser, or

         (c)      in the case of the Trustee,

                  State Street Bank and Trust Company
                  Corporate Trust Department
                  8th Floor
                  225 Franklin Street
                  Boston, Massachusetts  02110
                  Attention:  Karen Beard
                  Telephone:  (617) 664-5465
                  Facsimile:  (617) 664-5167

     Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

     Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

     Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

     Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

     [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

     IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:________________________________
                                    Name:
                                    Title:


                                   [PURCHASER]



                                By:_______________________________
                                     Name:
                                     Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY



By:___________________________________
     Name:
     Title:

                                    EXHIBIT L

                    FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

     I, _________________________________________, being duly sworn, do hereby state under oath that:

     1. I am a duly elected ______________________ of GE Capital Mortgage Services, Inc. (the "Company") and am duly authorized to make this affidavit.

     2. This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Pooling and Servicing Agreement dated as of [date] between the Company, Seller and Servicer, and State Street Bank and Trust Company, Trustee, relating to the Company's REMIC Mortgage Pass-Through Certificates, Series [____] ("Agreement"). Such Mortgage Loan constitutes a Designated Loan.

     3. The Company is the payee under the following described Mortgage Note ("Mortgage Note") which evidences the obligation of the borrower(s) to repay the Mortgage Loan:

         Loan Number: __________________________________
         Mortgage Note Date:_____________________________
         Borrower(s): ___________________________________
         Original Payee (if not the Company): ___________
         Original Amount:________________________________
         Mortgage Rate: _________________________________
         Address of Mortgaged Property: _________________
         ------------------------------------------------

     4. The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage Note.

     5. A thorough and diligent search for the executed original Mortgage Note was undertaken and was unsuccessful.

     6. Attached hereto is a true and correct copy of the Mortgage Note.

     7. The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Agreement.

     8. Without limiting the generality of the rights and remedies of the Trustee contained in the Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations and warranties appearing in Agreement subsections 2.03(a)(ii) (the validity and enforceability of the lien created by the Mortgage Loan) or (x) (no valid offset, defense or counterclaim to any Mortgage Note or Mortgage), the Company shall repurchase the Mortgage Loan at the Purchase Price and otherwise in accordance with Section 2.03(b) of the Agreement. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

     9. In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage Note to the Trustee.

     10. Capitalized terms not otherwise defined herein shall have the meanings given them in the Agreement.


Date: _______________________

                                       ------------------------------
                                       (signature)

                                       ------------------------------
                                       (print name)

                                       ------------------------------
                                       (print title)

State of New Jersey        )
                           )ss:
                           )


     On this ____________________day of ___________________, 199__, before me appeared ____________________________, to me personally known, who acknowledged the execution of the foregoing and who, having been duly sworn states that he/she is a/the ______________________________of GE Capital Mortgage Services, Inc., that any representations therein contained are true, that this Lost Note Affidavit was signed and sealed on behalf of GE Capital Mortgage Services, Inc. and that this Lost Note Affidavit is the free act and deed of GE Capital Mortgage Services, Inc.

                             ---------------------------------------
                             (Notary Public)


[Notarial Seal]

                                    EXHIBIT M

                          SCHEDULE OF DESIGNATED LOANS

                                 SERIES 1999-12



LOAN NO.                   ORIGINAL PRINCIPLE BALANCE             BORROWER NAME

 4870044                         $ 30,959.36                        RAMINFARD
 4970000                         $295,000.00                        CAMPBELL
 5294855                         $408,250.00                        GILADI
 7672926                         $360,000.00                        WOODS
32015596                         $290,400.00                        SHEU
70774799                         $120,000.00                        MEHR

                                    EXHIBIT N

                    SCHEDULE OF PLEDGED ASSET MORTGAGE LOANS


                                     [NONE]

                                   EXHIBIT O

                           SENIOR PRINCIPAL PRIORITIES

     third, to the classes of senior certificates entitled to principal distributions, in reduction of the aggregate class certificate principal balances (the "Class Certificate Principal Balances") thereof, to the extent of remaining Available Funds, concurrently as follows:

     (1) to the Class A1, Class A2, Class A3 and Class R Certificates, the Senior Optimal Principal Amount for such Distribution Date, in the following order of priority:

     (a) to the Class R Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (b) to the Class A1, Class A2 and Class A3 Certificates, the remaining Senior Optimal Principal Amount for such Distribution Date, concurrently, as follows:

     (I) approximately 30.7865473198% of the amount distributable pursuant to clause (1)(b) to the Class A1 and Class A2 Certificates, in the following order of priority:

     (A) to the Class A1 Certificates, the Class A1 Principal Distribution Amount (as defined herein) for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (B) to the Class A2 Certificates (the "Group I Senior Certificates"), the amount distributable pursuant to clause (1)(b)(I) less the Class A1 Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (II) approximately 69.2134526802% of the amount distributable pursuant to clause (1)(b) to the Class A3 Certificates, until the Class Certificate Principal Balance thereof has been reduced to zero; and

     (2) to the Class PO Certificates, the Class PO Principal Distribution Amount for such Distribution Date, until the Class Certificate Principal Balance thereof has been reduced to zero;